As filed with the Securities and Exchange Commission on April 24, 1998


                                             Registration No. 33-48550

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                        POST-EFFECTIVE AMENDMENT NO. 9

                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                          (Exact Name of Registrant)

                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                               700 Market Street
                             St. Louis, MO  63101
         (Name and Address of principal executive office of depositor)



                         Matthew P. McCauley, Esquire

                    General American Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:

                           Stephen E. Roth, Esquire
                         Sutherland, Asbill & Brennan
                         1275 Pennsylvania Ave., N.W.
                          Washington, DC  20004-2404

It is proposed that this filing will become effective (check appropriate space)



[   ] immediately upon filing pursuant to paragraph (b), of Rule 485

[ x ] on (1 May 1998) pursuant to paragraph (b) of Rule 485


[   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[   ] on (date), pursuant to paragraph (a)(1) of rule 485

[   ] 75 days after filing pursuant to paragraph (a)(2) of rule 485

[   ] on (date) pursuant to paragraph (a)(2) of Rule 485


[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                      DECLARATION PURSUANT TO RULE 24f-2


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, an indefinite number or amount of securities has been registered under the Securities Act of 1933. The Registrant filed the 24f-2 Notice for the fiscal year ended December 31, 1997 on March 13, 1998.

                     RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS


  Item No. of
  Form N-8B-2             Caption in Prospectus
  -----------             ---------------------

       1.         Cover Page
       2.         Cover Page
       3.         Not Applicable
       4.         Distribution of the Policies
       5.         The Company and the Separate Account
       6.         The Separate Account
       7.         Not Required
       8.         Not Required
       9.         Legal Proceedings
      10.         Summary; General American Capital
                  Company/Russell Insurance Funds;
                    Charges and Deductions; Policy
                    Benefits; Policy Rights; Voting
                    Rights; General Matters
      11.         Summary; General American Capital
                  Company/ Russell Insurance Funds
      12.         Summary; General American Capital
                  Company/ Russell Insurance Funds
      13.         Summary; Charges and Deductions; General
                    American Capital Company/ Russell
                    Insurance Funds
      14.         Summary; Payment and Allocation of
                  Premiums
      15.         Payment and Allocation of Premiums
      16.         Payment and Allocation of Premiums;
                    General American Capital Company/
                    Russell Insurance Funds
      17.         Summary; Charges and Deductions; Policy
                    Rights; General American Capital
                    Company/ Russell Insurance Funds
      18.         General American Capital Company/
                  Russell Insurance Funds; Payment and
                  Allocation of Premiums
      19.         General Matters; Voting Rights
      20.         Not Applicable
      21.         Policy Rights; General Matters
      22.         Not Applicable
      23.         Safekeeping of the Separate Account's
                  Assets
      24.         General Matters
      25.         The Company and the Separate Account
      26.         Not Applicable

  Item No. of
  Form N-8B-2           Caption in Prospectus
  -----------           ---------------------

      27.         The Company and the Separate Account
      28.         Management of the Company
      29.         The Company and the Separate Account
      30.         Not Applicable
      31.         Not Applicable
      32.         Not Applicable
      33.         Not Applicable
      34.         Not Applicable
      35.         The Company and the Separate Account
      36.         Not Required
      37.         Not Applicable
      38.         Summary; Distribution of the Policies
      39.         Summary; Distribution of the Policies
      40.         Distribution of the Policies
      41.         The Company and the Separate Account;
                    Distribution of the Policies
      42.         Not Applicable
      43.         Not Applicable
      44.         Payment and Allocation of Premiums
      45.         Not Applicable
      46.         Policy Rights
      47.         General American Capital Company/Russell
                  Insurance Funds
      48.         Not Applicable
      49.         Not Applicable
      50.         The Separate Account
      51.         Cover Page; Summary; Charges and
                  Deductions; Policy Rights; Policy
                  Benefits; Payment and Allocation of
                  Premiums
      52.         General American Capital Company/Russell
                  Insurance Funds
      53.         Federal Tax Matters
      54.         Not Applicable
      55.         Not Applicable
      56.         Not Required
      57.         Not Required
      58.         Not Required
      59.         Not Required

This Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 includes two prospectuses describing variable life insurance policies which are substantially identical, except that the policy described in the second prospectus makes available to policy owners different investment divisions of the registrant than does the policy described in the original prospectus.

                         FLEXIBLE PREMIUM VARIABLE LIFE
                                INSURANCE POLICY
                                   ISSUED BY
                    GENERAL AMERICAN LIFE INSURANCE COMPANY
        700 Market Street      St.  Louis, MO 63101      (314) 231-1700


This Prospectus describes an individual flexible premium variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection to age 100 and at the same time provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit will not be less than the current Face Amount of the Policy. A Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

After the end of the "Right to Examine Policy" period, Net Premiums may be allocated to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or in certain contracts to General American's General Account. If Net Premiums are allocated to the Separate Account, the amount of the Cash Value will vary to reflect the investment performance of the investment Divisions selected by the Owner, the Policy may lapse, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. The Owner bears the entire investment risk for all amounts allocated to the Separate Account; there is no minimum guaranteed Cash Value.

Divisions of the Separate Account invest in corresponding Funds from the following open-end, diversified management investment companies: (1) General American Capital Company, (2) Russell Insurance Funds, (3) Variable Insurance Products Fund, (4) Variable Insurance Products Fund II, and (5) Van Eck Worldwide Insurance Trust. Funds offered from General American Capital Company include the S & P 500 Index Fund, the Money Market Fund, the Bond Index Fund, the Managed Equity Fund, the Asset Allocation Fund, the International Index Fund, the Mid-Cap Equity Fund, and the Small-Cap Equity Fund. Funds offered from Russell Insurance Funds include the Multi-Style Equity Fund, the Aggressive Equity Fund, the Non-U.S. Fund, and the Core Bond Fund. Funds offered from Variable Insurance Products Fund include the Equity-Income Portfolio, the Growth Portfolio, the High Income Portfolio, and the Overseas Portfolio. The Fund offered from Variable Insurance Products Fund II is the Asset Manager Portfolio. The Fund offered from Van Eck
Worldwide Insurance Trust is the Worldwide Hard Assets Fund.     A full
description of the Funds, including the investment policies, restrictions, risks, and charges is contained in the Prospectus of each Fund.

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

This Prospectus must be accompanied by current Prospectuses for General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Please read this Prospectus carefully and retain it for future reference. The date of this Prospectus is May 1, 19987. The Policies are not available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                              TABLE OF CONTENTS
                                                                         Page
Definitions                                                                 1
Summary                                                                     2
The Company and the Separate Account                                        5
    The Company
    The Separate Account
    General American Capital Company
    Russell Insurance Funds
    Variable Insurance Products Fund
    Variable Insurance Products Fund II
    Van Eck Worldwide Insurance Trust
Addition, Deletion, or Substitution of Investments                          9
Policy Benefits                                                             9
    Death Benefit
    Cash Value
Policy Rights                                                              13
    Loans
    Surrender, Partial Withdrawals and Pro Rate Surrender
    Transfers
    Portfolio Rebalancing
    Dollar Cost Averaging
    Right to Examine Policy
    Payment of Benefits at Maturity
Payment and Allocation of Premiums                                         18
    Issuance of a Policy
    Premiums
    Allocation of Net Premiums and Cash Value
    Policy Lapse and Reinstatement
Charges and Deductions                                                     20
    Premium Expense Charges
    Monthly Deduction
    Contingent Deferred Sales Charge
    Separate Account Charges
Dividends                                                                  23
The General Account                                                        24
General Matters                                                            26
Distribution of the Policies                                               28
Federal Tax Matters                                                        29
Unisex Requirements Under Montana Law                                      32
Safekeeping of the Separate Account's Assets                               32
Voting Rights                                                              32
State Regulation of the Company                                            33
Management of the Company                                                  34
Legal Matters                                                              37
Legal Proceedings                                                          37
Experts                                                                    37
Additional Information                                                     37
Financial Statements                                                       37
Appendix A - Illustration of Death Benefits and Cash Values                38
Appendix B - Target Premium Factors per Thousand of Face Amount            48


                                  DEFINITIONS

ATTAINED AGE - The Issue Age of the Insured plus the number of completed Policy Years.

BENEFICIARY - Tthe person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account, and in certain contracts, the General Account.

CASH SURRENDER VALUE - The Cash Value of a Policy on the date of surrender, less any Indebtedness, and less any surrender charges.

DIVISION - A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund of either General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust.

EFFECTIVE DATE - The date as of which insurance coverage begins under a policy.

FACE AMOUNT - The minimum death benefit under the Policy so long as the Policy remains in force.

FUND - A separate investment Portfolio of either General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust. Although sometimes referred to elsewhere as "Portfolios," they are referred to herein as "Funds," except where "Portfolio" is part of their name.

GENERAL ACCOUNT -The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

HOME OFFICE - The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

INDEBTEDNESS - The sum of all unpaid Policy Loans and accrued interest on loans.

INSURED - The person whose life is insured under the Policy.

INVESTMENT START DATE - The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at General American's Home Office.

ISSUE AGE - The Insured's age at his or her nearest birthday as of the date the Policy is issued.

ISSUE DATE - The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT - The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General American's General Account.

LOAN SUBACCOUNT - A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MATURITY DATE - The Policy Anniversary on which the Insured reaches Attained Age 100.

MONTHLY ANNIVERSARY - The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM - The premium less the premium expense charges (consisting of the sales charge and the premium tax charge).

OWNER - The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY - The flexible premium variable life insurance Policy offered by the Company and described in this Prospectus.

POLICY ANNIVERSARY - The same date each year as the Issue Date.

POLICY MONTH - A month beginning on the Monthly Anniversary.

POLICY YEAR - A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

PORTFOLIO - see Fund.

SEC - The United States Securities and Exchange Commission.

SEPARATE ACCOUNT - General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

VALUATION DATE - Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business the day after Thanksgiving.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.

                                    SUMMARY

THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, THE DESCRIPTION OF THE POLICIES CONTAINED IN THIS PROSPECTUS ASSUMES THAT A POLICY IS IN FORCE AND THAT THERE IS NO OUTSTANDING INDEBTEDNESS.

THE POLICY. Under the flexible premium variable life insurance Policy described in this Prospectus, the Owner may, subject to certain limitations, make premium payments in any amount and at any frequency. The Policy is a life insurance contract with death benefits, Cash Value, surrender rights, Policy Loan privileges, and other features traditionally associated with life insurance. It is a "flexible premium" Policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments.
Although the Owner may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse nor will making the planned premium payments guarantee that a Policy will remain in force to maturity. Thus, an Owner may, but is not required to, pay additional premiums. This flexibility permits an Owner to provide for changing insurance needs within a single insurance policy.

The Policy is a "variable" Policy because, unlike the fixed benefits under an ordinary life insurance contract, to the extent that Net Premiums are allocated to the Separate Account, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated Net Premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deductions, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy, less any outstanding Indebtedness.

A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement..)

THE SEPARATE ACCOUNT. After the end of the "Right to Examine Policy" period, the Owner may allocate the Net Premiums to the Separate Account and, if it is available, to the General Account. Amounts allocated to the Separate Account are further allocated to one or more Divisions. Assets of each Division are invested at net asset value in shares of a corresponding Fund. (See The Company and the Separate Account,) An Owner may change future allocations of Net Premiums at any time.

The option offered in connection with the Policies to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, at the Company's discretion, under all Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which future premiums may be allocated to the General Account in regard to any or all outstanding Policies. Such adjustments may not be uniform as to all Policies.

Until the end of the "Right to Examine Policy" period (See Policy Rights - Right to Examine Policy), all Net Premiums automatically will be allocated to the Division that invests in the Money Market Fund. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Value.)

To the extent Net Premiums are allocated to the Divisions of the Separate Account, the Cash Value will, and the death benefit may, vary with the investment performance of the chosen Division. To the extent Net Premiums are allocated to the General Account, the Cash Value will accrue interest at a guaranteed minimum rate. (See The General Account..) Thus, depending upon the allocation of Net Premiums, investment risk over the life of a Policy may be borne by the Owner, by the Company, or by both.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account or, it available, between the Separate Account and the General Account. Currently, no charge is assessed for transfers. The Company reserves the right to revoke or modify the transfer privilege. (See Policy Rights - Transfers.)

CHARGES AND DEDUCTIONS. A premium expense charge will be deducted from each premium payment prior to allocation. The premium expense charge consists of a sales charge and a charge to cover premium taxes. The sales charge will never exceed 5.0% and is currently 5.0% in Policy years one through ten and 2.25% in Policy years past Policy year ten. The charge to cover premium taxes is 2.5%. (See Charges and Deductions - Premium Expense Charges.)

A Contingent Deferred Sales Charge to compensate for sales expenses will also be assessed against the Cash Value under a Policy upon a surrender, a lapse, a partial withdrawal, or pro rata surrender. The Contingent Deferred Sales Charge will never exceed 4% of premiums paid. (See Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender; Policy Benefits - Death Benefit; and Charges and Deductions - Contingent Deferred Sales Charge.) Reductions in the Contingent Deferred Sales Charge are available in some situations. (See Reduction of Charges.)

On each Monthly Anniversary, the Cash Value will be reduced by a monthly deduction. The monthly deduction includes an administrative charge of $4 per month for each Policy Month. (See Charges and Deductions - Monthly Deduction.) A monthly charge is also made for the cost of insurance, and the cost of any additional benefits provided by rider. (See CHARGES AND DEDUCTIONS - MONTHLY DEDUCTION.)

A daily charge based on an effective annual charge of .70% of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See Charges and Deductions - Separate Account Charges.)

The Company may make a charge for any taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

The operating expenses of the Separate Account are paid by General American. Investment Advisory fees and other operating expenses of the Funds are paid by the Funds and are reflected in the value of the assets of the corresponding Division of the Separate Account. For a description of these charges, see Charges and Deductions--Separate Account Charges.

Currently, there are no transaction charges to cover the administrative costs of processing partial withdrawals or transfers of Cash Value between Divisions of the Separate Account. In contracts with the General Account option, there are no transaction charges to cover the administrative costs of processing transfers of Cash Value between the Separate and General Accounts. However, the Company reserves the right to impose such charges in the future. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Value; Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender; and The General Account.)

PREMIUMS. An Owner has considerable flexibility concerning the amount and frequency of premium payments. A Policy will not become effective until the Owner has paid an initial premium equal to one-twelfth (1/12) of the "Minimum Premium" for the Policy. This amount will be different for each Policy. Thereafter, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. The Owner may also determine a planned premium payment schedule. The schedule will provide for a premium payment of a level amount at a fixed interval over a specified period of time. An Owner need not, however, adhere to the planned premium payment schedule. For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full "Minimum Premium" for the Policy. (See Payment and Allocation of Premiums.)

A Policy will lapse only when the Cash Surrender Value is insufficient to pay the next monthly deduction (See Charges and Deductions - Monthly Deduction.) and a grace period expires without a sufficient payment by the Owner. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

DEATH BENEFIT. A death benefit is payable to the named Beneficiary when the Insured under a Policy dies. Three death benefit options are available. Under Death Benefit Option A, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option B, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option C, the death benefit is the Face Amount of the Policy or, if greater, the Cash Value multiplied by the Attained Age factor. So long as the Policy remains in force, the minimum death benefit under any death benefit option will be at least the current Face Amount. The death benefit will be increased by any unpaid dividends determined prior to the Insured's death. and by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. The death benefit will be paid according to the settlement options available at the time of death. (See Policy Benefits
- Death Benefit.)

The minimum Face Amount at issue is $50,000 under the Company's current rules. Subject to certain restrictions, the Owner may change the Face Amount and the death benefit option. In certain cases evidence of insurability may be required. (See Change in Death Benefit Option, and Change In Face Amount.)

Additional insurance benefits offered under the Policy include a waiver of specified premium rider, a waiver of monthly deduction rider, and an increasing benefit option. (See General Matters - Additional Insurance Benefits.) The cost of these additional insurance benefits will be deducted from the Cash Value as part of the monthly deduction. (See Charges and Deductions - Monthly Deduction.)

CASH VALUE. The Policies provide for a Cash Value equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans) and in certain contracts, the General Account. A Policy's Cash Value will reflect the amount and frequency of Net Premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See Policy Benefits - Cash Value.) There is no minimum guaranteed Cash Value.

POLICY LOANS. After the first Policy Anniversary, an Owner may borrow against the Cash Value of a Policy. The maximum amount that may be borrowed under a Policy ("the Loan Value") is the Cash Value of the Policy on the date the loan request is received, less loan interest to the next Policy Anniversary, less any outstanding Indebtedness, less any surrender charges to the next Policy Anniversary, and less monthly deductions to the next loan interest due date. Loan interest is payable on each Policy Anniversary and all outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, upon the exercise of a settlement option, or upon surrender.

A Policy loan will be allocated among the General Account (if available) and the various Divisions of the Separate Account. When a loan is allocated to the Divisions of the Separate Account, a portion of the Policy's Cash Value in the Divisions of the Separate Account sufficient to secure the loan will be transferred to the Loan Account as security for the loan. Therefore, a loan may have impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See Policy Rights - Loans.) Loans taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

SURRENDER, PARTIAL WITHDRAWALS, AND PRO RATA SURRENDER. At any time that a Policy is in force, an Owner may elect to surrender the Policy and receive its Cash Surrender Value plus the value of any dividends determined prior to the surrender. After the first year, an Owner may also request a partial withdrawal of the Cash Surrender Value of the Policy. When the death benefit is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. An Owner may also request a pro rata surrender of the Policy. (See Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender.) A surrender, partial withdrawal, or pro rata surrender may have Federal income tax consequences. (See Federal Tax Matters.)

RIGHT TO EXAMINE POLICY. The Owner has a limited right to return a Policy for cancellation within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older), or within 45 days after the application is signed, whichever is later (or such longer period, if any, as required by law). If a Policy is canceled within this time period, a refund will be paid which will equal all premiums paid under the Policy except in Kansas. The Owner also has a similar right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the additional charges deducted in connection with the increase will be added to the Cash Value. (See Policy Rights - Right to Examine Policy.)

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES. Illustrations on pages A-2 to A-10 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain rate of return assumptions and how these benefits compare with amounts which would accumulate if premiums were invested to earn interest at 5% compounded annually. If a Policy is surrendered in the early Policy Years the Cash Surrender Value payable will be low as compared to premiums accumulated at interest, and consequently the insurance protection provided prior to surrender will be costly. You may make a written request for a projection of illustrated future Cash Values and death benefits for a nominal fee not to exceed $25.00.

TAX CONSEQUENCES OF THE POLICY. If a Policy is issued on the basis of a standard premium class or on a guaranteed or simplified issue basis, while limited guidance exists, the Company believes that the Policy should qualify as a life insurance contract for Federal income tax purposes. However, if a Policy is issued on a substandard basis, it is unclear whether or not such a Policy would qualify as a life insurance contract for Federal income tax purposes. Assuming that the Policy qualifies as a life insurance contract for Federal income tax purposes, the Company believes the Cash Value of the Policy should be subject to the same Federal income tax treatment as the Cash Value of a conventional fixed-benefit contract. If so, the Owner is not considered to be in constructive receipt of the Cash Value under the Policy until there is a distribution. A change of Owners, a surrender, a partial withdrawal, a pro rata surrender, a lapse with outstanding Indebtedness, or an exchange may have tax consequences, depending on the particular circumstances. (See Federal Tax Matters.)

A Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the Policy is a modified endowment contract, then all pre-death distributions, including Policy Loans and due but unpaid loan interest, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 taxable income from such distributions generally will be subject to a 10% additional tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10.0% additional tax. (See Federal Tax Matters.)

DIVIDENDS. While a Policy is in force, it may share in the divisible surplus of the Company. Each year the Company will determine the share of divisible surplus accruing to a Policy and will distribute the surplus as dividend.
The Company is not obligated to pay dividends on the Policies.  (See
Dividends.)

                                     * * *

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.

                      THE COMPANY AND THE SEPARATE ACCOUNT

                                  THE COMPANY

General American Life Insurance Company ("General American" or "the Company") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. GenAmerica is wholly owned by General American Mutual Life Insurance Company, a mutual holding company organized under Missouri law. The mutual holding company structure retains mutuality as General American's ultimate parent company is wholly owned by General American's policyholders.

General American is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1997, it had consolidated assets of approximately $24 billion. It is admitted to do business in 49 states, the District of

Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices of General American are located at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.

                              THE SEPARATE ACCOUNT

General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other classes of flexible premium variable life insurance policies and might do so for additional classes in the future.

The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.

The Separate Account currently is divided into eighteen Divisions. Divisions invest in corresponding Funds from one of five open-end, diversified management investment companies: (1) General American Capital Company, (2) Russell Insurance Funds, (3) Variable Insurance Products Fund, (4) Variable Insurance Products Fund II, and (5) Van Eck Worldwide Insurance Trust.
Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business General American may conduct.

Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

                        GENERAL AMERICAN CAPITAL COMPANY

General American Capital Company ("the Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Capital Company Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for the Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's investment Advisor is Conning Asset Management Company ("the Advisor"), an indirect majority-owned subsidiary of General American Holding Company which, in turn is wholly owned by General American. The Advisor selects investments for the Funds.

The investment objectives and policies of each Fund are summarized below:

      S&P 500 INDEX FUND: The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate. The Fund uses the Standard & Poor's Composite Index of 500 Stocks ( "the S&P Index") as its standard for performance comparison. The Fund attempts to duplicate the performance of the S&P Index and includes dividend income as a component of the Fund's total return. The Fund is not managed by Standard & Poor's.

      THE MONEY MARKET FUND: The investment objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government.

      BOND INDEX FUND: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers
      Government/Corporate Bond Index as its standard for performance comparison.

      MANAGED EQUITY FUND: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

      ASSET ALLOCATION FUND: The investment objective of this Fund is a high rate of long-term total return composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Capital Company Funds may invest in. The Asset Allocation Fund invests in a combination of common stocks, bonds, or money market instruments in accordance with guidelines established from time to time by Capital Company's Board of Directors.

      INTERNATIONAL INDEX FUND: The investment objective of this Fund is obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index ("EAFE").

      MID-CAP EQUITY FUND: The investment objective of this Fund is capital appreciation. It pursues this objective by investing primarily in common stocks of United States-based, publicly traded companies with medium market capitalizations falling within the capitalization range of the S&P Mid-Cap 400 at the time of the Fund's investment.

      SMALL-CAP EQUITY FUND: The investment objective of this Fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange ("NYSE").


                        RUSSELL INSURANCE FUNDS

Russell Insurance Funds ("RIF") is organized as a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. RIF is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. RIF is a diversified open end management investment company, commonly known as a "mutual fund." Frank Russell Company, which is a consultant to RIF, has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." This is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. General management of RIF is provided by Frank Russell Investment Management Company, a wholly-owned subsidiary of Frank Russell Company, which furnishes officers and staff required to manage and administer RIF on a day-to-day basis.


The investment objectives and policies of each Fund are summarized below:

      MULTI-STYLE EQUITY FUND: The investment objective of this Fund is to provide income and capital growth by investing principally in equity securities.

      AGGRESSIVE EQUITY FUND: This Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund while still investing in equity securities.

      AGGRESSIVE EQUITY FUND: This Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund while still investing in equity securities.

      NON-U.S. FUND: This Fund's objective is to provide favorable total return and additional diversification for U.S. investors by investing primarily in equity and fixed-income securities of non-U.S. companies, and securities issued by non-U.S. governments.

      CORE BOND FUND: This Fund's objective is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market. The Fund invests in fixed-income securities.

                        VARIABLE INSURANCE PRODUCTS FUND

Variable Insurance Products Fund ("VIP") is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for VIP. VIP shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the Funds' Manager.

The investment objectives and policies of each Fund are summarized below:

      EQUITY-INCOME PORTFOLIO: The investment objective of this Fund is income, obtained by investing primarily in income-producing equity securities. In choosing these securities, FMR will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

      GROWTH PORTFOLIO: The investment objective of this Fund is capital appreciation. The Fund normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be obtained from other types of securities, including bonds and preferred stocks.

      OVERSEAS PORTFOLIO: The investment objective of this Fund is long-term growth of capital. The Fund invests primarily in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participation in companies and economies outside of the United States.

      HIGH INCOME PORTFOLIO: The investment objective of this Fund is a high level of current income. The Fund seeks to fulfill the objective by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Lower-rated securities, commonly referred to as "junk bonds," involve greater risk of default or price change than securities assigned a higher quality rating.

                      VARIABLE INSURANCE PRODUCTS FUND II

Variable Insurance Products Fund II ("VIP II") is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for VIP II. VIP II shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.


The investment objective and policies of the Funds are summarized below:


      ASSET MANAGER: The investment objective of this Fund is to seek a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed income instruments.

                       VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust ("Van Eck") is an open-end management investment company organized as a Massachusetts business trust on January 7,
1987.   Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for Van Eck. Shares of Van Eck are offered only to separate accounts of various insurance companies to support benefits of variable insurance and annuity policies. The assets of Van Eck are managed by Van Eck Associates Corporation of New York, New York.


The investment objectives and policies of the Fund are summarized below:


      WORLDWIDE HARD ASSETS FUND: The investment objective of the Fund is to seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production, and distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together, "Hard Assets"). Current income is not an objective.


THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. It is conceivable that in the future it may be disadvantageous for Funds to offer shares to separate accounts of various insurance companies to serve as the investment medium for their variable products or for both variable life and annuity separate accounts to invest simultaneously in Capital Company. The Board of Trustees of RIF, the Board of Trustees of FMR, the Board of Trustees of Van Eck, the Board of Directors of Capital Company, the respective Advisors of each Fund, and the Company and any other insurance companies participating in RIF, VIP, VIP II, Van Eck, and Capital Company are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events or conflicts. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in the prospectuses for RIF, VIP, VIP II, Van Eck, and Capital Company, which must accompany or precede this Prospectus and which should be read carefully.

               ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS


The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of Capital Company, RIF, VIP, VIP II, Van Eck, or of another registered open-end investment company if the shares of a Fund are no longer available for investment or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of Capital Company, RIF, VIP, VIP II, or Van Eck, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                                POLICY BENEFITS

                                 DEATH BENEFIT

As long as the Policy remains in force (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement), the Company will, upon receipt of proof of the Insured's death at its Home Office, pay the death benefit in a lump sum The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides three death benefit options: "Death Benefit Option A," "Death Benefit Option B," and "Death Benefit Option C." The death benefit under all options will never be less than the current Face Amount of the Policy (LESS INDEBTEDNESS) as long as the Policy remains in force. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.) The minimum Face Amount currently is $50,000.

DEATH BENEFIT OPTION A. Under Death Benefit Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an a Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current
Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

DEATH BENEFIT OPTION B. Under Death Benefit Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Death Benefit Option A: 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). (See Illustrations of Death Benefits and Cash Values, Appendix A.)


             APPLICABLE PERCENTAGE OF CASH VALUE TABLE<F*>
  -------------------------------------------------------------------
                                              Policy Account Multiple
  Insured Person's Age                              Percentage
  --------------------                        -----------------------
      40 or under                                      250%
           45                                          215%
           50                                          185%
           55                                          150%
           60                                          130%
           65                                          120%
           70                                          115%
        78 to 90                                       105%
      95 or older                                      100%

<F*>For ages that are not shown on this table, the
applicable percentage multiples will decrease by a ratable portion for each full year.

DEATH BENEFIT OPTION C. Under Death Benefit Option C, the death benefit is equal to the current Face Amount of the Policy or, if greater, the Cash Value on the date of death multiplied by the "Attained Age factor" (a list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below). Accordingly, under Death Benefit Option C the death benefit will remain level at the Face Amount unless the Cash Value multiplied by the Attained Age factor exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

                          DEATH BENEFIT OPTION C
                     SAMPLE ATTAINED AGE FACTOR TABLE
     ----------------------------------------------------------------
       INSURED                     MALE LIVES            FEMALE LIVES
     ATTAINED AGE                    FACTOR                  FACTOR
     ------------                  ----------            ------------
          20                        6.39373                 7.62992
          25                        5.50505                 6.48136
          30                        4.68733                 5.49185
          35                        3.97255                 4.64894
          40                        3.37168                 3.94230
          45                        2.87784                 3.36481
          50                        2.47279                 2.88712
          55                        2.14116                 2.49005
          60                        1.87392                 2.15766
          65                        1.65835                 1.87615
          70                        1.48797                 1.64736
          75                        1.35451                 1.46009
          80                        1.25595                 1.31875
          85                        1.18113                 1.21344
          90                        1.12767                 1.13972
          95                        1.07472                 1.07637

CHANGES IN DEATH BENEFIT OPTION. After the first Policy Anniversary, if the Policy was issued with either Death Benefit Option A or Death Benefit Option B, the death benefit option may be changed. The option may be changed once each Policy Year, and a request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters.)

A Death Benefit Option A Policy may change its death benefit option to Death Benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of change. A Death Benefit Option B Policy may change its death benefit option to Death Benefit Option
A. The Face Amount will be increased to equal the death benefit on the effective date of change. A Policy issued under Death Benefit Option C may not change to either Death Benefit Option A or Death Benefit Option B for the entire lifetime of the Contract. Similarly, a Policy issued under either Death Benefit Option A or B may not change to Death Benefit Option C for the lifetime of the Policy.

Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See Monthly Deduction - Cost of Insurance,.)

CHANGE IN FACE AMOUNT. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy once each Policy Year and not before the first Policy Anniversary. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Monthly Deduction - Cost of Insurance.) A change in the Face Amount of a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. An application for an increase must be received by the Company. If approved, the increase will become effective as of the Monthly Anniversary on or following receipt of the application by the Company. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The increase may not be less than $25,000. Although an application for an increase need not be accompanied by an additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. To the extent the Cash Surrender Value is not sufficient, an additional premium must be paid. (See Charges and Deductions - Monthly Deduction.) An increase in the Face Amount may result in certain additional charges. (See Charges and Deductions - Monthly Deduction.)

For the Owner's rights upon an increase in Face Amount, see Policy Rights - Right to Examine Policy. Owners should consult their sales representative before deciding whether to increase coverage by increasing the Face Amount of a Policy.

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see Payment and Allocation of Premiums), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. Decreases will be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. This order of reduction will be used to determine the amount of subsequent cost of insurance charges (See Monthly Deduction - Cost of Insurance; and Charges and Deductions - Contingent Deferred Sales Charge.)

PAYMENT OF THE DEATH BENEFIT. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters - Postponement of Payment from the Separate Account.) The death benefit will be increased by any unpaid dividends determined prior to the Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters - Additional Insurance Benefits, Dividends, and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4%. Provisions for settlement of proceeds other than a lump sum payment may only be made upon written agreement with the Company.

                                   CASH VALUE

The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net
Investment Factor (defined below), the frequency and amount of Net Premiums paid, transfers, partial withdrawals, loans and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division. There is no guaranteed minimum Cash Value.

DETERMINATION OF CASH VALUE. Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. (See Payment and Allocation of Premiums.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

      (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

      (2) Any Net Premium payments received during the current Valuation Period which are allocated to the Division; plus

      (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

      (4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

      (5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

      (6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

      (7) Any partial withdrawals from the Division during the current Valuation Period; minus

      (8) Any withdrawal due to a pro rata surrender from the Division during the current Valuation Period; minus

      (9) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or pro rata surrender; minus

      (10) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See Charges and Deductions .)

Net Investment Factor: The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation period is calculated as follows:

      (1) The value of the assets at the end of the preceding Valuation Period; plus

      (2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

      (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

      (4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

      (5) A charge equal to .0019111% of the average net assets for each day in the Valuation Period. This is equivalent to an effective annual rate of 0.70% per year for mortality and expense risks; divided by

      (6)  The value of the assets at the end of the preceding Valuation
      Period.

                                 POLICY RIGHTS

                                     LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a

Policy may have Federal income tax consequences. (See Federal Tax Matters.)

The Loan Value is the Cash Value of the Policy on the date the loan request is received, less interest to the next loan interest due date, less anticipated monthly deductions to the next loan interest due date, less any existing loan, and less any surrender charge. Policy Loan interest is payable on each Policy Anniversary.

The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters-Matters-Postponement of Payments from the Separate Account.)

When a Policy Loan is made, Cash Value equal to the amount of the loan plus interest due will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received.
This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General Account.

Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an earnings rate which is the greater of (a) an annual rate of 4% ("the guaranteed earnings rate" or (b) a current rate determined by us ("the discretionary earnings rate"). The Company may change the discretionary earnings rate on Policy Loans at any time in its sole discretion. Currently in Policy Years one through ten, we accrue interest at a discretionary earnings rate which is .85% less than the borrowing rate we charge for Policy Loan interest. Beginning in Policy Year eleven we accrue interest at a discretionary earnings rate which is .50% less than the borrowing rate we charge for Policy Loan interest. The difference between the rate of interest earned and the borrowing rate is the "Loan Spread". The Loan Spreads mentioned above are currently in effect and are not guaranteed.

Interest credited on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Interest Charged. The borrowing rate we charge for Policy Loan interest will be based on an index. The indexed borrowing rate will never be more than the maximum loan rate permitted by law. More information on the borrowing rate charged is provided below.

General American will inform the Owner of the current borrowing rate when a Policy Loan is made. General American will also mail the Owner an advance notice if there is to be a change in the borrowing rate applicable to any outstanding Indebtedness.

Policy Loan interest is due and payable annually on each Policy Anniversary. If the Owner does not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans below.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

We determine the borrowing rate at the beginning of each Policy Year . The same rate applies to any outstanding Indebtedness and to any new Policy Loans made during the year. The borrowing rate determined by General American for a Policy Year may not exceed a Maximum Limit which is the greater of:

      (a) The Published Monthly Average (defined below) for the calendar month ending two months before the beginning of the month in which the Policy Anniversary falls (example: for a Policy with a June Policy Anniversary, the March Published Average); or

      (b)  Five Percent (5%).

The Published Monthly Average means:

      (1) Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service; or

      (2) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which this Policy is issued.

If the Maximum Limit for a Policy Year, as determined in this manner, is at lest 0.50% higher than the borrowing rate determined by General American for the previous Policy Year, General American may increase the borrowing rate to not more than the Maximum Limit. Therefore the borrowing rate we charge for Policy Loan interest will only change if the Published Monthly Average differs from the previous rate by at least 0.50%.

EFFECT OF POLICY LOANS. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan.
Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value may be higher.

In addition, if the Indebtedness (See Definitions) exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value less any surrender charges, or 31 days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated subject to certain limitations. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

REPAYMENT OF INDEBTEDNESS. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

             SURRENDER, PARTIAL WITHDRAWALS AND PRO RATA SURRENDER

At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender, partial withdrawal, or a pro rata surrender will ordinarily be paid within seven days of receipt of the written request. (See General Matters - Postponement of Payments from the Separate Account.)

SURRENDERS. To effect a surrender, either the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value plus any unpaid dividends determined prior to surrender (See Dividends) to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness, and less any surrender charge. (See
Charges and Deductions - Contingent Deferred Sales Charge.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)

PARTIAL WITHDRAWALS. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account, and up to four partial withdrawals and transfers in any Policy Year from the General Account. A partial withdrawal may have Federal income tax consequences.
(See Federal Tax Matters.)

The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of a) $500 from a Division of the Separate Account, or b) the Policy's Cash Value in a Division. (See Charges and Deductions - Contingent Deferred Sales Charge.) Partial withdrawals made during a Policy Year may not exceed the following limits. The maximum amount that may be withdrawn from a Division of the Separate Account is the Policy's Cash Value net of any applicable surrender charges in that Division. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greatest of the following: (1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year, (2) $5,000, (3) the previous Policy Year's maximum amount.

The Owner may allocate the amount withdrawn plus any applicable surrender charge, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account.)

No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal. If Death Benefit Option A or Death Benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge resulting from that partial withdrawal. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge exceeds the difference between the death benefit and the Face Amount. If Death Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See Monthly Deduction - Cost of Insurance.) Partial withdrawals will be applied first to reduce the initial Face Amount and then to each increase in Face Amount in order, starting with the first increase. The Company may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO RATA SURRENDER. After the first Policy Year, an Owner can make a pro rata surrender of the Policy. The pro rata surrender will reduce the Face Amount and the Cash Value by a percentage chosen by the Owner. This percentage must be any whole number. A pro rata surrender may have Federal income tax consequences. (See Federal Tax Matters.) The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request.

The Owner may allocate the amount of decrease in Cash Value plus any applicable surrender charge among the Divisions of the Separate Account and the General Account. (See Charges and Deductions - Contingent Deferred Sales Charge.) If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for pro rata surrender is received.

A pro rata surrender can not be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No pro rata surrender will be processed for more Cash Surrender Value than is available on the date of the pro rata surrender. A cash payment will be made to the Owner for the amount of Cash Value reduction less any applicable surrender charges.

Pro rata surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy. (See Monthly Deduction - Cost of Insurance.) Pro rata surrenders will be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount.

CHARGES ON SURRENDER, PARTIAL WITHDRAWALS AND PRO RATA SURRENDER. If a Policy is surrendered within the first ten Policy Years, the Deferred Contingent Sales Charge will apply. (See Contingent Deferred Sales Charge.)

A partial withdrawal or pro rata surrender may also result in a charge. The amount of the charge assessed is a portion of the Contingent Deferred Sales Charge that would be deducted upon surrender or lapse. Charges are described in more detail under Charges and Deductions - Contingent Deferred Sales Charge.

While partial withdrawals and pro rata surrenders are each methods of reducing a Policy's Cash Value, a pro rata surrender differs from a partial withdrawal in that a partial withdrawal does not typically have a proportionate effect on a Policy's death benefit by reducing the Policy's Face Amount, while a pro rata surrender does. Assuming that a Policy's death benefit is not a percentage of the Policy's Cash Value, a pro rata surrender will reduce the Policy's death benefit in the same proportion that the Policy's Cash Value is reduced, while a partial withdrawal will reduce the death benefit by one dollar for each dollar of Cash Value withdrawn. Partial Withdrawals and Pro Rata Surrenders will also result in there being different cost of insurance charges subsequently deducted. (See Monthly Deduction - Cost of Insurance; Surrender, Partial Withdrawals and Pro Rata Surrender - Partial Withdrawals; and Surrenders, Partial Withdrawals, and Pro Rata Surrenders-Pro Rata Surrender.)

                                   TRANSFERS

Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and for certain contracts, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions (See The General Account). Requests for transfers from or among Divisions of the Separate Account must be made in writing. Transfers from or among the Divisions of the Separate Account may be made once each Policy Month and must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. General American ordinarily will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum General Account allocation percent, and the frequency of such transfers. General American may in the future impose a charge of no more than $25 per transfer request.

                             PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Divisions of the Separate Account will accumulate at different rates as a result of different investment returns. The Owner may direct that from time to time we automatically restore the balance of the Cash Value in the General Account and in the Divisions of the Separate Account to the percentages determined in advance. There are two methods of rebalancing available - periodic and variance.

PERIODIC REBALANCING. Under this option The Owner elects a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the funds by generating transfers to reallocate the funds according to the investment percentages elected.

VARIANCE REBALANCING. Under this option The Owner elects a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent (5%). The Owner also elects a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific funds from being rebalanced. On each Monthly Anniversary we will review the current fund balances to determine whether any fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any fund is outside of the variance range, we will generate transfers to rebalance all of the specified funds back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy Year before a charge is applied.

The Owner may elect either form of portfolio rebalancing by specifying it on the policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to General American under its administrative rules.

Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging (see below).

General American reserves the right to suspend portfolio rebalancing at any time on any class of Policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy Year in accordance with its administrative rules.

                            DOLLAR COST AVERAGING

The Owner may direct the Company to transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize "dollar cost averaging" ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantee that DCA will result in a profit or protect against loss.

The following rules and restrictions apply to DCA transfers:


      (1)  The minimum DCA transfer amount is $100.

      (2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

      (3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

      (4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

      (5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights -- Transfers.)

      (6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net Premiums. (See Payment and Allocation of Premiums -- Allocation of Net Premiums and Cash Values.)

      (7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

      (8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights - Loans, and Policy Rights - Conversion Privilege.)

      (9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Policy Rights - Right to Examine Policy).


The Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The
Company reserves the
right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

                            RIGHT TO EXAMINE POLICY

The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older) or within 45 days after the application was signed, whichever is later. If a Policy is canceled within this time period, a refund will be paid. Where required by state law, the refund will equal all premiums paid under the Policy. Where required by state law, General American will refund an amount equal to the greater of premiums paid or (1) plus (2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn. (See General Matters - Postponement of Payments from the Separate Account.)

A request for an increase in Face Amount (see Policy Benefits - Death Benefit) may also be canceled. The request for cancellation must be made within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, or 45 days after the application for the increase was signed.

                        PAYMENTS OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, the Company will pay in a lump sum the Cash Surrender Value of the Policy on the Maturity Date, plus any unpaid dividends determined prior to maturity. Amounts payable on the Maturity Date ordinarily will be paid in a lump sum within seven days of that date, although payments may be postponed under certain circumstances. (See General Matters - Postponements of Payments from the Separate Account.) A Policy will mature if and when the Insured reaches Attained Age 100. Settlement options other than a lump sum payment may only be made upon written agreement with the Company.

                       PAYMENT AND ALLOCATION OF PREMIUMS

                              ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 80 for regularly underwritten contracts and, should they become available in the future, to Insureds of Issue Ages 0 through 64 for simplified issue and guaranteed issue contracts. General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules and General American reserves the right to reject an application for any reason.

The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid prior to the Insured's death and prior to any change in health as shown in the application.

                                    PREMIUMS

The initial premium is due on the Issue Date, and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the Minimum Premium for the Policy. The Minimum Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy which vary according to the Issue Age, sex, underwriting risk class, and smoker status of the Insured. (See Charges and Deductions.) For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full "Minimum Premium" for the Policy.


Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office. An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement.) Premium receipts will be furnished upon request.


An Owner may make unscheduled premium payments at any time in any amount, or skip planned premium payments, subject to the minimum and maximum premium limitations described below.

If a Policy is in the intended Owner's possession but the initial premium has not been paid, the Policy is not in force. The intended Owner is deemed to have the Policy for inspection only.

PREMIUM LIMITATIONS. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in an Owner's annual report.

In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. For policies issued with Death Benefit Option C, the company reserves the right to impose other restrictions upon the amount of premium that may be paid into the Policy. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed under the current maximum premium limitations.

In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See Federal Tax Matters.)

If the Company receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or
(2) require additional evidence of insurability before it accepts the premium.

                   ALLOCATION OF NET PREMIUMS AND CASH VALUE

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, the minimum percentage that may be allocated to a Division is 5% of the Net Premium, and fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (see General Account). For policies issued with an allowable percentage to the General Account of more than 5%, the minimum percentage is 5%, and fractional percentages may not be used.

The allocation for future Net Premiums may be changed without charge at any time by providing notice to the Company. Any change in allocation will take effect immediately upon receipt by the Company of written notice. No charge is imposed for changing the allocations of future premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

During the period from the Issue Date to the end of the Right to Examine Policy Period (See Policy Rights - Right to Examine Policy), Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of Capital Company. When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to receipt of the application. Net Premiums received after the Right to Examine Policy Period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights - Transfers.)

The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

                         POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional whole life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid. The amount of the premium required to keep the Policy in force will be the amount to cover the outstanding monthly deductions and premium expense charges. (See Charges and Deductions - Monthly Deduction.) If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value.

If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. Reinstatement is subject to the following conditions:

      1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

      2. Payment of a premium that, after the deduction of premium expense charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

      3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause Cash Value of an equal amount also to be reinstated. Any loan interest due and unpaid on the Policy Anniversary prior to reinstatement must be repaid at the time of reinstatement.
      Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.


The Policy cannot be reinstated if it has been surrendered.


The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse. The Insured must be alive on the date the Company approves the application for reinstatement. If the Insured is not then alive, such approval is void and of no effect.

The effective date of reinstatement will be the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions-Monthly Deduction.)

The surrender charge in effect at the time of reinstatement will equal the surrender charge in effect at the time of lapse.

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy.

                            PREMIUM EXPENSE CHARGES

Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting of a sales charge and a charge for premium taxes. The premium payment less the premium expense charge equals the Net Premium.

SALES CHARGE. A sales charge not to exceed 5% of each premium payment will be deducted from each premium payment to partially compensate the Company for expenses incurred in distributing the Policy and any additional benefits provided by riders. The Company currently intends to deduct a sales charge of 5% in Policy Years one through ten and 2.25% in Policy Years past Policy Year ten. The expenses covered by the sales charge include agent sales commissions, the cost of printing Prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for sales charge is used to pay distribution expenses and other costs associated with these additional coverages. No increase in this sales charge will occur that would result in an increase in the sales charge percentage deducted in any previous Policy year.

A Contingent Deferred Sales Charge is also imposed under certain circumstances for expenses incurred in distributing the Policies. That charge is discussed below.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

PREMIUM TAXES. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2.5% of the premium is taken from each premium payment for these taxes. The deduction represents an amount the Company considers necessary to pay the premium taxes imposed by the states and any subdivisions thereof.

                               MONTHLY DEDUCTION

Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) the cost of insurance; and (c) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

MONTHLY ADMINISTRATIVE CHARGE. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, record keeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, and reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. This charge is $4 per month for all Policy Months. These charges are guaranteed not to increase while the Policy is in force. The Company does not anticipate that it will make any profit on the monthly administrative charge.

The Company may administer the Policy itself, or the Company may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

COST OF INSURANCE. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk (defined below) for each Policy Month.

The cost of insurance rates are determined at the beginning of each Policy
Year for the initial Face Amount and each increase in Face Amount. The rates will be based on the Attained Age, duration, rate class, and sex (except for Policies sold in Montana, (See Unisex Requirements Under Montana Law) of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases. The rate class of an Insured also will affect the cost of insurance rate. For the initial Face Amount, the Company will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, the Company will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase that required proof of insurability.

The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting, to simplified issue underwriting, and should it become available in the future, to guaranteed issue underwriting.

Actual cost of insurance rates may change and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For fully underwritten and simplified issue Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female 1980 CSO Mortality Tables (1980 CSO Table A and 1980 CSO Table G), age nearest birthday. Higher rates apply if the Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. For rate classes other than the guaranteed issue rate class, each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the smoker rate class.) Policies issued with simplified underwriting or guaranteed issue, if it would become available in the future, will in general incur a higher cost of insurance than Policies issued under full underwriting. Guaranteed issue Policies will in general incur the highest cost of insurance rates.

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less
(b) the Cash Value at the beginning of the Policy Month. If there is an increase in the Face Amount, a net amount at risk will be calculated separately for the initial Face Amount and for each increase in Face Amount. If Death Benefit Option A or Death Option C is in effect, for purposes of determining the net amounts at risk for the initial Face Amount and for each increase in Face Amount, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Death Benefit Option B is in effect, the net amount at risk will be determined separately for the initial Face Amount and for each increase in Face Amount. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters - Additional Insurance Benefits.)

                   CONTINGENT DEFERRED SALES CHARGE ("CDSC")

For a period of up to ten years after the Issue Date, the Company will impose a CDSC upon surrender or lapse of the Policy, upon a partial withdrawal, or upon a pro rata surrender. The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event,, and the number of Policy Years having elapsed since the Policy was issued.

The Contingent Deferred Sales Charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.

CALCULATION OF CHARGE. If a Policy is surrendered, the charge will be the Contingent Deferred Sales Charge Percentage multiplied by 4.0% of premiums paid since issue.

The Contingent Deferred Sales Charge Percentage is shown in the following table.

            CONTINGENT DEFERRED SALES CHARGE PERCENTAGE TABLE
       IF SURRENDER OR LAPSE                THE FOLLOWING PERCENTAGE
     OCCURS IN THE LAST MONTH                OF THE SURRENDER CHARGE
        OF POLICY YEAR:<F*>                  PAYABLE WILL BE:<F**>
            1 through 5                               100%
                 6                                     80%
                 7                                     60%
                 8                                     40%
                 9                                     20%
            10 and later                                0%

            <F*>In addition, the percentages reduce equally for each Policy
            Month during the years shown. For example, during the seventh year, the percentage reduces equally each month from 80% at the end of the sixth Year to 60% at the end of the seventh Year.

            <F**>For male issue ages 75 through 80 and female issue ages 77 through 80, the Contingent Deferred Sales Charge Percentage grades to 0% in less than ten years.

CHARGE ASSESSED UPON PARTIAL WITHDRAWALS OR PRO RATA SURRENDER. The amount of the Contingent Deferred Sales Charge deducted upon a partial withdrawal or pro rata surrender will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the withdrawal of cash by the Cash Value before the withdrawal and multiplying the result by the charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

REDUCTION OF CHARGES. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or reduce the amount of the Sales Charge, Contingent Deferred Sales Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. General American will determine in its discretion if, and in what amount, a reduction is appropriate. The Company may modify its criteria for qualification for reduction of charges as experience is gained, subject to the limitation that such reductions will not be unfairly discriminatory against the interests of any Owner.

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE. General American will deduct a daily charge from the Separate Account at the rate of .0019111% of the average net assets of each Division of the Separate Account which equals an effective annual rate of .70% of those net assets. This deduction is guaranteed not to increase while the Policy is in force. General American may realize a profit from this charge.

The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

FUND EXPENSES. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. See the prospectuses for the respective Funds for a description of investment advisory fees and other expenses incurred by the Capital Company, RIF, VIP, VIP II, and Van Eck.

No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make such a charge for any such taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

                                   DIVIDENDS

The Policy is a participating Policy which is entitled to a share, if any, of the divisible surplus of the Company as determined each year and apportioned to it. This surplus will be distributed as a dividend payable annually on the January Monthly Anniversary. If the Insured dies after the dividend has been determined, the Company will pay any unpaid dividend to the Beneficiary.

Dividends under participating policies may be described as refunds of premiums which adjust the cost of a Policy to the actual level of costs emerging over time after the issue of the Policies. Both Federal and state law recognize that dividends are generally considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes. However, depending on the dividend payment option chosen (see below), dividends may have tax consequences to Owners. Counsel or other competent tax advisors should be consulted for more complete information.

Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

Each year the Company's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and lapse rates, investment yield in the General Account, and actual expenses incurred in administering the Policy. Such data is then allocated to each dividend class, e.g., by year of issue, age and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to the Company's Board of Directors ("the Board). The Board, which has the ultimate authority to declare dividends, will vote the amount of surplus to be apportioned to each Policy class, thereby, authorizing the distribution of the annual dividend.

An Owner may choose one of the following dividend options. Dividends will be credited under the chosen option until the Owner changes it. If the Owner does not choose an option, the Company will credit the dividend under Dividend Option B until such time as the Owner requests in writing a different option.

DIVIDEND OPTION A: Cash.  The amount of the dividend will be paid in cash.

DIVIDEND OPTION B: Increase Cash Value. The amount of the dividend will be added to the Policy's Cash Value on the date of the dividend payment. The Cash Value will be increased by the amount of the dividend. The dividend will be allocated to the General Account (if available) and the Divisions of the Separate Account according to the current allocation of the Net Premium.

                              THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                              GENERAL DESCRIPTION

The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform as to all Policies. General American may at any time modify the General Account maximum allocation percent. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the

Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

                                   THE POLICY

This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

                            GENERAL ACCOUNT BENEFITS

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, pro rata surrenders, or Policy Loans, the entire investment risk will be borne by General American, and General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A, B or C under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

                           GENERAL ACCOUNT CASH VALUE

Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. General American may, AT ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, pro rata surrenders, surrender charges or transfers to the Separate Account.

          TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

After the first Policy Year and prior to the Maturity Date, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A maximum total of four partial withdrawals and transfers from the General Account is permitted in a Policy Year. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, (b) $5,000, or (c) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).

Transfers to the General Account are limited by the maximum allocation percentage (described below) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General
Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

No transfer charge currently is imposed on transfers to or from the General Account. However, such a charge may be imposed in the future. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and pro rata surrenders will result in the imposition of the applicable surrender charge.

Transfers, surrenders, partial withdrawals and pro rata surrenders payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment. Amounts from the General Account used to pay premiums on policies with General American will not be delayed.

                                GENERAL MATTERS

               POSTPONEMENT OF PAYMENTS FROM THE SEPARATE ACCOUNT

The Company usually pays amounts payable on partial withdrawal, pro rata surrender, surrender, or Policy Loan allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, pro rata surrender, death of Insured, or the Maturity Date, as well as payments of a Policy Loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn.

                                  THE CONTRACT

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract. All statements made by the Insured in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

                               CONTROL OF POLICY

The Insured is the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

                                  BENEFICIARY

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

The Company permits the designation of various types of trusts as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

                         CHANGE OF OWNER OR BENEFICIARY

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within sixty days of the Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

                                 POLICY CHANGES

The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year and no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted, if as a result, the Policy would fail to satisfy the definition of life insurance in Section 7702 of the Internal Revenue Code or any applicable successor provision.

                            CONFORMITY WITH STATUTES

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of any Federal or state statute, rule, or regulation, including, but not limited to, requirements of the Internal Revenue Code, or its regulations or published rulings.

                              CLAIMS OF CREDITORS

To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

                                INCONTESTABILITY

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

                                   ASSIGNMENT

The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and (c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

                                    SUICIDE

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness subject to certain limitations, if the Insured, while sane or insane, dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide when the Policy, or the increase in Face Amount, was applied for.

                   MISSTATEMENT OF AGE OR SEX AND CORRECTIONS

If the age or sex (except any Policies sold in Montana; see Unisex Requirements Under Montana Law) of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

                              CHANGE IN RATE CLASS

Sixty days prior to the Policy Anniversary on which the Insured attains age 20, a letter will be sent to the Owner notifying the Owner of the opportunity to apply for a change in the Insured's Rate Class from Smoker to Non-Smoker. Upon receipt of the forms requested for a Non-Smoker risk classification and proof satisfactory to the Company, the Rate Class will be Non-Smoker. If the Owner does not apply for a Rate Class change, the Rate Class will remain Smoker.

                         ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions - Monthly Deduction.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

WAIVER OF MONTHLY DEDUCTION RIDER. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

WAIVER OF SPECIFIED PREMIUM RIDER. Provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65.

INCREASING BENEFIT OPTION RIDER. Allows the Owner to increase the Face Amount of the Policy without evidence of insurability. The increase is made on each Policy Anniversary.

                              RECORDS AND REPORTS

The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for the Capital Company, RIF, VIP, VIP II, and Van Eck and a list of the securities held in each Fund. Receipt of premium payments, transfers, partial withdrawals, pro rata surrenders, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

                          DISTRIBUTION OF THE POLICIES

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policy, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.

Writing agents will receive commissions based on a commission schedule and rules. Currently, agent first-year commissions equal 7.50% of target premiums and 2.00% of excess premium paid in Policy Year 1. In renewal years, the agent commissions equal 4.0% of premiums paid in years 2 through
10. A 2.50% of premium service fee is paid after Policy year 10. For Policy years after Policy Year 1, a commission of .20% of the average monthly Cash Value for each Policy Year is paid. Reductions may be possible under the circumstances outlined in the section entitled Reduction of Charges. General Agents receive compensation which may be in part based on the level of agent commissions in their agencies.

As principal underwriter for the Policies, Walnut Street received
$1,792,2101,666,078 in commission income on total premium payments of $5,063,96715,453,957 in 19976. Walnut Street receives no administrative fees, management fees, or other fee income from sales of the Policies.

The general agent commission schedules and rules differ for different types of agency contracts.

                              FEDERAL TAX MATTERS

                                  INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax Advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

                            TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under
Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on a basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under
Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account, intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-1.817-5, which affect how assets may be invested. Although General American does not control Capital Company, RIF, VIP, VIP II, or Van Eck, it has entered into agreements, which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

1. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred.

Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax Advisor should be consulted for further information.

A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract". However, upon a complete surrender or lapse of any Policy, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the Owner upon receipt by the Company of the refund request. The amount to be refunded will be deducted from the Policy Cash Value in the Divisions of the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such Divisions.

Accordingly, a prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax Advisor before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead. such loans are treated as indebtedness of the Owner.

Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. An Owner should consult a competent tax Advisor before deducting any loan interest.

6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax Advisor.

7. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

8. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

9. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

10. POSSIBLE CHANGES IN TAXATION. As of the date of this Prospectus, the President's budget for fiscal year 1999 contains a number of proposals that would adversely affect the Federal income tax treatment of life insurance contracts. Of particular importance to owners of variable life insurance contracts such as the Policy are two proposals under which, if adopted: (1) the inside buildup of variable life insurance contracts like the Policy would be taxed whenever cash values were reallocated among the available investment options, for example, if the Periodic and Variance Rebalancing options available under the Policy were used, and (2) it would no longer be possible to exchange a variable life insurance contract tax free under Code section 1035. Moreover, it is always possible that any changes in the tax treatment of life insurance contracts could be effective prior to the date of any new legislation.

                     UNISEX REQUIREMENTS UNDER MONTANA LAW

The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

General American holds the assets of the Separate Account in a custodial account in its name at the Bank of New York. The Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of five million dollars, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate

Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment Advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment Advisor or sub-Advisor of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

The Company, a stock mutual life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                                             MANAGEMENT OF THE COMPANY

                                                                PRINCIPAL OCCUPATION(S)
                 NAME                                          DURING PAST FIVE YEARS<F*>
                 ----                                          --------------------------

PRINCIPAL OFFICERS<F**>
-----------------------
Richard A.  Liddy                               Chairman, President and CEO, 1/95-present; Chairman of the Executive
                                                Committee, 5/92-present.  Formerly President and CEO, 5/92-1/95;
                                                President and Chief Operating Officer, 5/88-5/92.

Robert J.  Banstetter, Sr.                      Vice President, General Counsel and Secretary, 2/91-present.  Formerly
                                                Vice President and General Counsel, 1/83-2/91.

John W.  Barber                                 Vice President and Controller, 12/84-present.

O'Neil P.  Boudreaux                            Vice President-Sales and Marketing, 10/96-present.  Formerly Vice
                                                President-Group Field Accounts, 4/87-10/96.

Kevin C. Eichner                                Executive Vice President of General American, Chairman of GenMark,
                                                Chairman of Walnut Street Securities, 10/97-Present.  President and CEO,
                                                Collaborative Strategies, 1983-Present.

E.  Thomas Hughes                               Corporate Actuary and Treasurer, 10/94-present.  Formerly Executive Vice
                                                President-Group Pensions, 3/90-10/94

Michael P.  Ingrassia                           Vice President-Group Executive Accounts, 3/92-present.  Formerly Vice
                                                President-Group Operations,  5/84-2/92.

Barbara L.  Snyder                              Vice President-Product Division, 4/95-present.  Formerly Vice President and Chief Actuary, American Bankers Insurance Company, Miami, FL.

Warren J.  Winer                                Executive Vice President-Group Life and Health, 8/95-present.  Formerly
                                                Managing Director, William M.  Mercer, Inc., 7/93-8/95; President and
                                                Chief Operating Officer, W.  F.  Corroon, 1986-7/93.

Bernard H.  Wolzenski                           Executive Vice President-Individual Insurance, 10/91-present.  Formerly
                                                Vice President-Life Product Management, 5/86-10/91.

A.  Greig Woodring                              President and Chief Executive Officer, Reinsurance Group of America,
                                                12/92-present.  Executive Vice President-Reinsurance, 3/90-present.

<F*>  All positions listed are with General American unless otherwise indicated.
<F**> The principal business address for Mr.  Woodring is 660 Mason Ridge
      Center Drive, Suite 300, St. Louis, Missouri 63141. The principal business address for Mr. Eichner is 670 Mason Ridge Center Drive, Suite 100, St. Louis, Missouri 63141.


                                    34

                                                                PRINCIPAL OCCUPATION(S)
                 NAME                                          DURING PAST FIVE YEARS<F*>
                 ----                                          --------------------------

DIRECTORS
---------
August A.  Busch III                            Chairman of the Board and President, Anheuser-Busch Companies, Inc.
Anheuser-Busch Companies, Inc.                  (beer business).
One Busch Place
St.  Louis, Missouri 63118

William E.  Cornelius                           Retired Chairman and Chief Executive Officer, Union Electric
Union Electric Company                          Company (electric utility business).
P.O.  Box 149
St.  Louis, Missouri 63166

John C.  Danforth                               Partner.  Formerly, U. S. Senator, State of Missouri.
Bryan Cave
One Metropolitan Square, Suite 3600
St.  Louis, Missouri 63102

Bernard A.  Edison                              Past President, Edison Brothers Stores, Inc.  (retail specialty stores).
Edison Brothers Stores, Inc.
P.O.  Box 14020
St.  Louis, Missouri 63178

Richard A.  Liddy                               Chairman, President and CEO, General American
General American Life Insurance Co.
700 Market Street
St.  Louis, MO 63101

William E.  Maritz                              Chairman and Chief Executive Officer, Maritz, Inc.
Maritz, Inc.                                    (motivation, travel, communications, training and marketing
1375 North Highway Drive                        research business).
Fenton, Missouri 63099


Craig D.  Schnuck                               Chairman and Chief Executive Officer, Schnuck Markets, Inc.
Schnuck Markets, Inc.                           (retail supermarket chain).
11420 Lackland Road
P.O.  Box 46928
St.  Louis, Missouri  63146

William P.  Stiritz                             Chairman, Chief Executive Officer and President, Ralston Purina
Ralston Purina Company                          Company (pet food, batteries, and bread business); Chairman,
Checkerboard Square                             Ralcorp Holdings, Inc.  (ready-to-eat cereal, baby food, ski resorts).
St.  Louis, Missouri 63164

Andrew C.  Taylor                               Chief Executive Officer and President, Enterprise Rent-A-Car (car
Enterprise Rent-A-Car                           rental).
600 Corporate Park Drive
St.  Louis, Missouri 63105


                                    35

                                                                PRINCIPAL OCCUPATION(S)
                 NAME                                          DURING PAST FIVE YEARS<F*>
                 ----                                          --------------------------

DIRECTORS (CONTINUED)
---------------------
H.  Edwin Trusheim                              Retired Chairman and Chief Executive Officer
General American Life Insurance Co.
P.O.  Box 396
St.  Louis, MO 63166

Robert L.  Virgil                               Principal, Edward Jones (investments).
Edward Jones
12555 Manchester
St.  Louis, Missouri  63131-3729

Virginia V.  Weldon, M.D.                       Senior Vice President, Public Policy, Monsanto Company
Monsanto Company                                (chemicals diversified industry, pharmaceuticals, life science
800 North Lindbergh                             products, and food ingredients business).
St.  Louis, Missouri  63167

Ted C.  Wetterau                                President, Wetterau Associates, L.L.C.  Retired Chairman and Chief
Wetterau Associates, L.L.C.                     Executive Officer, Wetterau Incorporated  (retail and wholesale
7700 Bonhomme, Suite 750                        grocery, manufacturing business).
St.  Louis, Missouri  63105

<F*>All positions listed are with General American unless otherwise indicated.

                                 LEGAL MATTERS

All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Robert J. Banstetter, Vice President, General Counsel, and Secretary of General American.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG Peat Marwick LLP independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

The report of KPMG Peat Marwick LLP covering the December 31, 19976 financial statements of General American refers to the adoption of Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts.

Actuarial matters included in this Prospectus have been examined by Alan J. Hobbs, FSA, MAAA, LLIF, Second Vice President & Financial Actuary of General American, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. Financial information is not provided for four of the seventeen Divisions of the Separate Account because those Divisions have only recently been established, and therefore no operating history exists for those Divisions.

                          APPENDIX A- ILLUSTRATIONS OF
                         DEATH BENEFITS AND CASH VALUES

The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages A-2 through A-10 illustrate a Policy issued to a Male, age 45 in a preferred nonsmoker rate class. If the insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the monthly administrative charges and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the monthly administrative charges and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Value column under the "Current" heading also reflects payment of the projected dividends into the Cash Value. The Cash Surrender Value column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing Type) are illustrated.

The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .70% charge for mortality and expense risk, and an assumed .7270% charge for the investment Advisory fee and administrative expenses combined. The actual investment Advisory fee applicable to each Division is shown in the respective Prospectuses of General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.40%, 4.60%, and 10.60%, respectively. The Prospectuses for General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust should be consulted for details about the nature and extent of their expenses.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Tax Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters.)

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account, if no Policy Loans have been made, and dividends are paid into the Cash Value as projected. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, General American will provide a comparable illustration based upon the proposed Insured's age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $2,162

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.40%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM        SURR        CASH      DEATH            SURR        CASH       DEATH
 YEAR   AGE    PAYMNT      @ 5%         VALUE       VALUE     BENEFIT          VALUE       VALUE     BENEFIT
   1    46      2,162       2,270       1,709       1,796     100,000          1,709       1,796     100,000
   2    47      2,162       4,653       3,350       3,523     100,000          3,052       3,225     100,000
   3    48      2,162       7,155       4,914       5,173     100,000          4,344       4,604     100,000
   4    49      2,162       9,783       6,425       6,771     100,000          5,586       5,931     100,000
   5    50      2,162      12,542       7,896       8,329     100,000          6,772       7,205     100,000
   6    51      2,162      15,439       9,444       9,859     100,000          8,008       8,423     100,000
   7    52      2,162      18,481      10,988      11,351     100,000          9,216       9,580     100,000
   8    53      2,162      21,674      12,540      12,817     100,000         10,394      10,670     100,000
   9    54      2,162      25,028      14,092      14,247     100,000         11,533      11,689     100,000
  10    55      2,162      28,549      15,643      15,643     100,000         12,629      12,629     100,000
  11    56      2,162      32,246      17,103      17,103     100,000         13,487      13,487     100,000
  12    57      2,162      36,128      18,533      18,533     100,000         14,258      14,258     100,000
  13    58      2,162      40,204      19,916      19,916     100,000         14,941      14,941     100,000
  14    59      2,162      44,484      21,264      21,264     100,000         15,531      15,531     100,000
  15    60      2,162      48,978      22,577      22,577     100,000         16,023      16,023     100,000
  16    61      2,162      53,697      23,830      23,830     100,000         16,408      16,408     100,000
  17    62      2,162      58,652      25,025      25,025     100,000         16,674      16,674     100,000
  18    63      2,162      63,854      26,154      26,154     100,000         16,805      16,805     100,000
  19    64      2,162      69,317      27,212      27,212     100,000         16,784      16,784     100,000
  20    65      2,162      75,052      28,200      28,200     100,000         16,592      16,592     100,000

  25    70      2,162     108,330      31,890      31,890     100,000         12,416      12,416     100,000
  30    75      2,162     150,801      32,684      32,684     100,000              0           0           0

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $2,162

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.60%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM       SURR        CASH       DEATH            SURR        CASH       DEATH
 YEAR   AGE    PAYMNT      @ 5%        VALUE       VALUE      BENEFIT          VALUE       VALUE     BENEFIT
   1    46      2,162       2,270       1,824       1,910     100,000          1,824       1,910     100,000
   2    47      2,162       4,653       3,691       3,864     100,000          3,384       3,557     100,000
   3    48      2,162       7,155       5,594       5,853     100,000          4,989       5,249     100,000
   4    49      2,162       9,783       7,559       7,905     100,000          6,642       6,988     100,000
   5    50      2,162      12,542       9,603      10,035     100,000          8,342       8,774     100,000
   6    51      2,162      15,439      11,844      12,259     100,000         10,194      10,609     100,000
   7    52      2,162      18,481      14,209      14,572     100,000         12,124      12,487     100,000
   8    53      2,162      21,674      16,712      16,989     100,000         14,132      14,409     100,000
   9    54      2,162      25,028      19,350      19,506     100,000         16,215      16,371     100,000
  10    55      2,162      28,549      22,130      22,130     100,000         18,369      18,369     100,000
  11    56      2,162      32,246      24,985      24,985     100,000         20,406      20,406     100,000
  12    57      2,162      36,128      27,983      27,983     100,000         22,480      22,480     100,000
  13    58      2,162      40,204      31,111      31,111     100,000         24,595      24,595     100,000
  14    59      2,162      44,484      34,386      34,386     100,000         26,752      26,752     100,000
  15    60      2,162      48,978      37,819      37,819     100,000         28,952      28,952     100,000
  16    61      2,162      53,697      41,399      41,399     100,000         31,196      31,196     100,000
  17    62      2,162      58,652      45,139      45,139     100,000         33,481      33,481     100,000
  18    63      2,162      63,854      49,049      49,049     100,000         35,804      35,804     100,000
  19    64      2,162      69,317      53,139      53,139     100,000         38,161      38,161     100,000
  20    65      2,162      75,052      57,427      57,427     100,000         40,552      40,552     100,000

  25    70      2,162     108,330      82,526      82,526     100,000         53,144      53,144     100,000
  30    75      2,162     150,801     115,392     115,392     123,469         67,447      67,447     100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $2,162

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.60%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM       SURR        CASH       DEATH           SURR        CASH        DEATH
 YEAR   AGE    PAYMNT      @ 5%        VALUE       VALUE      BENEFIT         VALUE       VALUE      BENEFIT
   1    46      2,162       2,270       1,938       2,025     100,000          1,938       2,025     100,000
   2    47      2,162       4,653       4,045       4,218     100,000          3,730       3,903     100,000
   3    48      2,162       7,155       6,330       6,590     100,000          5,691       5,950     100,000
   4    49      2,162       9,783       8,838       9,184     100,000          7,840       8,186     100,000
   5    50      2,162      12,542      11,607      12,039     100,000         10,196      10,629     100,000
   6    51      2,162      15,439      14,781      15,196     100,000         12,886      13,301     100,000
   7    52      2,162      18,481      18,313      18,677     100,000         15,861      16,224     100,000
   8    53      2,162      21,674      22,253      22,530     100,000         19,148      19,424     100,000
   9    54      2,162      25,028      26,632      26,787     100,000         22,774      22,930     100,000
  10    55      2,162      28,549      31,496      31,496     100,000         26,775      26,775     100,000
  11    56      2,162      32,246      36,855      36,855     100,000         31,000      31,000     100,000
  12    57      2,162      36,128      42,832      42,832     100,000         35,654      35,654     100,000
  13    58      2,162      40,204      49,468      49,468     100,000         40,794      40,794     100,000
  14    59      2,162      44,484      56,852      56,852     100,000         46,485      46,485     100,000
  15    60      2,162      48,978      65,075      65,075     100,000         52,804      52,804     100,000
  16    61      2,162      53,697      74,231      74,231     100,000         59,838      59,838     100,000
  17    62      2,162      58,652      84,422      84,422     108,060         67,688      67,688     100,000
  18    63      2,162      63,854      95,703      95,703     120,586         76,476      76,476     100,000
  19    64      2,162      69,317     108,187     108,187     134,152         86,301      86,301     107,014
  20    65      2,162      75,052     122,007     122,007     148,848         97,123      97,123     118,490

  25    70      2,162     108,330     216,521     216,521     251,165        169,615     169,615     196,754
  30    75      2,162     150,801     373,725     373,725     399,886        286,992     286,992     307,081

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $6,288

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.40%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM       SURR        CASH       DEATH            SURR        CASH       DEATH
 YEAR   AGE    PAYMNT      @ 5%        VALUE       VALUE      BENEFIT          VALUE       VALUE     BENEFIT
   1    46      6,288       6,603       5,306       5,557     105,557          5,306       5,557     105,557
   2    47      6,288      13,536      10,486      10,989     110,989         10,177      10,680     110,680
   3    48      6,288      20,815      15,531      16,285     116,285         14,938      15,693     115,693
   4    49      6,288      28,459      20,466      21,472     121,472         19,587      20,593     120,593
   5    50      6,288      36,484      25,305      26,563     126,563         24,121      25,379     125,379
   6    51      6,288      44,911      30,363      31,570     131,570         28,841      30,048     130,048
   7    52      6,288      53,759      35,427      36,484     136,484         33,537      34,594     134,594
   8    53      6,288      63,050      40,512      41,317     141,317         38,206      39,011     139,011
   9    54      6,288      72,805      45,606      46,059     146,059         42,839      43,292     143,292
  10    55      6,288      83,048      50,710      50,710     150,710         47,429      47,429     147,429
  11    56      6,288      93,804      55,571      55,571     155,571         51,419      51,419     151,419
  12    57      6,288     105,096      60,390      60,390     160,390         55,255      55,255     155,255
  13    58      6,288     116,954      65,110      65,110     165,110         58,936      58,936     158,936
  14    59      6,288     129,404      69,745      69,745     169,745         62,457      62,457     162,457
  15    60      6,288     142,477      74,295      74,295     174,295         65,813      65,813     165,813
  16    61      6,288     156,204      78,726      78,726     178,726         68,992      68,992     168,992
  17    62      6,288     170,617      83,039      83,039     183,039         71,983      71,983     171,983
  18    63      6,288     185,750      87,223      87,223     187,223         74,770      74,770     174,770
  19    64      6,288     201,641      91,268      91,268     191,268         77,333      77,333     177,333
  20    65      6,288     218,325      95,176      95,176     195,176         79,655      79,655     179,655

  25    70      6,288     315,129     112,314     112,314     212,314         87,169      87,169     187,169
  30    75      6,288     438,677     124,271     124,271     224,271         85,685      85,685     185,685

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $6,288

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.60%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM       SURR        CASH       DEATH           SURR        CASH        DEATH
 YEAR   AGE    PAYMNT      @ 5%        VALUE       VALUE      BENEFIT         VALUE       VALUE      BENEFIT
   1    46      6,288       6,603       5,649       5,900     105,900          5,649       5,900     105,900
   2    47      6,288      13,536      11,520      12,023     112,023         11,201      11,704     111,704
   3    48      6,288      20,815      17,612      18,366     118,366         16,980      17,735     117,735
   4    49      6,288      28,459      23,958      24,964     124,964         22,994      24,000     124,000
   5    50      6,288      36,484      30,584      31,842     131,842         29,248      30,505     130,505
   6    51      6,288      44,911      37,816      39,023     139,023         36,052      37,259     137,259
   7    52      6,288      53,759      45,454      46,511     146,511         43,207      44,263     144,263
   8    53      6,288      63,050      53,525      54,330     154,330         50,718      51,523     151,523
   9    54      6,288      72,805      62,033      62,485     162,485         58,587      59,040     159,040
  10    55      6,288      83,048      70,991      70,991     170,991         66,817      66,817     166,817
  11    56      6,288      93,804      80,224      80,224     180,224         74,858      74,858     174,858
  12    57      6,288     105,096      89,945      89,945     189,945         83,169      83,169     183,169
  13    58      6,288     116,954     100,099     100,099     200,099         91,758      91,758     191,758
  14    59      6,288     129,404     110,719     110,719     210,719        100,631     100,631     200,631
  15    60      6,288     142,477     121,828     121,828     221,828        109,791     109,791     209,791
  16    61      6,288     156,204     133,413     133,413     233,413        119,241     119,241     219,241
  17    62      6,288     170,617     145,498     145,498     245,498        128,977     128,977     228,977
  18    63      6,288     185,750     158,096     158,096     258,096        138,994     138,994     238,994
  19    64      6,288     201,641     171,220     171,220     271,220        149,282     149,282     249,282
  20    65      6,288     218,325     184,896     184,896     284,896        159,832     159,832     259,832

  25    70      6,288     315,129     262,146     262,146     362,146        216,318     216,318     316,318
  30    75      6,288     438,677     355,596     355,596     455,596        277,380     277,380     377,380

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $6,288

                                                     FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                              GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.60%)

                                        ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM      SURR        CASH       DEATH            SURR        CASH       DEATH
 YEAR   AGE    PAYMNT      @ 5%       VALUE       VALUE      BENEFIT          VALUE       VALUE     BENEFIT
   1    46      6,288       6,603       5,992       6,244     106,244          5,992       6,244     106,244
   2    47      6,288      13,536      12,595      13,098     113,098         12,267      12,770     112,770
   3    48      6,288      20,815      19,862      20,617     120,617         19,192      19,946     119,946
   4    49      6,288      28,459      27,888      28,895     128,895         26,833      27,839     127,839
   5    50      6,288      36,484      36,767      38,024     138,024         35,262      36,520     136,520
   6    51      6,288      44,911      46,902      48,109     148,109         44,860      46,068     146,068
   7    52      6,288      53,759      58,182      59,238     159,238         55,510      56,566     156,566
   8    53      6,288      63,050      70,730      71,535     171,535         67,303      68,108     168,108
   9    54      6,288      72,805      84,656      85,109     185,109         80,342      80,795     180,795
  10    55      6,288      83,048     100,097     100,097     200,097         94,738      94,738     194,738
  11    56      6,288      93,804     117,097     117,097     217,097        110,064     110,064     210,064
  12    57      6,288     105,096     136,023     136,023     236,023        126,912     126,912     226,912
  13    58      6,288     116,954     156,973     156,973     256,973        145,438     145,438     245,438
  14    59      6,288     129,404     180,181     180,181     280,181        165,813     165,813     265,813
  15    60      6,288     142,477     205,895     205,895     305,895        188,225     188,225     288,225
  16    61      6,288     156,204     234,351     234,351     334,351        212,878     212,878     312,878
  17    62      6,288     170,617     265,851     265,851     365,851        239,992     239,992     339,992
  18    63      6,288     185,750     300,714     300,714     400,714        269,810     269,810     369,810
  19    64      6,288     201,641     339,298     339,298     439,298        302,595     302,595     402,595
  20    65      6,288     218,325     382,011     382,011     482,011        338,642     338,642     438,642

  25    70      6,288     315,129     674,710     674,710     782,663        580,578     580,578     680,578
  30    75      6,288     438,677   1,161,247   1,161,247   1,261,247        970,215     970,215   1,070,215

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                               ANNUAL PREMIUM: $5,551

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.40%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM       SURR        CASH       DEATH            SURR        CASH       DEATH
 YEAR   AGE    PAYMNT      @ 5%        VALUE       VALUE      BENEFIT          VALUE       VALUE     BENEFIT
   1    46      5,551       5,829       4,669       4,892     100,000          4,669       4,892     100,000
   2    47      5,551      11,949       9,234       9,678     100,000          8,955       9,399     100,000
   3    48      5,551      18,376      13,689      14,355     100,000         13,166      13,832     100,000
   4    49      5,551      25,123      18,061      18,950     100,000         17,304      18,192     100,000
   5    50      5,551      32,209      22,364      23,474     100,000         21,370      22,480     100,000
   6    51      5,551      39,648      26,874      27,940     100,000         25,632      26,698     100,000
   7    52      5,551      47,459      31,408      32,341     100,000         29,912      30,845     100,000
   8    53      5,551      55,661      35,977      36,688     100,000         34,211      34,922     100,000
   9    54      5,551      64,273      40,575      40,974     100,000         38,529      38,929     100,000
  10    55      5,551      73,316      45,198      45,198     100,479         42,866      42,866     100,000
  11    56      5,551      82,810      49,604      49,604     107,243         46,713      46,713     100,993
  12    57      5,551      92,780      53,977      53,977     113,544         50,436      50,436     106,095
  13    58      5,551     103,248      58,268      58,268     119,313         54,037      54,037     110,650
  14    59      5,551     114,239      62,486      62,486     124,601         57,518      57,518     114,696
  15    60      5,551     125,780      66,633      66,633     129,445         60,880      60,880     118,270
  16    61      5,551     137,898      70,688      70,688     133,838         64,121      64,121     121,404
  17    62      5,551     150,622      74,655      74,655     137,818         67,240      67,240     124,129
  18    63      5,551     163,982      78,530      78,530     141,414         70,234      70,234     126,474
  19    64      5,551     178,010      82,308      82,308     144,655         73,098      73,098     128,469
  20    65      5,551     192,739      85,994      85,994     147,583         75,832      75,832     130,142

  25    70      5,551     278,198     102,991     102,991     158,313         87,605      87,605     134,662
  30    75          0     355,059      92,678      92,678     129,383         73,201      73,201     102,192

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                               ANNUAL PREMIUM: $5,551

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.60%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM       SURR        CASH       DEATH           SURR        CASH        DEATH
 YEAR   AGE    PAYMNT      @ 5%        VALUE       VALUE      BENEFIT         VALUE       VALUE      BENEFIT
   1    46      5,551       5,829       4,972       5,194     100,000          4,972       5,194     100,000
   2    47      5,551      11,949      10,146      10,591     100,000          9,861      10,305     100,000
   3    48      5,551      18,376      15,528      16,194     100,000         14,976      15,642     100,000
   4    49      5,551      25,123      21,152      22,040     100,000         20,332      21,221     100,000
   5    50      5,551      32,209      27,044      28,154     100,000         25,944      27,054     100,000
   6    51      5,551      39,648      33,495      34,561     100,000         32,094      33,160     100,000
   7    52      5,551      47,459      40,336      41,269     100,002         38,619      39,552     100,000
   8    53      5,551      55,661      47,552      48,263     113,593         45,485      46,195     108,727
   9    54      5,551      64,273      55,140      55,540     127,016         52,648      53,047     121,317
  10    55      5,551      73,316      63,112      63,112     140,302         60,106      60,106     133,621
  11    56      5,551      82,810      71,309      71,309     154,171         67,373      67,373     145,660
  12    57      5,551      92,780      79,920      79,920     168,117         74,847      74,847     157,445
  13    58      5,551     103,248      88,890      88,890     182,015         82,531      82,531     168,994
  14    59      5,551     114,239      98,245      98,245     195,907         90,426      90,426     180,317
  15    60      5,551     125,780     108,004     108,004     209,816         98,535      98,535     191,421
  16    61      5,551     137,898     118,148     118,148     223,695        106,853     106,853     202,310
  17    62      5,551     150,622     128,694     128,694     237,577        115,376     115,376     212,991
  18    63      5,551     163,982     139,647     139,647     251,473        124,096     124,096     223,469
  19    64      5,551     178,010     151,012     151,012     265,401        133,003     133,003     233,750
  20    65      5,551     192,739     162,808     162,808     279,410        142,085     142,085     243,845

  25    70      5,551     278,198     228,546     228,546     351,309        189,993     189,993     292,048
  30    75          0     355,059     276,591     276,591     386,135        213,690     213,690     298,322

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                               ANNUAL PREMIUM: $5,551

                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.60%)

                                          ======== CURRENT ========             ======== GUARANTEED ========

  END                      PREM
  OF           ANNUAL      ACCUM       SURR        CASH      DEATH            SURR        CASH        DEATH
 YEAR   AGE    PAYMNT      @ 5%        VALUE       VALUE     BENEFIT          VALUE       VALUE      BENEFIT
   1    46      5,551       5,829       5,275       5,497     100,000          5,275       5,497     100,000
   2    47      5,551      11,949      11,096      11,540     100,000         10,803      11,247     100,000
   3    48      5,551      18,376      17,517      18,183     100,000         16,936      17,603     100,000
   4    49      5,551      25,123      24,631      25,519     100,000         23,747      24,635     100,000
   5    50      5,551      32,209      32,528      33,638     100,000         31,314      32,424     100,000
   6    51      5,551      39,648      41,565      42,631     106,392         39,993      41,059     102,468
   7    52      5,551      47,459      51,596      52,528     127,286         49,582      50,515     122,407
   8    53      5,551      55,661      62,716      63,427     149,284         60,132      60,842     143,201
   9    54      5,551      64,273      75,019      75,419     172,479         71,712      72,111     164,915
  10    55      5,551      73,316      88,614      88,614     196,996         84,396      84,396     187,620
  11    56      5,551      82,810     103,528     103,528     223,828         97,781      97,781     211,402
  12    57      5,551      92,780     120,064     120,064     252,562        112,352     112,352     236,339
  13    58      5,551     103,248     138,285     138,285     283,159        128,211     128,211     262,531
  14    59      5,551     114,239     158,381     158,381     315,824        145,463     145,463     290,064
  15    60      5,551     125,780     180,549     180,549     350,747        164,222     164,222     319,030
  16    61      5,551     137,898     204,939     204,939     388,020        184,604     184,604     349,521
  17    62      5,551     150,622     231,775     231,775     427,870        206,730     206,730     381,637
  18    63      5,551     163,982     261,281     261,281     470,506        230,723     230,723     415,480
  19    64      5,551     178,010     293,700     293,700     516,171        256,709     256,709     451,161
  20    65      5,551     192,739     329,324     329,324     565,183        284,823     284,823     488,811

  25    70      5,551     278,198     566,934     566,934     871,462        463,142     463,142     711,919
  30    75          0     355,059     906,923     906,923   1,266,110        688,985     688,985     961,858

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  APPENDIX B

              TARGET PREMIUM FACTORS PER THOUSAND OF FACE AMOUNT

                                 MALE POLICY
    Age     Factor          Age     Factor          Age     Factor
      0      14.29           30      35.06           60      92.89
      1      14.18           31      36.25           61      95.86
      2      14.58           32      37.48           62      98.94
      3      15.01           33      38.75           63     102.14
      4      15.46           34      40.08           64     105.44

      5      15.94           35      41.45           65     108.86
      6      16.44           36      42.87           66     112.39
      7      16.96           37      44.34           67     116.07
      8      17.52           38      45.85           68     119.93
      9      18.11           39      47.41           69     124.02

     10      18.73           40      49.02           70     128.38
     11      19.38           41      50.68           71     133.05
     12      20.05           42      52.38           72     138.03
     13      20.74           43      54.13           73     143.31
     14      21.44           44      55.92           74     148.87

     15      22.14           45      57.77           75     154.68
     16      22.84           46      59.67           76     160.76
     17      23.55           47      61.62           77     167.16
     18      24.25           48      63.62           78     173.98
     19      24.97           49      65.70           79     181.36

     20      25.71           50      67.83           80     189.45
     21      26.46           51      70.04           81     198.36
     22      27.25           52      72.31           82     208.15
     23      28.08           53      74.64           83     218.81
     24      28.94           54      77.04           84     230.23

     25      29.84           55      79.50           85     242.34
     26      30.79           56      82.02           86     255.11
     27      31.79           57      84.61           87     268.60
     28      32.83           58      87.28           88     282.97
     29      33.93           59      90.03           89     298.61
                                                     90     316.23

                                  APPENDIX B

              TARGET PREMIUM FACTORS PER THOUSAND OF FACE AMOUNT

                                FEMALE POLICY
    Age     Factor          Age     Factor          Age     Factor
      0      11.75           30      29.89           60      78.54
      1      11.75           31      30.90           61      81.08
      2      12.09           32      31.96           62      83.72
      3      12.44           33      33.05           63      86.47
      4      12.82           34      34.18           64      89.29

      5      13.21           35      35.36           65      92.19
      6      13.63           36      36.57           66      95.17
      7      14.06           37      37.83           67      98.24
      8      14.51           38      39.12           68     101.44
      9      14.99           39      40.46           69     104.83

     10      15.48           40      41.83           70     108.46
     11      16.00           41      43.23           71     112.36
     12      16.54           42      44.67           72     116.56
     13      17.10           43      46.14           73     121.04
     14      17.67           44      47.65           74     125.81

     15      18.26           45      49.20           75     130.83
     16      18.87           46      50.80           76     136.14
     17      19.49           47      52.44           77     141.78
     18      20.13           48      54.13           78     147.85
     19      20.80           49      55.87           79     154.47
     20      21.48           50      57.66           80     161.78

     21      22.19           51      59.50           81     169.89
     22      22.93           52      61.39           82     178.88
     23      23.69           53      63.34           83     188.78
     24      24.48           54      65.33           84     199.60

     25      25.30           55      67.36           85     211.36
     26      26.15           56      69.45           86     224.13
     27      27.04           57      71.59           87     238.06
     28      27.95           58      73.81           88     253.36
     29      28.90           59      76.13           89     270.44
                                                     90     290.05

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                    GENERAL AMERICAN LIFE INSURANCE COMPANY
       700 Market Street        St. Louis, MO 63101        (314) 231-1700


This Prospectus describes an individual flexible premium variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection to age 100 and at the same time provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit will not be less than the current Face Amount of the Policy. A Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

After the end of the "Right to Examine Policy" period, Net Premiums may be allocated to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or in certain contracts to General American's General Account. If Net Premiums are allocated to the Separate Account, the amount of the Cash Value will vary to reflect the investment performance of the investment Divisions selected by the Owner, the Policy may lapse, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. The Owner bears the entire investment risk for all amounts allocated to the Separate Account; there is no minimum guaranteed Cash Value.

Divisions of the Separate Account invest in corresponding Funds from the following open-end, diversified management investment companies:


    Russell Insurance                            General American
       Funds, Inc.                               Capital Company
  Multi-Style Equity Fund                      Money Market Fund
  Aggressive Equity Fund
  Non-U.S. Fund
  Core Bond Fund


A full description of the Funds, including the investment policies, restrictions, risks, and charges is contained in the prospectus of each Fund.

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

This Prospectus must be accompanied by current prospectuses for Russell Insurance Funds, Inc. and General American Capital Company.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this Prospectus carefully and retain it for future reference.


The date of this Prospectus is May 1, 1998.


The Policy is not available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                            TABLE OF CONTENTS
                                                                Page
DEFINITIONS                                                        1
SUMMARY                                                            2
THE COMPANY AND THE SEPARATE ACCOUNT                               5
      The Company                                                  5
      The Separate Account                                         5
      Russell Insurance Funds, Inc.                                6
      General American Capital Company                             6
POLICY BENEFITS                                                    7
      Death Benefit                                                7
      Cash Value                                                   9
POLICY RIGHTS                                                     10
      Loans                                                       10
      Surrender, Partial Withdrawals and Pro Rata Surrender       12
      Transfers                                                   14
      Portfolio Rebalancing                                       14
      Dollar Cost Averaging                                       15
      Right to Examine Policy                                     15
      Payment of Benefits at Maturity                             16
PAYMENT AND ALLOCATION OF PREMIUMS                                16
      Issuance of a Policy                                        16
      Premiums                                                    16
      Allocation of Net Premiums and Cash Value                   17
      Policy Lapse and Reinstatement                              17
CHARGES AND DEDUCTIONS                                            18
      Premium Expense Charges                                     18
      Monthly Deduction                                           18
      Contingent Deferred Sales Charge                            20
      Separate Account Charges                                    21
DIVIDENDS                                                         21
THE GENERAL ACCOUNT                                               22
GENERAL MATTERS                                                   23
DISTRIBUTION OF THE POLICIES                                      25
FEDERAL TAX MATTERS                                               26
UNISEX REQUIREMENTS UNDER MONTANA LAW                             29
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS                      29
VOTING RIGHTS                                                     29
STATE REGULATION OF THE COMPANY                                   30
MANAGEMENT OF THE COMPANY                                         31
LEGAL MATTERS                                                     34
LEGAL PROCEEDINGS                                                 34
EXPERTS                                                           34
ADDITIONAL INFORMATION                                            34
FINANCIAL STATEMENTS                                              34
APPENDIX A                                                        35
APPENDIX B                                                        45


                               DEFINITIONS


Attained Age - The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary - the person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value - The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account, and in certain contracts, the General Account.

Cash Surrender Value - The Cash Value of a Policy on the date of surrender, less any Indebtedness, and less any surrender charges.

Division - A subaccount of the Separate Account which invests exclusively in the shares of a corresponding Fund of Russell Insurance Funds, Inc. ("Russell Insurance Funds") or General American Capital Company.

Effective Date - The date as of which insurance coverage begins under a policy.

Face Amount - The minimum death benefit under the Policy so long as the Policy remains in force.

Fund - A separate investment portfolio of Russell Insurance Funds or General American Capital Company.

General Account - The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

Home Office - The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

Indebtedness - The sum of all unpaid Policy Loans and accrued interest on loans.

Insured - The person whose life is insured under the Policy.

Investment Start Date -The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at General American's Home Office.

Issue Age - The Insured's age at his or her nearest birthday as of the date the Policy is issued.

Issue Date - The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account - The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General American's General Account.

Loan Subaccount - A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

Maturity Date - The Policy Anniversary on which the Insured reaches Attained Age 100.

Monthly Anniversary - The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium - The premium less the premium expense charges (consisting of the sales charge and the premium tax charge).

Owner - The Owner of a Policy, as designated in the application or as subsequently changed.

Policy - The flexible premium variable life insurance Policy offered by the Company and described in this Prospectus.

Policy Anniversary - The same date each year as the Issue Date.

Policy Month - A month beginning on the Monthly Anniversary.

Policy Year - A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC - The United States Securities and Exchange Commission.

Separate Account - General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

Valuation Date - Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business the day after Thanksgiving.

Valuation Period - The period between two successive Valuation Dates, commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.

                                 SUMMARY

The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in force and that there is no outstanding Indebtedness.

The Policy. Under the flexible premium variable life insurance Policy described in this Prospectus, the Owner may, subject to certain limitations, make premium payments in any amount and at any frequency. The Policy is a life insurance contract with death benefits, Cash Value, surrender rights, Policy Loan privileges, and other features traditionally associated with life insurance. It is a "flexible premium" Policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments.
Although the Owner may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse nor will making the planned premium payments guarantee that a Policy will remain in force to maturity. Thus, an Owner may, but is not required to, pay additional premiums. This flexibility permits an Owner to provide for changing insurance needs within a single insurance policy.

The Policy is a "variable" Policy because, unlike the fixed benefits under an ordinary life insurance contract, to the extent that Net Premiums are allocated to the Separate Account, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated Net Premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deductions, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy, less any outstanding Indebtedness.

A Policy will lapse (and terminate without value)  when the Cash Surrender
Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement on page 17.)

The Separate Account. After the end of the "Right to Examine Policy" period, the Owner may allocate the Net Premiums to the Separate Account and, if it is available, to the General Account. Amounts allocated to the Separate Account are further allocated to one or more Divisions. Assets of each Division are invested at net asset value in shares of a corresponding Fund. (See The Company and the Separate Account on page 5.) An Owner may change future allocations of Net Premiums at any time.

The option offered in connection with the Policies to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, at the Company's discretion, under all Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which future premiums may be allocated to the General Account in regard to any or all outstanding Policies. Such adjustments may not be uniform as to all Policies.

Until the end of the "Right to Examine Policy" period (See Policy Rights - Right to Examine Policy on page 15.), all Net Premiums automatically will be allocated to the Division that invests in the Money Market Fund. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Value on page 16.)

To the extent Net Premiums are allocated to the Divisions of the Separate Account, the Cash Value will, and the death benefit may, vary with the investment performance of the chosen Division. To the extent Net Premiums are allocated to the General Account, the Cash Value will accrue interest at a guaranteed minimum rate. (See The General Account on page 21.) Thus, depending upon the allocation of Net Premiums, investment risk over the life of a Policy may be borne by the Owner, by the Company, or by both.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account or, if available, between the Separate Account and the General Account. Currently, no charge is assessed for transfers. The Company reserves the right to revoke or modify the transfer privilege. (See Policy Rights - Transfers on page 13.)

Charges and Deductions. A premium expense charge will be deducted from each premium payment prior to allocation. The premium expense charge consists of a sales charge and a charge to cover premium taxes. The sales charge will never exceed 5.0% and is currently 5.0% in Policy years one through ten and 2.25% in Policy years past Policy year ten. The charge to cover premium taxes is 2.5%. (See Charges and Deductions - Premium Expense Charges on page 18.)

A Contingent Deferred Sales Charge to compensate for sales expenses will also be assessed against the Cash Value under a Policy upon a surrender, a lapse, a partial withdrawal, or pro rata surrender. The Contingent Deferred Sales Charge will never exceed 4% of premiums paid. (See Policy Rights -
Surrender, Partial Withdrawals, and Pro Rata Surrender on page 12; Policy Benefits - Death Benefit on page 7; and Charges and Deductions - Contingent Deferred Sales Charge on page 19.) Reductions in the Contingent Deferred Sales Charge are available in some situations. (See Reduction of Charges on page 20.)

On each Monthly Anniversary, the Cash Value will be reduced by a monthly deduction. The monthly deduction includes an administrative charge of $4 per month for each Policy Month. (See Charges and Deductions - Monthly Deduction on page 18.) A monthly charge is also made for the cost of insurance, and the cost of any additional benefits provided by rider. (See Charges and Deductions - Monthly Deduction on page 18.)

A daily charge based on an effective annual charge of .70% of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See Charges and Deductions - Separate Account Charges on page 20.)

The Company may make a charge for any taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters on page 25.)

The operating expenses of the Separate Account are paid by General American. Investment management and advisory fees and other operating expenses of the Funds are paid by the Funds and are reflected in the value of the assets of the corresponding Division of the Separate Account. For a description of these charges, see Charges and Deductions-Separate Account Charges on page 20.

Currently, there are no transaction charges to cover the administrative costs of processing partial withdrawals or transfers of Cash Value between Divisions of the Separate Account. In contracts with the General Account option, there are no transaction charges to cover the administrative costs of processing transfers of Cash Value between the Separate and General Accounts. However, the Company reserves the right to impose such charges in the future. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Value on page 16; Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender on page 12; and The General Account on page 21.)

Premiums. An Owner has considerable flexibility concerning the amount and frequency of premium payments. A Policy will not become effective until the Owner has paid an initial premium equal to one-twelfth (1/12) of the "Minimum Premium" for the Policy. This amount will be different for each Policy. Thereafter, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. The Owner may also determine a planned premium payment schedule. The schedule will provide for a premium payment of a level amount at a fixed interval over a specified period of time. An Owner need not, however, adhere to the planned premium payment schedule. For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, will equal one full "Minimum Premium" for the Policy. (See Payment and Allocation of Premiums on page 15.)

A Policy will lapse only when the Cash Surrender Value is insufficient to pay the next monthly deduction (See Charges and Deductions - Monthly Deduction on page 18.) and a grace period expires without a sufficient payment by the Owner. (See Payment and Allocation of Premiums - Policy Lapse and
Reinstatement on page 17.)

Death Benefit. A death benefit is payable to the named Beneficiary when the Insured under a Policy dies. Three death benefit options are available. Under Death Benefit Option A, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option B, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option C, the death benefit is the Face Amount of the Policy or, if greater, the Cash Value multiplied by the Attained Age factor. So long as the Policy remains in force, the minimum death benefit under any death benefit option will be at least the current Face Amount. The death benefit will be increased by any unpaid dividends determined prior to the Insured's death and by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. The death benefit will be paid according to the settlement options available at the time of death. (See Policy Benefits - Death Benefit on page 7.)

The minimum Face Amount at issue is $50,000 under the Company's current rules. Subject to certain restrictions, the Owner may change the Face Amount and the death benefit option. In certain cases evidence of insurability may be required. (See Change in Death Benefit Option on page 8, and Change In Face Amount on page 8.)

Additional insurance benefits offered under the Policy include a waiver of specified premium rider, a waiver of monthly deduction rider, and an increasing benefit option. (See General Matters - Additional Insurance Benefits on page 33.) The cost of these additional insurance benefits will be deducted from the Cash Value as part of the monthly deduction. (See Charges and Deductions - Monthly Deduction on page 18.)

Cash Value. The Policy provides for a Cash Value equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans) and in certain contracts, the General Account. A Policy's Cash Value will reflect the amount and frequency of Net Premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See Policy Benefits - Cash Value on page 9.) There is no minimum guaranteed Cash Value.

Policy Loans. After the first Policy Anniversary, an Owner may borrow against the Cash Value of a Policy. The maximum amount that may be borrowed under a Policy ("the Loan Value") is the Cash Value of the Policy on the date the loan request is received, less loan interest to the next Policy Anniversary, less any outstanding Indebtedness, less any surrender charges to the next Policy Anniversary, and less monthly deductions to the next loan interest due date. Loan interest is payable on each Policy Anniversary and all outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, upon the exercise of a settlement option, or upon surrender.

A Policy loan will be allocated among the General Account (if available) and the various Divisions of the Separate Account. When a loan is allocated to the Divisions of the Separate Account, a portion of the Policy's Cash Value in the Divisions of the Separate Account sufficient to secure the loan will be transferred to the Loan Account as security for the loan. Therefore, a loan may have impact on the Policy's Cash Value even if it is repaid. A
Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See Policy Rights - Loans on page 10.) Loans taken from, or secured
by, a Policy may have Federal income tax consequences.   (See Federal Tax
Matters on page 25.)

Surrender, Partial Withdrawals, and Pro Rata Surrender. At any time that a Policy is in force, an Owner may elect to surrender the Policy and receive its Cash Surrender Value plus the value of any dividends determined prior to the surrender. After the first year, an Owner may also request a partial withdrawal of the Cash Surrender Value of the Policy. When the death benefit is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. An Owner may also request a pro rata surrender of the Policy. (See Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender. on page 12.) A surrender, partial withdrawal, or pro rata surrender may have Federal income tax consequences. (See Federal Tax Matters on page 25.)

Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older), or within 45 days after the application is signed, whichever is later. If a Policy is canceled within this time period, a refund will be paid which will equal all premiums paid under the Policy except in Kansas. The Owner also has a similar right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the additional charges deducted in connection with the increase will be added to the Cash Value. (See Policy Rights - Right to Examine Policy on page 15.)

Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-2 to A-10 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain rate of return assumptions and how these benefits compare with amounts which would accumulate if premiums were invested to earn interest at 5% compounded annually. If a Policy is surrendered in the early Policy Years the Cash Surrender Value payable will be low as compared to premiums accumulated at interest, and consequently the insurance protection provided prior to surrender will be costly. You may make a written request for a projection of illustrated future Cash Values and death benefits for a nominal fee not to exceed $25.00.

Tax Consequences of the Policy. If a Policy is issued on the basis of a standard premium class or on a guaranteed or simplified issue basis, while limited guidance exists, the Company believes that the Policy should qualify as a life insurance contract for Federal income tax purposes. However, if a Policy is issued on a substandard basis, it is unclear whether or not such a Policy would qualify as a life insurance contract for Federal income tax purposes. Assuming that the Policy qualifies as a life insurance contract for Federal income tax purposes, the Company believes the Cash Value of the Policy should be subject to the same Federal income tax treatment as the Cash Value of a conventional fixed-benefit contract. If so, the Owner is not considered to be in constructive receipt of the Cash Value under the Policy until there is a distribution. A change of Owners, a surrender, a partial withdrawal, a pro rata surrender, a lapse with outstanding Indebtedness, or an exchange may have tax consequences, such as making the Policy a modified endowment contract, depending on the particular circumstances. (See Federal Tax Matters on page 25.)

A Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the Policy is a modified endowment contract, then all pre-death distributions, including Policy Loans and due but unpaid loan interest, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 taxable income from such distributions generally will be subject to a 10% additional tax. A prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract, and before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10.0% additional tax. (See Federal Tax Matters on page 25.)

Dividends. While a Policy is in force, it may share in the divisible surplus of the Company. Each year the Company will determine the share of divisible surplus accruing to a Policy and will distribute the surplus as dividend. The Company is not obligated to pay dividends on the Policies. (See Dividends on page 21.)

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account on page 21.

                  THE COMPANY AND THE SEPARATE ACCOUNT

                               The Company

General American Life Insurance Company ("General American" or "the Company") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. GenAmerica is wholly owned by General American Mutual Life Insurance Company, a mutual holding company organized under Missouri law. The mutual holding company structure retains mutuality as General American's ultimate parent company is wholly owned by General American's policyholders.

General American is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1997, it had consolidated assets of approximately $24 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices of General American are located at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.

                          The Separate Account

General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other classes of flexible premium variable life insurance policies and might do so for additional classes in the future.

The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.

The Separate Account currently is divided into eighteen divisions. The Divisions which are available under the Policy are four Divisions which invest in corresponding Funds from Russell Insurance Funds and one Division which invests in a corresponding Fund from General American Capital Company. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business General American may conduct.

Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

                         Russell Insurance Funds

Russell Insurance Funds ("RIF") is organized as a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. RIF is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. RIF is a diversified open end management investment company, commonly known as a "mutual fund." Frank Russell Company, which is a consultant to RIF, has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." This is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. General management of RIF is provided by Frank Russell Investment Management Company, a wholly-owned subsidiary of Frank Russell Company, which furnishes officers and staff required to manage and administer RIF on a day-to-day basis.

The investment objectives and policies of each Fund are summarized below:

Multi-Style Equity Fund: The investment objective of this Fund is to provide income and capital growth by investing principally in equity securities.

Aggressive Equity Fund: This Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund while still investing in equity securities.

Non-U.S. Fund: This Fund's objective is to provide favorable total return and additional diversification for U.S. investors by investing primarily in equity and fixed-income securities of non-U.S. companies, and securities issued by non-U.S. governments.

Core Bond Fund: This Fund's objective is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market. The Fund invests in fixed-income securities.

                    General American Capital Company

General American Capital Company ( the "Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Capital Company Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's Investment Advisor is Conning Asset Management Company ("the Advisor"), an indirect subsidiary of General American Holding Company which, in turn is wholly owned by General American. The Advisor selects investments for the Fund.

The investment objectives and policies of the Fund are summarized below:

The Money Market Fund: The investment objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the
U. S. Government.

There is no assurance that any of the Funds will achieve its stated objective. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in the prospectuses for Russell Insurance Funds and Capital Company, which must accompany or precede this Prospectus and which should be read carefully.

           Addition, Deletion, or Substitution of Investments

The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of Russell Insurance Funds, Capital Company, or of another registered open-end investment company if the shares of a Fund are no longer available for investment or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of Russell Insurance Funds, Capital Company, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                             POLICY BENEFITS

                              Death Benefit

As long as the Policy remains in force (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement on page 17), the Company will, upon receipt of proof of the Insured's death at its Home Office, pay the death benefit in a lump sum. The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides three death benefit options: "Death Benefit Option A," "Death Benefit Option B," and "Death Benefit Option C." The death benefit under all options will never be less than the current Face Amount of the Policy (less Indebtedness) as long as the Policy remains in force. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement on page 17.) The minimum Face Amount currently is $50,000.

Death Benefit Option A. Under Death Benefit Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

Death Benefit Option B. Under Death Benefit Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Death
Benefit Option A: 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table below. Accordingly, under Death Benefit Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). (See Illustrations of Death Benefits and Cash Values, Appendix A.)


           Applicable Percentage of Cash Value Table<F*>
 ------------------------------------------------------------------
    Insured                                       Policy Account
 Person's Age                                   Percentage Multiple
 ------------                                   -------------------
  40 or under                                           250%
      45                                                215%
      50                                                185%
      55                                                150%
      60                                                130%
      65                                                120%
      70                                                115%
   78 to 90                                             105%
  95 or over                                            100%

<F*>For ages that are not shown on this table, the applicable percentage multiples will decrease by a ratable portion for each full year.

Death Benefit Option C. Under Death Benefit Option C, the death benefit is equal to the current Face Amount of the Policy or, if greater, the Cash Value on the date of death multiplied by the "Attained Age factor" (a list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below). Accordingly, under Death Benefit Option C the death benefit will remain level at the Face Amount unless the Cash Value multiplied by the Attained Age factor exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

                     Death Benefit Option C
                Sample Attained Age Factor Table
   ---------------------------------------------------------
   Insured                     Male                   Female
   Attained                   Lives                   Lives
     Age                      Factor                  Factor
   --------                   ------                  ------
      20                     6.39373                 7.62992
      25                     5.50505                 6.48136
      30                     4.68733                 5.49185
      35                     3.97255                 4.64894
      40                     3.37168                 3.94230
      45                     2.87784                 3.36481
      50                     2.47279                 2.88712
      55                     2.14116                 2.49005
      60                     1.87392                 2.15766
      65                     1.65835                 1.87615
      70                     1.48797                 1.64736
      75                     1.35451                 1.46009
      80                     1.25595                 1.31875
      85                     1.18113                 1.21344
      90                     1.12767                 1.13972
      95                     1.07472                 1.07637

Change In Death Benefit Option. After the first Policy Anniversary, if the Policy was issued with either Death Benefit Option A or Death Benefit Option B, the death benefit option may be changed. The option may be changed once each Policy Year, and a request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters on page 25.)

A Death Benefit Option A Policy may change its death benefit option to Death Benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of change. A Death Benefit Option B Policy may change its death benefit option to Death Benefit Option
A. The Face Amount will be increased to equal the death benefit on the effective date of change. A Policy issued under Death Benefit Option C may not change to either Death Benefit Option A or Death Benefit Option B for the entire lifetime of the Contract. Similarly, a Policy issued under either Death Benefit Option A or B may not change to Death Benefit Option C for the lifetime of the Policy.

Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See Monthly Deduction - Cost of Insurance on page 18.)

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy once each Policy Year and not before the first Policy Anniversary. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Monthly Deduction - Cost of Insurance on page 18.) A change in the Face Amount of a Policy may have Federal income tax consequences, including conversion of the Policy into a modified endowment contract. (See Federal Tax Matters on page 25.)

For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. An application for an increase must be received by the Company. If approved, the increase will become effective as of the Monthly Anniversary on or following receipt of the application by the Company. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The increase may not be less than $25,000. Although an application for an increase need not be accompanied by an additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. To the extent the Cash Surrender Value is not sufficient, an additional premium must be paid. (See Charges and Deductions - Monthly Deduction on page 18.) An increase in the Face Amount may result in certain additional charges. (See Charges and Deductions - Monthly Deduction on page 18.)

For the Owner's rights upon an increase in Face Amount, see Policy Rights - Right to Examine Policy on page 15. Owners should consult their sales representative before deciding whether to increase coverage by increasing the Face Amount of a Policy.

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (See Payment and Allocation of Premiums on page 15), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. Decreases will be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. This order of reduction will be used to determine the amount of subsequent cost of insurance charges (See Monthly Deduction - Cost of Insurance on page 18; and Charges and Deductions - Contingent Deferred Sales Charge on page 19.)

Where one or more Policies are sold to a corporation or other entity or group of individuals, special arrangements may be agreed upon to increase or decrease the Face Amount, in accordance with criteria which the Company may establish and modify from time to time in its discretion. Criteria that may determine changes in Face Amount include, but shall not be limited to, periodic adjustments to the Insured's level of compensation, the number of Policies issued to a corporation or other entity, or the number of Policies issued to any group of owners. Criteria established by the Company will not unfairly discriminate against the interest of any Owner or Insured.

Payment of the Death Benefit. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters - Postponement of Payment from the Separate Account on page 23.) The death benefit will be increased by any unpaid dividends determined prior to the Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters - Additional Insurance Benefits on page 25; Dividends on page 21; and Charges and Deductions on page 18.) The Company will pay interest on the death benefit from the date of the Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4%. Provisions for settlement of proceeds other than a lump sum payment may only be made upon written agreement with the Company.

                               Cash Value

The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined on the next page), the frequency and amount of Net Premiums paid, transfers, partial withdrawals, loans and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender on page 12.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division. There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. (See Payment and Allocation of Premiums on page 15.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period; plus

(4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

(7) Any partial withdrawals from the Division during the current Valuation Period; minus

(8) Any withdrawal due to a pro rata surrender from the Division during the current Valuation Period; minus

(9) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or pro rata surrender; minus

(10) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See Charges and Deductions on page 18.)

Net Investment Factor: The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation period is calculated as follows:

(1)   The value of the assets at the end of the preceding Valuation Period;
plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge equal to .0019111% of the average net assets for each day in the Valuation Period. This is equivalent to an effective annual rate of 0.70% per year for mortality and expense risks; divided by

(6)   The value of the assets at the end of the preceding Valuation Period.

                              POLICY RIGHTS

                                  Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters on page 25.)

The Loan Value is the Cash Value of the Policy on the date the loan request is received, less interest to the next loan interest due date, less anticipated monthly deductions to the next loan interest due date, less any existing loan, and less any surrender charge. Policy Loan interest is payable on each Policy Anniversary.

The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters - Postponement of Payments from the Separate Account on page 23.)

When a Policy Loan is made, Cash Value equal to the amount of the loan plus interest due will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received.
This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General Account.

Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an earnings rate which is the greater of (a) an annual rate of 4% ("the guaranteed earnings rate" or (b) a current rate determined by us ("the discretionary earnings rate"). The Company may change the discretionary earnings rate on Policy Loans at any time in its sole discretion. Currently in Policy Years one through ten, we accrue interest at a discretionary earnings rate which is .50% less than the borrowing rate we charge for Policy Loan interest. Beginning in Policy Year eleven we accrue interest at a discretionary earnings rate which is .25% less than the borrowing rate we charge for Policy Loan interest. The difference between the rate of interest earned and the borrowing rate is the "Loan Spread." The Loan Spreads mentioned above are currently in effect and are not guaranteed.

Interest credited on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Interest Charged. The borrowing rate we charge for Policy Loan interest will be based on an index. The indexed borrowing rate will never be more than the maximum loan rate permitted by law. More information on the borrowing rate charged is provided below.

General American will inform the Owner of the current borrowing rate when a Policy Loan is made. General American will also mail the Owner an advance notice if there is to be a change in the borrowing rate applicable to any outstanding Indebtedness.

Policy Loan interest is due and payable annually on each Policy Anniversary. If the Owner does not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans on page 11.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

We determine the borrowing rate at the beginning of each Policy Year. The same rate applies to any outstanding Indebtedness and to any new Policy Loans made during the year. The borrowing rate determined by General American for a Policy Year may not exceed a Maximum Limit which is the greater of:

(a) The Published Monthly Average (defined below) for the calendar month ending two months before the beginning of the month in which the Policy Anniversary falls (example: for a Policy with a June Policy Anniversary, the March Published Average); or

(b)   Five Percent (5%).

The Published Monthly Average means:

(1) Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service; or

(2) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which this Policy is issued.

If the Maximum Limit for a Policy Year, as determined in this manner, is at least 0.50% higher than the borrowing rate determined by General American for the previous Policy Year, General American may increase the borrowing rate to not more than the Maximum Limit. Therefore the borrowing rate we charge for Policy Loan interest will only change if the Published Monthly Average differs from the previous rate by at least 0.50%.

Effect of Policy Loans. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan.
Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value may be higher.

In addition, if the Indebtedness (See Definitions on page 3) exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement on page 17.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value less any surrender charges, or 31 days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated subject to certain limitations. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement on page 17.)

Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

                     Surrender, Partial Withdrawals
                         and Pro Rata Surrender

At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender, partial withdrawal, or a pro rata surrender will ordinarily be paid within seven days of receipt of the written request. (See General Matters - Postponement of Payments from the Separate Account on page 23.)

Surrenders. To effect a surrender, either the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value plus any unpaid dividends determined prior to surrender (See Dividends) to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness, and less any surrender charge. (See Charges and Deductions - Contingent Deferred Sales Charge on page 19.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters on page 25.)

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account, and up to four partial withdrawals and transfers in any Policy Year from the General Account. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters on page 25.)

The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of a) $500 from a Division of the Separate Account, or b) the Policy's Cash Value in a Division. (See Charges and Deductions - Contingent Deferred Sales Charge on page 19.) Partial withdrawals made during a Policy Year may not exceed the following limits. The maximum amount that may be withdrawn from a Division of the Separate Account is the Policy's Cash Value net of any applicable surrender charges in that Division. The total partial withdrawals and transfers from the General
Account over the Policy Year may not exceed a maximum amount equal to the greatest of the following: (1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year, (2) $5,000, (3) the previous Policy Year's maximum amount.

The Owner may allocate the amount withdrawn plus any applicable surrender charge, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account on page 21.)

No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal. If Death Benefit Option A or Death Benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge resulting from that partial withdrawal. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge exceeds the difference between the death benefit and the Face Amount. If Death Benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See Monthly Deduction - Cost of Insurance on page 18.) Partial withdrawals will be applied first to reduce the initial Face Amount and then to each increase in Face Amount in order, starting with the first increase. The Company may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

Pro Rata Surrender. After the first Policy Year, an Owner can make a pro rata surrender of the Policy. The pro rata surrender will reduce the Face Amount and the Cash Value by a percentage chosen by the Owner. This percentage must be any whole number. A pro rata surrender may have Federal income tax consequences. (See Federal Tax Matters on page 25.) The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request.

The Owner may allocate the amount of decrease in Cash Value plus any applicable surrender charge among the Divisions of the Separate Account and the General Account. (See Charges and Deductions - Contingent Deferred Sales Charge on page 19.) If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for pro rata surrender is received.

A pro rata surrender can not be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No pro rata surrender will be processed for more Cash Surrender Value than is available on the date of the pro rata surrender. A cash payment will be made to the Owner for the amount of Cash Value reduction less any applicable surrender charges.

Pro rata surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy. (See Monthly Deduction - Cost of Insurance on page 18.) Pro rata surrenders will be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount.

Charges on Surrender, Partial Withdrawals and Pro Rata Surrender. If a Policy is surrendered within the first ten Policy Years, the Deferred Contingent Sales Charge will apply. (See Contingent Deferred Sales Charge on page 19.)

A partial withdrawal or pro rata surrender may also result in a charge. The amount of the charge assessed is a portion of the Contingent Deferred Sales Charge that would be deducted upon surrender or lapse. Charges are described in more detail under Charges and Deductions - Contingent Deferred Sales Charge on page 19.

While partial withdrawals and pro rata surrenders are each methods of reducing a Policy's Cash Value, a pro rata surrender differs from a partial withdrawal in that a partial withdrawal does not typically have a proportionate effect on a Policy's death benefit by reducing the Policy's Face Amount, while a pro rata surrender does. Assuming that a Policy's death benefit is not a percentage of the Policy's Cash Value, a pro rata surrender will reduce the Policy's death benefit in the same proportion that the Policy's Cash Value is reduced, while a partial withdrawal will reduce the death benefit by one dollar for each dollar of Cash Value withdrawn. Partial Withdrawals and Pro Rata Surrenders will also result in there being different cost of insurance charges subsequently deducted. (See Monthly Deduction - Cost of Insurance on page 18; Surrender, Partial Withdrawals and Pro Rata Surrender - Partial Withdrawals on page 12; and Surrenders, Partial Withdrawals, and Pro Rata Surrenders - Pro Rata Surrender on page 13.)

                                Transfers

Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and for certain contracts, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions. (See The General Account on page 21.) Requests for transfers from or among Divisions of the Separate Account may be made in writing or by telephone. Transfers from or among the Divisions of the Separate Account may be made once each Policy Month and must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. General American ordinarily will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

Requests may be made by telephone if the Owner has chosen to use General American's telephone transfer program. To elect this program the Owner must complete a form provided by General American. General American reserves the right to cancel the telephone transfer program upon 30 days written notice.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum General Account allocation percent, and the frequency of such transfers. General American may in the future impose a charge of no more than $25 per transfer request.

                          Portfolio Rebalancing

Over time, the funds in the General Account and the Divisions of the Separate Account will accumulate at different rates as a result of different investment returns. The Owner may direct that from time to time we automatically restore the balance of the Cash Value in the General Account and in the Divisions of the Separate Account to the percentages determined in advance. There are two methods of rebalancing available - periodic and variance.

Periodic Rebalancing. Under this option The Owner elects a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the funds by generating transfers to reallocate the funds according to the investment percentages elected.

Variance Rebalancing. Under this option The Owner elects a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent (5%). The Owner also elects a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific funds from being rebalanced. On each Monthly Anniversary we will review the current fund balances to determine whether any fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any fund is outside of the variance range, we will generate transfers to rebalance all of the specified funds back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy Year before a charge is applied.

The Owner may elect either form of portfolio rebalancing by specifying it on the policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to General American under its administrative rules.

Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging (see below).

General American reserves the right to suspend portfolio rebalancing at any time on any class of Policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy Year in accordance with its administrative rules.

                          Dollar Cost Averaging

The Owner may direct the Company to transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize "dollar cost averaging" ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantee that DCA will result in a profit or protect against loss.

The following rules and restrictions apply to DCA transfers:

(1)   The minimum DCA transfer amount is $100.

(2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

(3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

(4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

(5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights Transfers on page 13.)

(6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net Premiums. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Values on page 16.)

(7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

(8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights - Loans on page 10.)

(9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Policy Rights - Right to Examine Policy on page 15).

No fee is currently charged for DCA, but the Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

                         Right to Examine Policy

The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older) or within 45 days after the application was signed, whichever is later. If a Policy is canceled within this time period, a refund will be paid. Where required by state law, the refund will equal all premiums paid under the Policy. Where required by state law, General American will refund an amount equal to the greater of premiums paid or (1) plus (2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn. (See General Matters - Postponement of Payments from the Separate Account on page 23.)

A request for an increase in Face Amount (See Policy Benefits - Death Benefit on page 7) may also be canceled. The request for cancellation must be made within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, or 45 days after the application for the increase was signed.

                     Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay in a lump sum the Cash Surrender Value of the Policy on the Maturity Date, plus any unpaid dividends determined prior to maturity. Amounts payable on the Maturity Date ordinarily will be paid in a lump sum within seven days of that date, although payments may be postponed under certain circumstances. (See General Matters - Postponements of Payments from the Separate Account on page 23.) A Policy will mature if and when the Insured reaches Attained Age 100. Settlement options other than a lump sum payment may only be made upon written agreement with the Company.

                   PAYMENT AND ALLOCATION OF PREMIUMS

                          Issuance of a Policy

Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 80 for regularly underwritten contracts and to Insureds of Issue Ages 0 through 70 for simplified issue and to Insureds of Issue Ages 20 through 70 for guaranteed issue contracts. General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules and General American reserves the right to reject an application for any reason.

The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid prior to the Insured's death and prior to any change in health as shown in the application.

                                Premiums

The initial premium is due on the Issue Date, and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the Minimum Premium for the Policy. The Minimum Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy which vary according to the Issue Age, sex, underwriting risk class, and smoker status of the Insured. (See Charges and Deductions on page 18.) For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full "Minimum Premium" for the Policy.

Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office. An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement on page 17.) Premium receipts will be furnished upon request.

An Owner may make unscheduled premium payments at any time in any amount, or skip planned premium payments, subject to the minimum and maximum premium limitations described below.

If a Policy is in the intended Owner's possession but the initial premium has not been paid, the Policy is not in force. The intended Owner is deemed to have the Policy for inspection only.

Premium Limitations. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in an Owner's annual report.

In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. For policies issued with Death Benefit Option C, the company reserves the right to impose other restrictions upon the amount of premium that may be paid into the Policy. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed under the current maximum premium limitations.

In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See Federal Tax Matters on page 25.)

If the Company receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or
(2) require additional evidence of insurability before it accepts the premium.

                Allocation of Net Premiums and Cash Value

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, the minimum percentage that may be allocated to a Division is 5% of the Net Premium, and fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (See General Account on page 21). For policies issued with an allowable percentage to the General Account of more than 5%, the minimum percentage is 5%, and fractional percentages may not be used.

The allocation for future Net Premiums may be changed without charge at any time by providing notice to the Company. Any change in allocation will take effect immediately upon receipt by the Company of written notice. No charge is imposed for changing the allocations of future premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

During the period from the Issue Date to the end of the Right to Examine Policy Period (See Policy Rights - Right to Examine Policy on page 15.), Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of Capital Company. When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to receipt of the application. Net Premiums received after the Right to Examine Policy Period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights - Transfers on page 13.)

The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

                     Policy Lapse and Reinstatement

Lapse. Unlike conventional whole life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid. The amount of the premium required to keep the Policy in force will be the amount to cover the outstanding monthly deductions and premium expense charges. (See Charges and Deductions - Monthly Deduction on page 18.) If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value.

If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. Reinstatement is subject to the following conditions:

(1) Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

(2) Payment of a premium that, after the deduction of premium expense charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

(3) Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause Cash Value of an equal amount also to be reinstated. Any loan interest due and unpaid on the Policy Anniversary prior to reinstatement must be repaid at the time of reinstatement. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

(4)   The Policy cannot be reinstated if it has been surrendered.

(5) The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse. The Insured must be alive on the date the Company approves the application for reinstatement. If the Insured is not then alive, such approval is void and of no effect.

(6) The effective date of reinstatement will be the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions-Monthly Deduction on page 18.)

(7) The surrender charge in effect at the time of reinstatement will equal the surrender charge in effect at the time of lapse.

                         CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy.

                         Premium Expense Charges

Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting of a sales charge and a charge for premium taxes. The premium payment less the premium expense charge equals the Net Premium.

Sales Charge. A sales charge not to exceed 5% of each premium payment will be deducted from each premium payment to partially compensate the Company for expenses incurred in distributing the Policy and any additional benefits provided by riders. The Company currently intends to deduct a sales charge of 5% in Policy Years one through ten and 2.25% in Policy Years past Policy Year ten. The expenses covered by the sales charge include agent sales commissions, the cost of printing Prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for sales charge is used to pay distribution expenses and other costs associated with these additional coverages. No increase in this sales charge will occur that would result in an increase in the sales charge percentage deducted in any previous Policy year.

A Contingent Deferred Sales Charge is also imposed under certain circumstances for expenses incurred in distributing the Policies. That charge is discussed below.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

Premium Taxes. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state and range from 0.75% to 3.50%. A deduction of 2.5% of the premium is taken from each premium payment for these taxes. The deduction represents an amount the Company considers necessary to pay the premium taxes imposed by the states and any subdivisions thereof.

                            Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) the cost of insurance; and (c) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, record keeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, and reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. This charge is $4 per month for all Policy Months. These charges are guaranteed not to increase while the Policy is in force. The Company does not anticipate that it will make any profit on the monthly administrative charge.

The Company may administer the Policy itself, or the Company may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk (defined below) for each Policy Month.

The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The rates will be based on the Attained Age, duration, rate class, and sex (except for Policies sold in Montana, (See Unisex Requirements Under Montana Law on page 28.) of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases. The rate class of an Insured also will affect the cost of insurance rate. For the initial Face Amount, the Company will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, the Company will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase that required proof of insurability.

The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting, to simplified issue underwriting, and to guaranteed issue underwriting.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy.

The Company issues Policies on three underwriting bases: a full underwriting basis, a simplified underwriting basis, and a guaranteed underwriting basis. Policies receiving a full underwriting basis are issued in six rate classes: preferred non-smoker, preferred smoker, standard non-smoker, standard smoker, substandard non-smoker and substandard smoker. Policies underwritten on a simplified issue basis are issued in standard smoker/non-smoker rate classes and substandard smoker/non-smoker rate classes. Policies underwritten on a guaranteed issue basis are only issued in guaranteed issue smoker and guaranteed issue non-smoker rate classes. All other things being equal, Policies issued on a guaranteed issue basis will have higher cost of insurance rates than Policies issued on a simplified issue or fully underwritten basis. Generally, Policies underwritten on a simplified issue basis will have the same cost of insurance rates as those subject to full underwriting (except to the extent that a Policy underwritten on a simplified issue basis may have received a preferred rate class had it been fully underwritten). Similarly, for Policies issued on the same underwriting basis, all other things being equal, standard rate classes pay a higher cost of insurance rate than preferred rate classes and substandard rate classes pay a higher cost of insurance rate than standard rate classes.

For Policies fully underwritten or underwritten on a simplified issue basis that receive a standard rate class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female 1980 CSO Mortality Tables (1980 CSO Table A and 1980 CSO Table G), age nearest birthday. For Policies issued on a guaranteed issue basis, the guaranteed cost of insurance rates are equal to 125% of the rates set forth in the smoker/ non-smoker 1980 CSO Mortality Tables (1980 CSO Table SB and 1980 CSO Table NB), age nearest birthday.

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less
(b) the Cash Value at the beginning of the Policy Month. If there is an increase in the Face Amount, a net amount at risk will be calculated separately for the initial Face Amount and for each increase in Face Amount. If Death Benefit Option A or Death Option C is in effect, for purposes of determining the net amounts at risk for the initial Face Amount and for each increase in Face Amount, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Death Benefit Option B is in effect, the net amount at risk will be determined separately for the initial Face Amount and for each increase in Face Amount. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters - Additional Insurance Benefits on page 25.)

                 Contingent Deferred Sales Charge (CDSC)

For a period of up to ten years after the Issue Date, the Company will impose a CDSC upon surrender or lapse of the Policy, upon a partial withdrawal, or upon a pro rata surrender. The amount of the charge assessed will depend upon a number of factors, including the type of event ( a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy Years having elapsed since the Policy was issued.

The Contingent Deferred Sales Charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.

Calculation of Charge. If a Policy is surrendered, the charge will be the Contingent Deferred Sales Charge Percentage multiplied by 4.0% of premiums paid since issue.

The Contingent Deferred Sales Charge Percentage is shown in the following table:

            Contingent Deferred Sales Charge Percentage Table
        If surrender or lapse             The following percentage
      occurs in the last month           of the 4% surrender charge
         of Policy Year:<F*>                will be payable:<F**>
             1 through 5                            100%
                  6                                  80%
                  7                                  60%
                  8                                  40%
                  9                                  20%
            10 and later                              0%

<F*>  In addition, the percentages reduce equally for each Policy Month during the years shown. For example, during the seventh year, the percentage reduces equally each month from 80% at the end of the sixth Year to 60% at the end of the seventh Year.

<F**> For male issue ages 75 through 80 and female issue ages 77 through 80, the Contingent Deferred Sales Charge Percentage grades to 0% in less than ten years.

Charge Assessed Upon Partial Withdrawals or Pro Rata Surrender. The amount of the Contingent Deferred Sales Charge deducted upon a partial withdrawal or pro rata surrender will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the withdrawal of cash by the Cash Value before the withdrawal and multiplying the result by the charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

Reduction of Charges. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or reduce the amount of the Sales Charge, Contingent Deferred Sales Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. General American will determine in its discretion if, and in what amount, a reduction is appropriate. The Company may modify its criteria for qualification for reduction of charges as experience is gained, subject to the limitation that such reductions will not be unfairly discriminatory against the interests of any Owner.

                        Separate Account Charges

Mortality and Expense Risk Charge. General American will deduct a daily charge from the Separate Account at the rate of .0019111% of the average net assets of each Division of the Separate Account which equals an effective annual rate of .70% of those net assets. This deduction is guaranteed not to increase while the Policy is in force. General American may realize a profit from this charge.

The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Fund Expenses. The value of the net assets of the Separate Account will reflect the investment management and advisory fees and other expenses incurred by the underlying investment companies. See the prospectuses for the respective Funds for a description of investment management and advisory fees and other expenses incurred by Russell Insurance Funds and the Capital Company.

No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make such a charge for any such taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters on page 25.)

                                DIVIDENDS

The Policy is a participating Policy which is entitled to a share, if any, of the divisible surplus of the Company as determined each year and apportioned to it. This surplus will be distributed as a dividend payable annually on the January Monthly Anniversary. If the Insured dies after the dividend has been determined, the Company will pay any unpaid dividend to the Beneficiary. Because investment results are credited directly through changes in the Policy's cash value, the Company expects little or no divisible surplus to be credited to a Policy.

Dividends under participating policies may be described as refunds of premiums which adjust the cost of a Policy to the actual level of costs emerging over time after the issue of the Policies. Both Federal and state law recognize that dividends are generally considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes. However, depending on the dividend payment option chosen (see below), dividends may have tax consequences to Owners. Counsel or other competent tax advisors should be consulted for more complete information.

Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

Each year the Company's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and lapse rates, investment yield in the General Account, and actual expenses incurred in administering the Policy. Such data is then allocated to each dividend class, e.g., by year of issue, age and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to the Company's Board of Directors ("the Board"). The Board, which has the ultimate authority to declare dividends, will vote the amount of surplus to be apportioned to each Policy class, thereby, authorizing the distribution of the annual dividend.

An Owner may choose one of the following dividend options. Dividends will be credited under the chosen option until the Owner changes it. If the Owner does not choose an option, the Company will credit the dividend under Dividend Option B until such time as the Owner requests in writing a different option.

Dividend Option A: Cash.  The amount of the dividend will be paid in cash.

Dividend Option B: Increase Cash Value. The amount of the dividend will be added to the Policy's Cash Value on the date of the dividend payment. The Cash Value will be increased by the amount of the dividend. The dividend will be allocated to the General Account (if available) and the Divisions of the Separate Account according to the current allocation of the Net Premium.

                           THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                           General Description

The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General
Account (the "maximum allocation percentage"). Such adjustments may not be uniform as to all Policies. General American may at any time modify the General Account maximum allocation percent. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General
Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least
4%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

                               The Policy

This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

                        General Account Benefits

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, pro rata surrenders, or Policy Loans, the entire investment risk will be borne by General American, and General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A, B or C under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

                       General Account Cash Value

Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. General American may, AT ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, pro rata surrenders, surrender charges or transfers to the Separate Account.

       Transfers, Surrenders, Partial Withdrawals and Policy Loans

After the first Policy Year and prior to the Maturity Date, a portion of Cash Value may be withdrawn from the

General Account or transferred from the General Account to the Separate Account. A maximum total of four partial withdrawals and transfers from the General Account is permitted in a Policy Year. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, (b) $5,000, or (c) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).

Transfers to the General Account are limited by the maximum allocation percentage (described below) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General
Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters on page 25.)

No transfer charge currently is imposed on transfers to or from the General Account. However, such a charge may be imposed in the future. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and pro rata surrenders will result in the imposition of the applicable surrender charge.

Transfers, surrenders, partial withdrawals and pro rata surrenders payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment. Amounts from the General Account used to pay premiums on policies with General American will not be delayed.

                             GENERAL MATTERS

           Postponement of Payments from the Separate Account

The Company usually pays amounts payable on partial withdrawal, pro rata surrender, surrender, or Policy Loan allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, pro rata surrender, death of Insured, or the Maturity Date, as well as payments of a Policy Loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn.

                              The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract. All statements made by the Insured in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

                            Control of Policy

The Insured is the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

                               Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

The Company permits the designation of various types of trusts as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

                     Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within sixty days of the Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

                             Policy Changes

The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year and no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in a Policy not satisfying the definition of life insurance under the Internal Revenue Code of 1986 or any applicable successor provision thereto.

                        Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of any Federal or state statute, rule, or regulation, including, but not limited to, requirements of the Internal Revenue Code, or its regulations or published rulings.

                           Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

                            Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

                               Assignment

The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and (c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

                                 Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness subject to certain limitations, if the Insured, while sane or insane, dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide when the Policy, or the increase in Face Amount, was applied for.

               Misstatement of Age or Sex and Corrections

If the age or sex (except any Policies sold in Montana; see Unisex Requirements Under Montana Law) of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

                          Change in Rate Class

Sixty days prior to the Policy Anniversary on which the Insured attains age 20, a letter will be sent to the Owner notifying the Owner of the opportunity to apply for a change in the Insured's Rate Class from Smoker to Non-Smoker. Upon receipt of the forms requested for a Non-Smoker risk classification and proof satisfactory to the Company, the Rate Class will be Non-Smoker. If the Owner does not apply for a Rate Class change, the Rate Class will remain Smoker.

                      Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions - Monthly Deduction on page 18.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

Waiver of Monthly Deduction Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

Waiver of Specified Premium Rider. Provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65.

Increasing Benefit Rider. Allows the Owner to increase the Face Amount of the Policy without evidence of insurability. The increase is made on each Policy Anniversary.

                           Records and Reports

The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for Russell Insurance Funds and the Capital Company and a list of the securities held in each Fund. Receipt of premium payments, transfers, partial withdrawals, pro rata surrenders, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

                       DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policy, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.

Writing agents will receive commissions based on a commission schedule and rules. The maximum agent first-year commissions equal 7.50% of target premiums paid in Policy Year 1. In renewal years, the maximum agent commissions equal 4.0% of premiums paid in years 2 through 10. A maximum 2.50% of premium service fee is paid after Policy year 10. For Policy years after Policy Year 1, a maximum commission of .20% of the average monthly Cash Value for each Policy Year is paid. These are maximum commissions, and reductions may be possible under the circumstances outlined in the section entitled Reduction of Charges. General Agents receive compensation which may be in part based on the level of agent commissions in their agencies. The general agent commission schedules and rules differ for different types of agency contracts. Walnut Street receives no administrative fees, management fees, or other fees from sales of the Policy.

                           FEDERAL TAX MATTERS

                              Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

                        Tax Status of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under
Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on a basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under
Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-5, which affect how assets may be invested. Although General American does not control Russell Insurance Funds or the Capital Company it has entered into agreements, which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

(1) Tax Treatment of Policy Benefits. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred.

Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax advisor should be consulted for further information.

A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract." However, upon a complete surrender or lapse of any Policy, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

(2) Modified Endowment Contracts. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the Owner upon receipt by the Company of the refund request. The amount to be refunded will be deducted from the Policy Cash Value in the Divisions of the Separate Account and in the General

Account in the same proportion as the premium payment was allocated to such Divisions.

Accordingly, a prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax advisor before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

(3) Distributions from Policies Classified as Modified Endowment Contract. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 591/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

(4) Distributions From Policies Not Classified as Modified Endowment Contract. Distributions from Policies not classified as modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead. such loans are treated as indebtedness of the Owner.

Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

(5) Policy Loan Interest. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. An Owner should consult a competent tax advisor before deducting any loan interest.

(6) Interest Expense on Unrelated Indebtedness. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax Advisor.

(7) Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

(8) Multiple Policies. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

(9) Possible Charge for Taxes. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

(10) Possible Changes in Taxation. As of the date of this Prospectus, the President's budget for fiscal year 1999 contains a number of proposals that would adversely affect the Federal income tax treatment of life insurance contracts. Of particular importance to owners of variable life insurance contracts such as the Policy are two proposals under which, if adopted: (1) the inside buildup of variable life insurance contracts like the Policy would be taxed whenever cash values were reallocated among the available investment options, for example, if the Periodic and Variance Rebalancing options available under the Policy were used, and (2) it would no longer be possible to exchange a variable life insurance contract tax free under Code section 1035. Moreover, it is always possible that any changes in the tax treatment of life insurance contracts could be effective prior to the date of any new legislation.

                  UNISEX REQUIREMENTS UNDER MONTANA LAW

The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

              SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

General American holds the assets of the Separate Account in a custodial account in its name at the Bank of New York. The Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of five million dollars, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                              VOTING RIGHTS

Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment advisor or sub-advisor of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                     STATE REGULATION OF THE COMPANY

The Company, a stock life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                                          MANAGEMENT OF THE COMPANY

                                                    Principal Occupation(s)
           Name                                    During Past Five Years<F*>
           ----                                    --------------------------

Principal Officers<F**>
-----------------------
Richard A. Liddy              Chairman, President and CEO, 1/95-present; Chairman of the Executive Committee,
                              5/92-present.  Formerly President and CEO, 5/92-1/95.

Robert J. Banstetter, Sr.     Vice President, General Counsel and Secretary, 2/91-present.

John W. Barber                Vice President and Controller, 12/84-present.

O'Neil P. Boudreaux           Vice President-Sales and Marketing, 10/96-present.  Formerly Vice President-Group
                              Field Accounts, 4/87-10/96.

Kevin C. Eichner              Executive Vice President of General American, Chairman of GenMark, Chairman of
                              Walnut Street Securities, 10/97-Present.  President and CEO, Collaborative
                              Strategies, 1983-Present.

E. Thomas Hughes              Corporate Actuary and Treasurer, 10/94-present.  Formerly Executive Vice President-
                              Group Pensions, 3/90-10/94

Michael P. Ingrassia          Vice President-Group Executive Accounts, 3/92-present.  Formerly Vice President-
                              Group Operations,  5/84-2/92.

Barbara L. Snyder             Vice President-Product Division, 4/95-present.  Formerly Vice President and Chief
                              Actuary, American Bankers Insurance Company, Miami, FL.

Warren J. Winer               Executive Vice President-Group Life and Health, 8/95-present.  Formerly Managing
                              Director, William M. Mercer, Inc., 7/93-8/95; President and Chief Operating
                              Officer, W. F. Corroon, 1986-7/93.

Bernard H. Wolzenski          Executive Vice President-Individual Insurance, 10/91-present.  Formerly Vice
                              President-Life Product Management, 5/86-10/91.

A. Greig Woodring             President and Chief Executive Officer, Reinsurance Group of America, 12/92-present.
                              Executive Vice President-Reinsurance, 3/90-present.

<F*>  All positions listed are with General American unless otherwise indicated.
<F**> The principal business address of Messrs. Banstetter, Hughes, and Liddy is General American Life Insurance Company, 700 Market Street,
      St. Louis, Missouri 63101.  The principal business address for
      Messrs. Barber, Boudreaux, Ingrassia, Winer and Wolzenski and for Ms. Snyder is 13045 Tesson Ferry Road, St. Louis, Missouri
      63128.  The principal business address for Mr. Woodring is 660
      Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141.
      The principal business address for Mr. Eichner is 670 Mason
      Ridge Center Drive, Suite 100, St. Louis, Missouri 63141.



                                    31

                                                           Principal Occupation(s)
               Name                                       During Past Five Years<F*>
               ----                                       --------------------------
Directors
---------
August A. Busch III                    Chairman of the Board and President, Anheuser-Busch Companies, Inc.,
Anheuser-Busch Companies, Inc.         (beer business).
One Busch Place
St. Louis, Missouri 63118

William E. Cornelius                   Retired Chairman and Chief Executive Officer, Union Electric Company
Union Electric Company                 (electric utility business). Prior to 1993, Chairman and Chief Executive
P.O. Box 149                           Officer.
St. Louis, Missouri 63166

John C. Danforth                       Partner.  Formerly, U. S. Senator, State of Missouri.
Bryan Cave
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Bernard A. Edison                      Past President, Edison Brothers Stores, Inc. (retail specialty stores).
Edison Brothers Stores, Inc.
P.O. Box 14020
St. Louis, Missouri 63178

Richard A. Liddy                       Chairman, President and CEO, General American
General American Life Insurance Co.
700 Market Street
St. Louis, MO 63101

William E. Maritz                      Chairman and Chief Executive Officer, Maritz, Inc.
Maritz, Inc.                           (motivation, travel, communications, training and marketing
1375 North Highway Drive               research business).
Fenton, Missouri 63099

Craig D. Schnuck                       Chairman and Chief Executive Officer, Schnuck Markets, Inc. (retail
Schnuck Markets, Inc.                  supermarket chain).  Prior to 1991, President and Chief Executive Officer
11420 Lackland Road
P.O. Box 46928
St. Louis, Missouri  63146

William P. Stiritz                     Chairman, Chief Executive Officer and President, Ralston Purina Company
Ralston Purina Company                 (pet food, batteries, and bread business); Chairman, Ralcorp Holdings, Inc.
Checkerboard Square                    (ready-to-eat cereal, baby food, ski resorts).
St. Louis, Missouri 63164

Andrew C. Taylor                       Chief Executive Officer and President, Enterprise Rent-A-Car (car
Enterprise Rent-A-Car                  rental).  Prior to May, 1991, President.
600 Corporate Park Drive
St. Louis, Missouri 63105


                                    32

                                                           Principal Occupation(s)
               Name                                       During Past Five Years<F*>
               ----                                       --------------------------
Directors (continued)
---------------------

H. Edwin Trusheim                      Retired Chairman and Chief Executive Officer
General American Life Insurance Co.
P.O. Box 396
St. Louis, MO 63166

Robert L. Virgil                       Principal, Edward Jones (investments).  Prior to 1993, Dean, the John
Edward Jones                           M. Olin School of Business, Washington University (business education)
12555 Manchester
St. Louis, Missouri  63131-3729

Virginia V. Weldon, M.D.               Senior Vice President, Public Policy, Monsanto Company (chemicals
Monsanto Company                       diversified industry, pharmaceuticals, life science products, and food
800 North Lindbergh                    ingredients business). Prior to 1993, Vice President, Public Policy.
St. Louis, Missouri  63167

Ted C. Wetterau                        President, Wetterau Associates, L.L.C.  Retired Chairman and Chief
Wetterau Associates, L.L.C.            Executive Officer, Wetterau Incorporated (retail and wholesale grocery,
7700 Bonhomme, Suite 750               manufacturing business).
St. Louis, Missouri  63105

<F*>  All positions listed are with General American unless otherwise indicated.


                              LEGAL MATTERS


All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Robert J. Banstetter, Vice President, General Counsel, and Secretary of General American.

                            LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                 EXPERTS

The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

The report of KPMG Peat Marwick LLP covering the December 31, 1997 financial statements of General American refers to the adoption of Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts.

Actuarial matters included in this Prospectus have been examined by Shashikant Bhave, FSA, MAAA, Executive Director and Associate Actuary, as stated in the opinion filed as an exhibit to the registration statement.

                         ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                          FINANCIAL STATEMENTS

The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. Financial information is not provided for four of the five Divisions of the Separate Account because those Divisions have only recently been established, and therefore no operating history exists for those Divisions.

                               APPENDIX A
             Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages 35 through 43 illustrate a Policy issued to a Male, age 45 in a preferred nonsmoker rate class. If the insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the monthly administrative charges and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the monthly administrative charges and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Surrender Value column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing Type) are illustrated.

The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .70% charge for mortality and expense risk, and an assumed .72% charge for the investment management and advisory fees and administrative expenses combined. The actual investment management and advisory fees applicable to each Division are shown in the respective prospectuses of Russell Insurance Funds and General American Capital Company. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.42%, 4.58%, and 10.58%, respectively. The prospectuses for Russell Insurance Funds and General American Capital Company should be consulted for details about the nature and extent of their expenses.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Tax Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters on page 25.)

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, General American will provide a comparable illustration based upon the proposed Insured's age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $2,141

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.42%)

                                             ======== CURRENT ========          ======== GUARANTEED ========

 END                          PREM
 OF                ANNUAL     ACCUM        SURR        CASH      DEATH         SURR        CASH       DEATH
YEAR     AGE       PAYMNT     @ 5%         VALUE       VALUE     BENEFIT       VALUE       VALUE     BENEFIT
 1        46       2,141       2,248       1,782       1,782     100,000       1,692       1,777     100,000
 2        47       2,141       4,609       3,497       3,497     100,000       3,017       3,188     100,000
 3        48       2,141       7,087       5,134       5,134     100,000       4,292       4,548     100,000
 4        49       2,141       9,690       6,719       6,719     100,000       5,515       5,858     100,000
 5        50       2,141      12,423       8,264       8,264     100,000       6,685       7,114     100,000
 6        51       2,141      15,292       9,782       9,782     100,000       7,903       8,314     100,000
 7        52       2,141      18,305      11,262      11,262     100,000       9,093       9,453     100,000
 8        53       2,141      21,468      12,717      12,717     100,000      10,252      10,526     100,000
 9        54       2,141      24,790      14,135      14,135     100,000      11,373      11,527     100,000
10        55       2,141      28,278      15,519      15,519     100,000      12,450      12,450     100,000
11        56       2,141      31,940      16,955      16,955     100,000      13,290      13,290     100,000
12        57       2,141      35,785      18,337      18,337     100,000      14,044      14,044     100,000
13        58       2,141      39,822      19,669      19,669     100,000      14,709      14,709     100,000
14        59       2,141      44,062      20,961      20,961     100,000      15,281      15,281     100,000
15        60       2,141      48,513      22,214      22,214     100,000      15,755      15,755     100,000
16        61       2,141      53,187      23,403      23,403     100,000      16,122      16,122     100,000
17        62       2,141      58,094      24,530      24,530     100,000      16,368      16,368     100,000
18        63       2,141      63,247      25,587      25,587     100,000      16,480      16,480     100,000
19        64       2,141      68,658      26,569      26,569     100,000      16,439      16,439     100,000
20        65       2,141      74,339      27,478      27,478     100,000      16,226      16,226     100,000

25        70       2,141     107,300      30,714      30,714     100,000      11,923      11,923     100,000
30        75       2,141     149,368      30,950      30,950     100,000           0           0           0

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $2,141

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.58%)

                                             ======== CURRENT ========          ======== GUARANTEED ========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH       DEATH         SURR        CASH       DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT
 1        46       2,141       2,248       1,896       1,896     100,000       1,805       1,890     100,000
 2        47       2,141       4,609       3,835       3,835     100,000       3,345       3,516     100,000
 3        48       2,141       7,087       5,809       5,809     100,000       4,930       5,187     100,000
 4        49       2,141       9,690       7,845       7,845     100,000       6,561       6,903     100,000
 5        50       2,141      12,423       9,958       9,958     100,000       8,237       8,665     100,000
 6        51       2,141      15,292      12,165      12,165     100,000      10,063      10,474     100,000
 7        52       2,141      18,305      14,459      14,459     100,000      11,967      12,326     100,000
 8        53       2,141      21,468      16,857      16,857     100,000      13,946      14,220     100,000
 9        54       2,141      24,790      19,355      19,355     100,000      15,998      16,152     100,000
10        55       2,141      28,278      21,958      21,958     100,000      18,120      18,120     100,000
11        56       2,141      31,940      24,763      24,763     100,000      20,123      20,123     100,000
12        57       2,141      35,785      27,673      27,673     100,000      22,162      22,162     100,000
13        58       2,141      39,822      30,698      30,698     100,000      24,239      24,239     100,000
14        59       2,141      44,062      33,854      33,854     100,000      26,356      26,356     100,000
15        60       2,141      48,513      37,151      37,151     100,000      28,514      28,514     100,000
16        61       2,141      53,187      40,575      40,575     100,000      30,712      30,712     100,000
17        62       2,141      58,094      44,139      44,139     100,000      32,947      32,947     100,000
18        63       2,141      63,247      47,848      47,848     100,000      35,216      35,216     100,000
19        64       2,141      68,658      51,713      51,713     100,000      37,515      37,515     100,000
20        65       2,141      74,339      55,747      55,747     100,000      39,843      39,843     100,000

25        70       2,141     107,300      79,037      79,037     100,000      52,006      52,006     100,000
30        75       2,141     149,368     109,257     109,257     116,905      65,527      65,527     100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $2,141

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.58%)

                                            ========= CURRENT =========       ========= GUARANTEED =========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH       DEATH        SURR        CASH        DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 1        46       2,141       2,248       2,010       2,010     100,000       1,918       2,004     100,000
 2        47       2,141       4,609       4,187       4,187     100,000       3,687       3,858     100,000
 3        48       2,141       7,087       6,540       6,540     100,000       5,623       5,880     100,000
 4        49       2,141       9,690       9,114       9,114     100,000       7,745       8,087     100,000
 5        50       2,141      12,423      11,947      11,947     100,000      10,070      10,498     100,000
 6        51       2,141      15,292      15,079      15,079     100,000      12,724      13,135     100,000
 7        52       2,141      18,305      18,533      18,533     100,000      15,660      16,019     100,000
 8        53       2,141      21,468      22,357      22,357     100,000      18,902      19,176     100,000
 9        54       2,141      24,790      26,581      26,581     100,000      22,479      22,633     100,000
10        55       2,141      28,278      31,254      31,254     100,000      26,423      26,423     100,000
11        56       2,141      31,940      36,521      36,521     100,000      30,587      30,587     100,000
12        57       2,141      35,785      42,341      42,341     100,000      35,173      35,173     100,000
13        58       2,141      39,822      48,782      48,782     100,000      40,236      40,236     100,000
14        59       2,141      44,062      55,924      55,924     100,000      45,841      45,841     100,000
15        60       2,141      48,513      63,853      63,853     100,000      52,063      52,063     100,000
16        61       2,141      53,187      72,651      72,651     100,000      58,986      58,986     100,000
17        62       2,141      58,094      82,421      82,421     105,499      66,712      66,712     100,000
18        63       2,141      63,247      93,208      93,208     117,442      75,358      75,358     100,000
19        64       2,141      68,658     105,108     105,108     130,334      85,042      85,042     105,451
20        65       2,141      74,339     118,238     118,238     144,251      95,721      95,721     116,780

25        70       2,141     107,300     207,133     207,133     240,275     167,272     167,272     194,036
30        75       2,141     149,368     352,671     352,671     377,358     283,155     283,155     302,976

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $5,551

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.42%)

                                             ======== CURRENT ========          ======== GUARANTEED ========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH       DEATH         SURR        CASH       DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT
 1        46       5,551       5,829       4,899       4,899     104,899       4,663       4,885     104,885
 2        47       5,551      11,949       9,681       9,681     109,681       8,902       9,346     109,346
 3        48       5,551      18,375      14,338      14,338     114,338      13,039      13,705     113,705
 4        49       5,551      25,122      18,895      18,895     118,895      17,074      17,962     117,962
 5        50       5,551      32,206      23,364      23,364     123,364      21,003      22,113     122,113
 6        51       5,551      39,645      27,759      27,759     127,759      25,091      26,157     126,157
 7        52       5,551      47,456      32,069      32,069     132,069      29,154      30,087     130,087
 8        53       5,551      55,657      36,307      36,307     136,307      33,186      33,896     133,896
 9        54       5,551      64,269      40,463      40,463     140,463      37,179      37,579     137,579
10        55       5,551      73,311      44,537      44,537     144,537      41,126      41,126     141,126
11        56       5,551      82,805      48,749      48,749     148,749      44,534      44,534     144,534
12        57       5,551      92,774      52,856      52,856     152,856      47,797      47,797     147,797
13        58       5,551     103,241      56,857      56,857     156,857      50,912      50,912     150,912
14        59       5,551     114,232      60,768      60,768     160,768      53,876      53,876     153,876
15        60       5,551     125,772      64,588      64,588     164,588      56,682      56,682     156,682
16        61       5,551     137,889      68,285      68,285     168,285      59,320      59,320     159,320
17        62       5,551     150,612      71,859      71,859     171,859      61,777      61,777     161,777
18        63       5,551     163,971      75,300      75,300     175,300      64,037      64,037     164,037
19        64       5,551     177,998      78,598      78,598     178,598      66,081      66,081     166,081
20        65       5,551     192,727      81,756      81,756     181,756      67,892      67,892     167,892

25        70       5,551     278,180      95,120      95,120     195,120      72,952      72,952     172,952
30        75       5,551     387,242     103,313     103,313     203,313      69,176      69,176     169,176

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $5,551

                                                      FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.58%)

                                            ========= CURRENT =========       ========= GUARANTEED =========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH       DEATH        SURR        CASH        DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 1        46       5,551       5,829       5,202       5,202     105,202       4,965       5,187     105,187
 2        47       5,551      11,949      10,594      10,594     110,594       9,802      10,246     110,246
 3        48       5,551      18,375      16,173      16,173     116,173      14,830      15,497     115,497
 4        49       5,551      25,122      21,973      21,973     121,973      20,058      20,946     120,946
 5        50       5,551      32,206      28,016      28,016     128,016      25,489      26,599     126,599
 6        51       5,551      39,645      34,324      34,324     134,324      31,396      32,462     132,462
 7        52       5,551      47,456      40,899      40,899     140,899      37,602      38,534     138,534
 8        53       5,551      55,657      47,764      47,764     147,764      44,109      44,819     144,819
 9        54       5,551      64,269      54,921      54,921     154,921      50,918      51,317     151,317
10        55       5,551      73,311      62,384      62,384     162,384      58,028      58,028     158,028
11        56       5,551      82,805      70,398      70,398     170,398      64,956      64,956     164,956
12        57       5,551      92,774      78,733      78,733     178,733      72,102      72,102     172,102
13        58       5,551     103,241      87,402      87,402     187,402      79,473      79,473     179,473
14        59       5,551     114,232      96,435      96,435     196,435      87,071      87,071     187,071
15        60       5,551     125,772     105,846     105,846     205,846      94,899      94,899     194,899
16        61       5,551     137,889     115,619     115,619     215,619     102,955     102,955     202,955
17        62       5,551     150,612     125,768     125,768     225,768     111,234     111,234     211,234
18        63       5,551     163,971     136,300     136,300     236,300     119,727     119,727     219,727
19        64       5,551     177,998     147,220     147,220     247,220     128,421     128,421     228,421
20        65       5,551     192,727     158,545     158,545     258,545     137,305     137,305     237,305

25        70       5,551     278,180     221,527     221,527     321,527     184,237     184,237     284,237
30        75       5,551     387,242     295,538     295,538     395,538     233,333     233,333     333,333

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $5,551

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.58%)

                                           ========= CURRENT =========        ========= GUARANTEED =========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH      DEATH         SURR        CASH        DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE     BENEFIT       VALUE       VALUE      BENEFIT
1         46       5,551       5,829       5,505       5,505     105,505       5,268       5,490     105,490
2         47       5,551      11,949      11,543      11,543     111,543      10,738      11,182     111,182
3         48       5,551      18,375      18,159      18,159     118,159      16,771      17,437     117,437
4         49       5,551      25,122      25,438      25,438     125,438      23,423      24,311     124,311
5         50       5,551      32,206      33,464      33,464     133,464      30,754      31,865     131,865
6         51       5,551      39,645      42,329      42,329     142,329      39,101      40,167     140,167
7         52       5,551      47,456      52,109      52,109     152,109      48,355      49,288     149,288
8         53       5,551      55,657      62,914      62,914     162,914      58,597      59,307     159,307
9         54       5,551      64,269      74,840      74,840     174,840      69,911      70,311     170,311
10        55       5,551      73,311      88,005      88,005     188,005      82,392      82,392     182,392
11        56       5,551      82,805     102,788     102,788     202,788      95,660      95,660     195,660
12        57       5,551      92,774     119,088     119,088     219,088     110,231     110,231     210,231
13        58       5,551     103,241     137,067     137,067     237,067     126,241     126,241     226,241
14        59       5,551     114,232     156,915     156,915     256,915     143,834     143,834     243,834
15        60       5,551     125,772     178,831     178,831     278,831     163,170     163,170     263,170
16        61       5,551     137,889     202,997     202,997     302,997     184,420     184,420     284,420
17        62       5,551     150,612     229,651     229,651     329,651     207,773     207,773     307,773
18        63       5,551     163,971     259,044     259,044     359,044     233,432     233,432     333,432
19        64       5,551     177,998     291,456     291,456     391,456     261,618     261,618     361,618
20        65       5,551     192,727     327,207     327,207     427,207     292,579     292,579     392,579

25        70       5,551     278,180     569,395     569,395     669,395     499,780     499,780     599,780
30        75       5,551     387,242     964,855     964,855   1,064,855     831,958     831,958     931,958

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                               ANNUAL PREMIUM: $5,551

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.42%)

                                            ========= CURRENT =========       ========= GUARANTEED =========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH       DEATH         SURR        CASH       DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE      BENEFIT       VALUE       VALUE     BENEFIT
 1        46       5,551       5,829       4,905       4,905     100,000       4,669       4,891     100,000
 2        47       5,551      11,949       9,706       9,706     100,000       8,956       9,400     100,000
 3        48       5,551      18,375      14,397      14,397     100,000      13,167      13,833     100,000
 4        49       5,551      25,122      19,005      19,005     100,000      17,305      18,194     100,000
 5        50       5,551      32,206      23,544      23,544     100,000      21,372      22,482     100,000
 6        51       5,551      39,645      28,024      28,024     100,000      25,636      26,702     100,000
 7        52       5,551      47,456      32,439      32,439     100,000      29,918      30,850     100,000
 8        53       5,551      55,657      36,801      36,801     100,000      34,218      34,929     100,000
 9        54       5,551      64,269      41,102      41,102     100,000      38,538      38,937     100,000
10        55       5,551      73,311      45,339      45,339     100,793      42,877      42,877     100,000
11        56       5,551      82,805      49,714      49,714     107,481      46,726      46,726     101,022
12        57       5,551      92,774      53,991      53,991     113,572      50,451      50,451     106,128
13        58       5,551     103,241      58,173      58,173     119,117      54,055      54,055     110,687
14        59       5,551     114,232      62,269      62,269     124,169      57,539      57,539     114,737
15        60       5,551     125,772      66,283      66,283     128,766      60,904      60,904     118,316
16        61       5,551     137,889      70,195      70,195     132,903      64,148      64,148     121,454
17        62       5,551     150,612      74,007      74,007     136,622      67,269      67,269     124,183
18        63       5,551     163,971      77,718      77,718     139,952      70,266      70,266     126,533
19        64       5,551     177,998      81,323      81,323     142,923      73,134      73,134     128,531
20        65       5,551     192,727      84,827      84,827     145,579      75,871      75,871     130,208

25        70       5,551     278,180     100,806     100,806     154,954      87,660      87,660     134,746
30        75           0     355,036      89,186      89,186     124,507      73,269      73,269     102,288

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                               ANNUAL PREMIUM: $5,551

                                                      FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.58%)

                                            ========= CURRENT =========       ========= GUARANTEED =========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH       DEATH        SURR        CASH        DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
 1        46       5,551       5,829       5,209       5,209     100,000       4,972       5,194     100,000
 2        47       5,551      11,949      10,621      10,621     100,000       9,861      10,305     100,000
 3        48       5,551      18,375      16,240      16,240     100,000      14,977      15,643     100,000
 4        49       5,551      25,122      22,104      22,104     100,000      20,334      21,222     100,000
 5        50       5,551      32,206      28,238      28,238     100,000      25,947      27,057     100,000
 6        51       5,551      39,645      34,665      34,665     100,000      32,099      33,164     100,000
 7        52       5,551      47,456      41,394      41,394     100,306      38,626      39,559     100,000
 8        53       5,551      55,657      48,410      48,410     113,939      45,494      46,205     108,750
 9        54       5,551      64,269      55,710      55,710     127,406      52,660      53,060     121,345
10        55       5,551      73,311      63,307      63,307     140,737      60,122      60,122     133,657
11        56       5,551      82,805      71,444      71,444     154,462      67,393      67,393     145,704
12        57       5,551      92,774      79,892      79,892     168,058      74,871      74,871     157,497
13        58       5,551     103,241      88,663      88,663     181,551      82,561      82,561     169,055
14        59       5,551     114,232      97,781      97,781     194,982      90,462      90,462     180,388
15        60       5,551     125,772     107,261     107,261     208,373      98,577      98,577     191,503
16        61       5,551     137,889     117,082     117,082     221,678     106,902     106,902     202,403
17        62       5,551     150,612     127,259     127,259     234,927     115,433     115,433     213,097
18        63       5,551     163,971     137,792     137,792     248,132     124,162     124,162     223,587
19        64       5,551     177,998     148,684     148,684     261,309     133,078     133,078     233,881
20        65       5,551     192,727     159,951     159,951     274,506     142,170     142,170     243,991

25        70       5,551     278,180     222,082     222,082     341,374     190,140     190,140     292,273
30        75           0     355,036     264,396     264,396     369,110     213,916     213,916     298,638

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                               ANNUAL PREMIUM: $5,551

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.582%)

                                           ========= CURRENT =========        ========= GUARANTEED =========

 END                          PREM
 OF                ANNUAL     ACCUM       SURR        CASH      DEATH         SURR        CASH        DEATH
YEAR     AGE       PAYMNT     @ 5%        VALUE       VALUE     BENEFIT       VALUE       VALUE      BENEFIT
 1        46       5,551       5,829       5,512       5,512     100,000       5,275       5,497     100,000
 2        47       5,551      11,949      11,572      11,572     100,000      10,803      11,247     100,000
 3        48       5,551      18,375      18,235      18,235     100,000      16,937      17,603     100,000
 4        49       5,551      25,122      25,593      25,593     100,000      23,749      24,637     100,000
 5        50       5,551      32,206      33,737      33,737     100,000      31,318      32,428     100,000
 6        51       5,551      39,645      42,758      42,758     106,708      39,999      41,065     102,482
 7        52       5,551      47,456      52,685      52,685     127,666      49,591      50,523     122,427
 8        53       5,551      55,657      63,618      63,618     149,735      60,144      60,854     143,229
 9        54       5,551      64,269      75,648      75,648     173,004      71,728      72,128     164,953
10        55       5,551      73,311      88,886      88,886     197,602      84,419      84,419     187,670
11        56       5,551      82,805     103,699     103,699     224,197      97,810      97,810     211,465
12        57       5,551      92,774     119,969     119,969     252,362     112,390     112,390     236,419
13        58       5,551     103,241     137,840     137,840     282,247     128,259     128,259     262,629
14        59       5,551     114,232     157,487     157,487     314,040     145,523     145,523     290,182
15        60       5,551     125,772     179,090     179,090     347,914     164,296     164,296     319,172
16        61       5,551     137,889     202,783     202,783     383,939     184,694     184,694     349,690
17        62       5,551     150,612     228,768     228,768     422,319     206,838     206,838     381,836
18        63       5,551     163,971     257,246     257,246     463,241     230,853     230,853     415,713
19        64       5,551     177,998     288,434     288,434     506,917     256,864     256,864     451,433
20        65       5,551     192,727     322,595     322,595     553,634     285,006     285,006     489,125

25        70       5,551     278,180     548,095     548,095     842,504     463,537     463,537     712,526
30        75           0     355,036     862,947     862,947   1,204,718     689,758     689,758     962,936

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                                APPENDIX B
                                     TARGET ANNUAL PREMIUM PER $1,000
                                      BASE COVERAGE -- UNDERWRITTEN
                                             NON-SMOKER RATES
--------------------------------------------------------------------------------------------------------
- - - - - - - - - Male Non-Smoker - - - - - - - - -    - - - - - - - - Female Non-Smoker - - - - - - - -
         Pre-    Stan-              Pre-    Stan-              Pre-    Stan-              Pre-    Stan-
        ferred    dard             ferred    dard             ferred    dard             ferred    dard
Issue    Non-     Non-      Issue   Non-     Non-      Issue   Non-     Non-      Issue   Non-     Non-
 Age    Smoker   Smoker      Age   Smoker   Smoker      Age   Smoker   Smoker      Age   Smoker   Smoker
--------------------------------------------------------------------------------------------------------
   0        --       --                                   0       --       --
   1        --       --       41    48.84    48.86        1       --       --       41    41.73    41.75
   2        --       --       42    50.44    50.45        2       --       --       42    43.09    43.10
   3        --       --       43    52.09    52.11        3       --       --       43    44.47    44.49
   4        --       --       44    53.77    53.79        4       --       --       44    45.90    45.92
   5        --       --       45    55.51    55.53        5       --       --       45    47.38    47.40

   6        --       --       46    57.27    57.31        6       --       --       46    48.88    48.90
   7        --       --       47    59.10    59.14        7       --       --       47    50.44    50.46
   8        --       --       48    60.98    61.00        8       --       --       48    52.02    52.04
   9        --       --       49    62.90    62.92        9       --       --       49    53.67    53.69
  10        --       --       50    64.87    64.90       10       --       --       50    55.34    55.36
                                             66.91
  11        --       --       51    66.89                11       --       --       51    57.06    57.09
  12        --       --       52    68.95    68.99       12       --       --       52    58.83    58.85
  13        --       --       53    71.07    71.11       13       --       --       53    60.63    60.67
  14        --       --       54    73.23    73.27       14       --       --       54    62.48    62.52
  15        --       --       55    75.44    75.49       15       --       --       55    64.38    64.41
                                             77.73
  16        --       --       56    77.68                16       --       --       56    66.32    66.36
  17        --       --       57    79.98    80.04       17       --       --       57    68.32    68.35
  18        --       --       58    82.31    82.38       18       --       --       58    70.36    70.40
  19        --       --       59    84.71    84.78       19       --       --       59    72.51    72.54
  20     24.89    24.91       60    87.18    87.23       20    20.89    20.89       60    74.42    74.77

  21     25.63    25.64       61    89.71    89.76       21    21.58    21.58       61    77.03    77.07
  22     26.39    26.41       62    92.30    92.36       22    22.31    22.31       62    79.40    79.45
  23     27.20    27.22       63    94.96    95.04       23    23.05    23.05       63    81.85    81.91
  24     28.06    28.06       64    97.69    97.78       24    23.81    23.81       64    84.35    84.41
  25     28.94    28.94       65   100.47   100.56       25    24.60    24.60       65    86.89    86.96

  26     29.87    29.87       66   103.30   103.41       26    25.43    25.43       66    89.48    89.57
  27     30.83    30.84       67   106.23   106.34       27    26.28    26.30       67    92.15    92.24
  28     31.84    31.86       68   109.23   109.38       28    27.16    27.18       68    94.93    95.02
  29     32.88    32.92       69   112.39   112.54       29    28.08    28.10       69    97.84    97.93
  30     33.98    34.01       70   115.66   115.83       30    29.01    29.02       70   100.90   101.01

  31     35.12    35.14       71   119.09   119.27       31    29.99    30.00       71   104.11   104.24
  32     36.30    36.32       72   122.65   122.86       32    30.98    31.00       72   107.49   107.64
  33     37.53    37.55       73   126.30   126.53       33    32.03    32.05       73   111.01   111.16
  34     38.80    38.81       74   130.03   130.27       34    33.12    33.14       74   114.61   114.79
  35     40.11    40.12       75   133.81   134.07       35    34.25    34.27       75   118.31   118.52

  36     41.46    41.48       76   137.66   137.97       36    35.41    35.43       76   122.14   122.36
  37     42.85    42.87       77   141.64   141.98       37    36.60    36.62       77   126.13   126.37
  38     44.29    44.31       78   145.79   146.18       38    37.84    37.85       78   130.31   130.57
  39     45.77    45.78       79   150.22   150.65       39    39.10    39.12       79   134.76   135.06
  40     47.28    47.30       80   154.90   155.38       40    40.39    40.41       80   139.52   139.84

                                                APPENDIX B
                                     TARGET ANNUAL PREMIUM PER $1,000
                                      BASE COVERAGE -- UNDERWRITTEN
                                               SMOKER RATES
--------------------------------------------------------------------------------------------------------
- - - - - - - - - Male Non-Smoker - - - - - - - - -    - - - - - - - - Female Non-Smoker - - - - - - - -
         Pre-    Stan-              Pre-    Stan-              Pre-    Stan-              Pre-    Stan-
Issue   ferred    dard      Issue  ferred    dard      Issue  ferred    dard      Issue  ferred    dard
 Age    Smoker   Smoker      Age   Smoker   Smoker      Age   Smoker   Smoker      Age   Smoker   Smoker
--------------------------------------------------------------------------------------------------------
   0     13.49    13.49                                   0    11.20    11.20
   1     13.77    13.77       41    48.95    49.16        1    11.44    11.44       41    41.79    41.99
   2     14.16    14.16       42    50.56    50.80        2    11.76    11.76       42    43.16    43.36
   3     14.58    14.58       43    52.22    52.49        3    12.11    12.11       43    44.56    44.78
   4     15.00    15.00       44    53.91    54.20        4    12.48    12.48       44    46.01    46.24
   5     15.47    15.47       45    55.67    55.96        5    12.84    12.84       45    47.79    47.74

   6     15.96    15.96       46    57.47    57.72        6    13.25    13.25       46    49.02    49.26
   7     16.48    16.48       47    59.32    59.53        7    13.67    13.67       47    50.58    50.82
   8     17.03    17.03       48    61.21    61.39        8    14.11    14.11       48    52.20    52.42
   9     17.61    17.61       49    63.15    63.30        9    14.58    14.58       49    53.85    54.05
  10     18.21    18.21       50    65.15    65.26       10    15.06    15.06       50    55.56    55.74

  11     18.84    18.84       51    67.18    67.29       11    15.56    15.56       51    57.29    57.45
  12     19.48    19.48       52    69.26    69.36       12    16.08    16.08       52    59.07    59.23
  13     20.14    20.14       53    71.40    71.52       13    16.64    16.64       53    60.88    61.04
  14     20.83    20.83       54    73.59    73.70       14    17.19    17.19       54    62.73    32.91
  15     21.50    21.50       55    75.81    75.92       15    17.77    17.77       55    64.65    64.81

  16     22.17    22.17       56    78.07    78.19       16    18.36    18.36       56    66.61    66.77
  17     22.85    22.85       57    80.39    80.54       17    18.95    18.95       57    68.60    68.76
  18     23.52    23.52       58    82.74    82.88       18    19.59    19.59       58    70.67    70.81
  19     24.20    24.20       59    85.14    85.30       19    20.23    20.23       59    72.81    72.94
  20     24.91    24.98       60    87.61    87.75       20    20.89    20.89       60    75.02    75.15

  21     25.64    25.72       61    90.14    90.30       21    21.58    21.58       61    77.33    77.44
  22     26.41    26.49       62    92.77    92.93       22    22.31    22.31       62    79.72    79.82
  23     27.22    27.29       63    95.45    95.61       23    23.05    23.05       63    82.19    82.30
  24     28.06    28.13       64    98.20    98.40       24    23.81    23.81       64    84.71    84.83
  25     28.96    29.00       65   101.01   101.23       25    24.60    24.60       65    87.28    87.43

  26     29.89    29.93       66   103.90   104.12       26    25.43    25.43       66    89.89    90.05
  27     30.86    30.90       67   106.86   107.12       27    26.30    26.30       67    92.60    92.76
  28     31.88    31.91       68   109.92   110.20       28    27.18    27.18       68    95.40    95.59
  29     32.93    32.97       69   113.10   113.42       29    28.10    28.10       69    98.34    98.54
  30     34.03    34.07       70   116.44   116.77       30    29.02    29.06       70   101.42   101.63

  31     35.17    35.21       71   119.90   120.27       31    30.00    30.04       71   104.69   104.92
  32     36.36    36.41       72   123.51   123.90       32    31.02    31.07       72   108.09   108.34
  33     37.58    37.64       73   127.20   127.61       33    32.07    32.13       73   111.61   111.88
  34     38.85    38.92       74   130.95   131.41       34    33.16    33.23       74   115.25   115.54
  35     40.16    40.25       75   134.80   135.29       35    34.28    34.36       75   118.99   119.32

  36     41.51    41.62       76   138.72   139.26       36    35.45    35.54       76   122.86   123.19
  37     42.91    43.03       77   142.78   143.36       37    36.66    36.75       77   126.87   127.26
  38     44.36    44.51       78   146.99   147.63       38    37.89    38.02       78   131.11   131.53
  39     45.84    46.02       79   151.48   152.17       39    39.15    39.30       79   135.59   136.06
  40     47.37    47.57       80   156.21   156.98       40    40.46    40.63       80   140.38   140.90

                                                APPENDIX B
                                     TARGET ANNUAL PREMIUM PER $1,000
                                    BASE COVERAGE -- GUARANTEED ISSUE
--------------------------------------------------------------------------------------------------------
- - - - - - - -Male Guaranteed Issue- - - - - - - -    - - - - - - -Female Guaranteed Issue- - - - - - -
Issue    Non-               Issue   Non-               Issue   Non-               Issue   Non-
 Age    Smoker   Smoker      Age   Smoker   Smoker      Age   Smoker   Smoker      Age   Smoker   Smoker
--------------------------------------------------------------------------------------------------------
   0        --       --                                   0       --       --
   1        --       --       41    44.70    53.45        1       --       --       41    44.70    53.45
   2        --       --       42    46.24    55.22        2       --       --       42    46.24    55.22
   3        --       --       43    47.82    57.01        3       --       --       43    47.82    57.01
   4        --       --       44    49.45    58.83        4       --       --       44    49.45    58.83
   5        --       --       45    51.12    60.69        5       --       --       45    51.12    60.69

   6        --       --       46    52.83    62.61        6       --       --       46    52.83    62.61
   7        --       --       47    54.60    64.57        7       --       --       47    54.60    64.57
   8        --       --       48    56.40    66.56        8       --       --       48    56.40    66.56
   9        --       --       49    58.24    68.63        9       --       --       49    58.24    68.63
  10        --       --       50    60.15    70.78       10       --       --       50    60.15    70.78

  11        --       --       51    62.09    72.97       11       --       --       51    62.09    72.97
  12        --       --       52    64.10    75.19       12       --       --       52    64.10    75.19
  13        --       --       53    66.20    77.47       13       --       --       53    66.20    77.47
  14        --       --       54    68.35    79.77       14       --       --       54    68.35    79.77
  15        --       --       55    70.62    82.10       15       --       --       55    70.62    82.10

  16        --       --       56    72.94    84.51       16       --       --       56    72.94    84.51
  17        --       --       57    75.29    86.96       17       --       --       57    75.29    86.96
  18        --       --       58    77.72    89.47       18       --       --       58    77.72    89.47
  19        --       --       59    80.25    92.06       19       --       --       59    80.25    92.06
  20     22.39    27.34       60    82.85    94.72       20    22.39    27.34       60    82.85    94.72

  21     23.07    28.15       61    85.52    97.47       21    23.07    28.15       61    85.52    97.47
  22     23.78    28.99       62    88.26   100.35       22    23.78    28.99       62    88.26   100.35
  23     24.52    29.87       63    91.03   103.30       23    24.52    29.87       63    91.03   103.30
  24     25.31    30.79       64    93.83   106.30       24    25.31    30.79       64    93.83   106.30
  25     26.15    31.76       65    96.69   109.36       25    26.15    31.76       65    96.69   109.36

  26     27.00    32.77       66    99.70   112.47       26    27.00    32.77       66    99.70   112.47
  27     27.89    33.83       67   102.83   115.66       27    27.89    33.83       67   102.83   115.66
  28     28.81    34.94       68   106.12   119.02       28    28.81    34.94       68   106.12   119.02
  29     29.78    36.09       69   109.54   122.54       29    29.78    36.09       69   109.54   122.54
  30     30.79    37.28       70   113.12   126.28       30    30.79    37.28       70   113.12   126.28

  31     31.83    38.54       71       --       --       31    31.83    38.54       71       --       --
  32     32.91    39.83       72       --       --       32    32.91    39.83       72       --       --
  33     34.04    41.18       73       --       --       33    34.04    41.18       73       --       --
  34     35.24    42.57       74       --       --       34    35.24    42.57       74       --       --
  35     36.45    43.99       75       --       --       35    36.45    43.99       75       --       --

  36     37.72    45.46       76       --       --       36    37.72    45.46       76       --       --
  37     39.02    46.96       77       --       --       37    39.02    46.96       77       --       --
  38     40.39    48.53       78       --       --       38    40.39    48.53       78       --       --
  39     41.78    50.14       79       --       --       39    41.78    50.14       79       --       --
  40     43.21    51.79       80       --       --       40    43.21    51.79       80       --       --

                     INDEPENDENT AUDITORS' REPORT


The Board of Directors
General American Life Insurance Company
and Policyholders of General American
Separate Account Eleven:

We have audited the statements of assets and liabilities, including the schedule of investments, of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, Equity-Income, Growth, Overseas, Asset Manager, High Income, Worldwide Hard Assets, Multi-style Equity, Core Bond, Aggressive Equity, and Non-US Fund Divisions of General American Separate Account Eleven as of December 31, 1997, and the related statements of operations and changes in net assets for each of the years in the three-year period then ended. These financial statements are the responsibility of the management of General American Separate Account Eleven. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned as of December 31, 1997 were verified by audit of the statements of assets and liabilities of the underlying portfolios of General American Capital Company and confirmation by correspondence with respect to the Variable Insurance Products Fund and the Variable Insurance Products Fund II sponsored by Fidelity Investments, the Van Eck World Wide Insurance Trust sponsored by Van Eck Associates Corporation, and the Russell Insurance Funds sponsored by Frank Russell Investment Company. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, Equity-Income, Growth, Overseas, Asset Manager, High Income, Worldwide Hard Assets, Multi-Style Equity, Core Bond, Aggressive Equity, and Non-US Fund Divisions of General American Separate Account Eleven as of December 31, 1997, the results of their operations and changes in their net assets for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP


St. Louis, Missouri
February 9, 1998

LEGAL COUNSEL

      Stephen E. Roth
      Sutherland, Asbill & Brennan, Washington, D.C.

INDEPENDENT AUDITORS

      KPMG Peat Marwick LLP

If distributed to prospective investors, this report must be preceded or accompanied by a current prospectus.

The prospectus is incomplete without reference to the financial data contained in the annual report.

                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                          STATEMENTS OF ASSETS AND LIABILITIES
                                                    DECEMBER 31, 1997
                                                  S & P 500        MONEY          BOND          MANAGED        ASSET
                                                    INDEX          MARKET         INDEX         EQUITY       ALLOCATION
                                                FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION
                                                -------------  -------------  -------------  -------------  -------------
Assets:

    Investments in General American
      Capital Company at market value
      (see Schedule of Investments):             $20,581,893     $8,600,564     $3,450,248     $4,241,762    $10,482,605
    Receivable from General American Life
      Insurance Company                                    0        715,691              0              0              0
                                                 -----------     ----------     ----------     ----------    -----------
        Total assets                              20,581,893      9,316,255      3,450,248      4,241,762     10,482,605
                                                 -----------     ----------     ----------     ----------    -----------

Liabilities:
    Payable to General American Life
      Insurance Company                                3,570              0          1,704          6,447          6,300
                                                 -----------     ----------     ----------     ----------    -----------

        Total net assets                         $20,578,323     $9,316,255     $3,448,544     $4,235,315    $10,476,305
                                                 ===========     ==========     ==========     ==========    ===========

Total net assets represented by:
    Individual Variable Universal Life cash
     value invested in Separate Account          $ 8,460,347     $  782,727     $2,066,526     $2,634,705    $ 8,267,995
    Individual Variable General Select Plus
     cash value invested in Separate Account       5,747,133      6,532,380        655,815        740,703      1,259,015
    Individual Variable Universal Life-100
     cash value invested in Separate Account       6,370,843      1,911,272        726,203        859,907        949,295
Russell Variable Universal Life
  cash value invested in Separate Account                  0         89,876              0              0              0
                                                 -----------     ----------     ----------     ----------    -----------

        Total net assets                         $20,578,323     $9,316,255     $3,448,544     $4,235,315    $10,476,305
                                                 ===========     ==========     ==========     ==========    ===========

Total units held - VUL-95                            236,305         46,703         97,454         92,710        282,838
Total units held - VGSP                              248,494        535,853         50,400         37,481         72,507
Total units held - VUL-100                           292,865        166,128         55,636         44,402         55,074
Total units held - Russell VUL                             0          8,547              0              0              0

VUL-95 Net unit value                            $     35.80     $    16.76     $    21.21     $    28.42    $     29.23
VGSP Net unit value                              $     23.13     $    12.19     $    13.01     $    19.76    $     17.36
VUL-100 Net unit value                           $     21.75     $    11.50     $    13.05     $    19.37    $     17.24
Russell VUL Net unit value                                       $    10.52

Cost of investments                              $17,072,779     $8,673,549     $3,434,435     $3,756,762    $ 8,720,069

See accompanying notes to the financial statements.

                                                                                                             (continued)

                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                          STATEMENTS OF ASSETS AND LIABILITIES
                                                   DECEMBER 31, 1997
                                               INTERNATIONAL        MID-CAP           SMALL-CAP        EQUITY-
                                                  INDEX             EQUITY              EQUITY         INCOME        GROWTH
                                             FUND DIVISION<F*>  FUND DIVISION<F**>  FUND DIVISION  FUND DIVISION  FUND DIVISION
                                             -----------------  ------------------  -------------  -------------  -------------
Assets:
  Investments in General American
    Capital Company at market value
    (see Schedule of Investments):              $7,866,879         $6,232,329         $1,143,813    $         0    $         0
  Investments in Variable Insurance
    Products Fund at market value
    (see Schedule of Investments):                       0                  0                  0     17,001,106     22,237,647
  Receivable from General American
    Life Insurance Company                               0              2,387                 41              0              0
                                                ----------         ----------         ----------    -----------    -----------
      Total assets                               7,866,879          6,234,716          1,143,854     17,001,106     22,237,647
                                                ----------         ----------         ----------    -----------    -----------

Liabilities:
  Payable to General American Life
    Insurance Company                                2,586                  0                  0          5,289          9,056
                                                ----------         ----------         ----------    -----------    -----------
      Total net assets                          $7,864,293         $6,234,716         $1,143,854    $16,995,817    $22,228,591
                                                ==========         ==========         ==========    ===========    ===========

Total net assets represented by:
  Individual Variable Universal Life cash
    value invested in Separate Account          $2,758,129         $3,609,898         $  458,303    $ 6,510,189    $ 8,787,216
  Individual Variable General Select Plus
    cash value invested in Separate Account        953,767          1,616,472            391,596      5,047,948      6,674,197
  Individual Variable Universal Life-100
    cash value invested in Separate Account        966,544          1,008,346            293,955      5,437,680      6,767,178
  General American Life Insurance
    Company seed money                           3,185,853                  0                  0              0              0
                                                ----------         ----------         ----------    -----------    -----------
      Total net assets                          $7,864,293         $6,234,716         $1,143,854    $16,995,817    $22,228,591
                                                ==========         ==========         ==========    ===========    ===========

Total units held - VUL-95                          175,226            174,121             35,177        292,344        407,913
Total units held - VGSP                             70,058             77,919             30,027        226,141        328,018
Total units held - VUL-100                          83,423             53,229             22,570        282,274        362,381
Total units held - Seed Money                      200,000                  0                  0              0              0

VUL-95 Net unit value                           $    15.74         $    20.73         $    13.03    $     22.27    $     21.54
VGSP Net unit value                             $    13.61         $    20.75         $    13.04    $     22.32    $     20.35
VUL-100 Net unit value                          $    11.59         $    18.94         $    13.02    $     19.26    $     18.67

Cost of investments                             $7,797,863         $5,262,750         $1,277,188    $13,670,582    $17,509,262

<F*> This fund was formerly known as the International Equity Fund.
<F**>This fund was formerly known as the Special Equity Fund.

See accompanying notes to the financial statements.                                                                (continued)


                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                          STATEMENTS OF ASSETS AND LIABILITIES
                                                   DECEMBER 31, 1997
                                                                              ASSET           HIGH              WORLDWIDE
                                                         OVERSEAS            MANAGER         INCOME            HARD ASSETS
                                                       FUND DIVISION      FUND DIVISION   FUND DIVISION     FUND DIVISION<F*>
                                                       -------------      -------------   -------------     -----------------
Assets:
  Investments in Variable Insurance
    Products Fund at market value
    (see Schedule of Investments):                       $8,174,972         $      0        $2,175,014         $      0
  Investments in Variable Insurance
    Products Fund II at market value
    (see Schedule of Investments):                                0          577,825                 0                0
  Investments in Van Eck Worldwide
    Insurance Trust at market value
    (see Schedule of Investments):                                0                0                 0          269,764
  Receivable from General American
    Life Insurance Company                                        0                0                 0               41
                                                         ----------         --------        ----------         --------
         Total assets                                     8,174,972          577,825         2,175,014          269,805
                                                         ----------         --------        ----------         --------

Liabilities:
  Payable to General American Life
    Insurance Company                                         3,488              368             2,095                0
                                                         ----------         --------        ----------         --------
         Total net assets                                $8,171,484         $577,457        $2,172,919         $269,805
                                                         ==========         ========        ==========         ========

Total net assets represented by:
  Individual Variable Universal Life
    cash value invested in Separate Account              $4,197,173         $ 30,870        $  264,448         $117,116
  Individual Variable General Select Plus
    cash value invested in Separate Account               2,612,802          111,623           923,865           32,914
  Individual Variable Universal Life-100
    cash value invested in Separate Account               1,361,509          434,964           984,606          119,775
                                                         ----------         --------        ----------         --------
         Total net assets                                $8,171,484         $577,457        $2,172,919         $269,805
                                                         ==========         ========        ==========         ========


Total units held - VUL-95                                   242,563            2,132            18,572           10,326
Total units held - VGSP                                     168,708            7,680            64,632            2,892
Total units held - VUL-100                                  100,943           30,075            69,238           10,573

VUL-95 Net unit value                                    $    17.30         $  14.48        $    14.24         $  11.34
VGSP Net unit value                                      $    15.49         $  14.53        $    14.29         $  11.38
VUL-100 Net unit value                                   $    13.49         $  14.46        $    14.22         $  11.33

Cost of investments                                      $7,472,992         $523,566        $1,954,241         $280,524

<F*>This fund was formerly known as the Gold & Natural Resources Fund.

See accompanying notes to the financial statements.                                                         (continued)

                                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                      STATEMENTS OF ASSETS AND LIABILITIES
                                              DECEMBER 31, 1997
                                                         MULTI-STYLE                      AGGRESSIVE
                                                           EQUITY         CORE BOND         EQUITY           NON-US
                                                       FUND DIVISION    FUND DIVISION   FUND DIVISION     FUND DIVISION
                                                       -------------    -------------   -------------     -------------
Assets:
  Investments in Russell Insurance Fund
    at market value
    (see Schedule of Investments):                       $2,538,339       $1,153,638      $1,344,291         $782,951
  Receivable from General American
    Life Insurance Company                                      941              769           1,134              892
                                                         ----------       ----------      ----------         --------
      Total assets                                        2,539,280        1,154,407       1,345,425          783,843
                                                         ----------       ----------      ----------         --------

Liabilities:
  Payable to General American Life
    Insurance Company                                             0                0               0                0
                                                         ----------       ----------      ----------         --------
      Total net assets                                   $2,539,280       $1,154,407      $1,345,425         $783,843
                                                         ==========       ==========      ==========         ========

Total net assets represented by:
  Individual Variable General Select Plus
    cash value invested in Separate Account              $  601,650       $  235,820      $  335,282         $293,990
  Russell Variable Universal Life
    cash value invested in Separate Account               1,937,630          918,587       1,010,143          489,853
                                                         ----------       ----------      ----------         --------
      Total net assets                                   $2,539,280       $1,154,407      $1,345,425         $783,843
                                                         ==========       ==========      ==========         ========


Total units held - VGSP                                      46,930           21,414          25,100           28,578
Total units held - Russell VUL                              151,491           84,125          75,156           49,083


VGSP Net unit value                                      $    12.82       $    11.01      $    13.36         $  10.29
Russell VUL Net unit value                               $    12.79       $    10.92      $    13.44         $   9.98


Cost of investments                                      $2,536,786       $1,126,156      $1,320,664         $840,268


See accompanying notes to the financial statements.

                                     GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                            STATEMENTS OF OPERATIONS
                                   YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                           S & P 500 INDEX                       MONEY MARKET
                                                            FUND DIVISION                       FUND DIVISION
                                                 ----------------------------------   ---------------------------------
                                                    1997        1996        1995         1997        1996        1995
                                                 ----------  ----------  ----------   ---------   ---------   ---------
Investment income<F*>                            $       --  $       --  $       --   $      --   $      --   $      --

Expenses:
   Mortality and expense charges - VUL-95           (59,320)    (38,288)    (31,973)     (7,951)     (8,690)    (13,058)
   Mortality and expense charges - VGSP             (29,674)    (16,887)     (3,459)    (12,872)    (21,323)     (8,747)
   Mortality and expense charges - VUL-100          (36,234)     (9,712)       (233)    (13,566)    (10,113)     (1,350)
   Mortality and expense charges - Russell VUL            0           0           0      (1,626)          0           0
                                                 ----------  ----------  ----------   ---------   ---------   ---------
      Total expenses                               (125,228)    (64,887)    (35,665)    (36,015)    (40,126)    (23,155)
                                                 ----------  ----------  ----------   ---------   ---------   ---------

Net investment expense                             (125,228)    (64,887)    (35,665)    (36,015)    (40,126)    (23,155)
                                                 ----------  ----------  ----------   ---------   ---------   ---------

Net realized gain on investments:
   Realized gain from distributions                 913,559     435,253     128,459     121,801     363,544     231,929
   Realized gain (loss) on sales                  1,570,537     244,401     339,252     (48,325)     14,173      65,400
                                                 ----------  ----------  ----------   ---------   ---------   ---------

      Net realized gain on investments            2,484,096     679,654     467,711      73,476     377,717     297,329
                                                 ----------  ----------  ----------   ---------   ---------   ---------

Net unrealized gain (loss) on investments:
   Unrealized gain (loss) on investments,
     beginning of period                          1,982,215     851,246     (10,068)   (256,852)   (158,740)    (31,189)
   Unrealized gain (loss) on investments,
     end of period                                3,509,114   1,982,215     851,246     (72,985)   (256,852)   (158,740)
                                                 ----------  ----------  ----------   ---------   ---------   ---------

       Net unrealized gain (loss) on investments  1,526,899   1,130,969     861,314     183,867     (98,112)   (127,551)
                                                 ----------  ----------  ----------   ---------   ---------   ---------

       Net gain on investments                    4,010,995   1,810,623   1,329,025     257,343     279,605     169,778
                                                 ----------  ----------  ----------   ---------   ---------   ---------

Net increase in net assets
   resulting from operations                     $3,885,767  $1,745,736  $1,293,360   $ 221,328   $ 239,479   $ 146,623
                                                 ==========  ==========  ==========   =========   =========   =========

<F*>See Note 2C.

See accompanying notes to the financial statements.                                                         (continued)

                                       GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF OPERATIONS
                                    YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                              BOND INDEX                        MANAGED EQUITY
                                                             FUND DIVISION                      FUND DIVISION
                                                  ---------------------------------    --------------------------------
                                                     1997        1996        1995        1997        1996        1995
                                                  ---------   ---------   ---------    --------    --------   ---------
Investment income<F*>                             $      --   $      --   $      --    $     --    $     --   $      --

Expenses:
   Mortality and expense charges - VUL-95           (14,601)    (11,376)    (18,478)    (20,327)    (16,463)    (16,717)
   Mortality and expense charges - VGSP              (3,943)    (10,234)       (153)     (4,370)     (1,751)       (208)
   Mortality and expense charges - VUL-100           (4,363)     (1,802)        (24)     (4,815)     (1,080)        (40)
                                                  ---------   ---------   ---------    --------    --------   ---------
     Total expenses                                 (22,907)    (23,412)    (18,655)    (29,512)    (19,294)    (16,965)
                                                  ---------   ---------   ---------    --------    --------   ---------

Net investment expense                              (22,907)    (23,412)    (18,655)    (29,512)    (19,294)    (16,965)
                                                  ---------   ---------   ---------    --------    --------   ---------

Net realized gain (loss) on investments:
   Realized gain from distributions                 165,804     496,106      70,070     251,405     292,621     193,544
   Realized gain (loss) on sales                   (176,276)    (15,797)    (31,850)     95,532      11,431      (1,087)
                                                  ---------   ---------   ---------    --------    --------   ---------

     Net realized gain (loss) on investments        (10,472)    480,309      38,220     346,937     304,052     192,457
                                                  ---------   ---------   ---------    --------    --------   ---------

Net unrealized gain (loss) on investments:
   Unrealized gain (loss) on investments,
     beginning of period                           (234,659)     19,005    (313,506)    116,769     (26,912)   (408,116)
   Unrealized gain (loss) on investments,
     end of period                                   15,812    (234,659)     19,005     485,000     116,769     (26,912)
                                                  ---------   ---------   ---------    --------    --------   ---------

       Net unrealized gain (loss) on investments    250,471    (253,664)    332,511     368,231     143,681     381,204
                                                  ---------   ---------   ---------    --------    --------   ---------

       Net gain on investments                      239,999     226,645     370,731     715,168     447,733     573,661
                                                  ---------   ---------   ---------    --------    --------   ---------

Net increase in net assets
   resulting from operations                      $ 217,092   $ 203,233   $ 352,076    $685,656    $428,439   $ 556,696
                                                  =========   =========   =========    ========    ========   =========

<F*>See Note 2C.

See accompanying notes to the financial statements.                                                         (continued)

                                          GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                 STATEMENTS OF OPERATIONS
                                        YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                          ASSET ALLOCATION                    INTERNATIONAL INDEX
                                                           FUND DIVISION                       FUND DIVISION<F*>
                                                 ----------------------------------   ---------------------------------
                                                    1997        1996        1995         1997        1996        1995
                                                 ----------  ----------  ----------   ---------    --------   ---------
Investment income<F**>                           $       --  $       --  $       --   $      --    $     --   $      --

Expenses:
   Mortality and expense charges - VUL-95           (67,466)    (52,462)    (46,892)    (23,446)    (19,773)    (13,991)
   Mortality and expense charges - VGSP              (7,499)     (5,214)     (5,214)     (5,564)     (3,014)     (2,260)
   Mortality and expense charges - VUL-100           (5,279)     (1,078)        (10)     (6,468)     (2,475)        (66)
   Mortality and expense charges - Seed Money             0           0           0     (27,476)    (25,684)    (23,784)
                                                 ----------  ----------  ----------   ---------    --------   ---------
     Total expenses                                 (80,244)    (58,754)    (52,116)    (62,954)    (50,946)    (40,101)
                                                 ----------  ----------  ----------   ---------    --------   ---------

Net investment expense                              (80,244)    (58,754)    (52,116)    (62,954)    (50,946)    (40,101)
                                                 ----------  ----------  ----------   ---------    --------   ---------

Net realized gain on investments:
   Realized gain from distributions                 311,438     554,498     474,238     220,590     164,186     514,927
   Realized gain on sales                           195,821      36,291     131,272     136,741      43,830      41,508
                                                 ----------  ----------  ----------   ---------    --------   ---------

     Net realized gain on investments:              507,259     590,789     605,510     357,331     208,016     556,435
                                                 ----------  ----------  ----------   ---------    --------   ---------

Net unrealized gain (loss) on investments:
   Unrealized gain (loss) on investments,
     beginning of period                            657,734     197,823    (765,423)    268,331      40,286     198,307
   Unrealized gain on investments,
     end of period                                1,762,536     657,734     197,823      69,016     268,331      40,286
                                                 ----------  ----------  ----------   ---------    --------   ---------

       Net unrealized gain (loss) on investments  1,104,802     459,911     963,246    (199,315)    228,045    (158,021)
                                                 ----------  ----------  ----------   ---------    --------   ---------

       Net gain on investments                    1,612,061   1,050,700   1,568,756     158,016     436,061     398,414
                                                 ----------  ----------  ----------   ---------    --------   ---------

Net increase in net assets
   resulting from operations                     $1,531,817  $  991,946  $1,516,640   $  95,062    $385,115   $ 358,313
                                                 ==========  ==========  ==========   =========    ========   =========

<F*> This fund was formerly known as the International Equity Fund.
<F**>See Note 2C.

See accompanying notes to the financial statements.                                                         (continued)

                                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                           STATEMENTS OF OPERATIONS
                                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                                  MID-CAP EQUITY                 SMALL-CAP EQUITY
                                                                 FUND DIVISION<F*>                FUND DIVISION
                                                       ----------------------------------        ----------------
                                                          1997        1996         1995              1997<F***>
                                                       ----------  ----------    --------            ---------
Investment income<F**>                                 $       --  $       --    $     --            $      --

Expenses:
   Mortality and expense charges - VUL-95                 (26,828)    (21,527)    (16,741)                (787)
   Mortality and expense charges - VGSP                    (7,567)     (4,349)     (3,645)                (869)
   Mortality and expense charges - VUL-100                 (6,142)     (2,084)        (72)                (627)
   Mortality and expense charges - Seed Money                   0      (5,213)    (11,191)                   0
                                                       ----------  ----------    --------            ---------
     Total expenses                                       (40,537)    (33,173)    (31,649)              (2,283)
                                                       ----------  ----------    --------            ---------

Net investment expense                                    (40,537)    (33,173)    (31,649)              (2,283)
                                                       ----------  ----------    --------            ---------

Net realized gain on investments:
   Realized gain from distributions                       262,603     805,221     210,225              149,353
   Realized gain on sales                                 188,905     417,832     121,217                1,064
                                                       ----------  ----------    --------            ---------

     Net realized gain on investments:                    451,508   1,223,053     331,442              150,417
                                                       ----------  ----------    --------            ---------

Net unrealized gain (loss) on investments:
   Unrealized gain on investments,
     beginning of period                                   24,121     464,281      75,550                    0
   Unrealized gain (loss) on investments,
     end of period                                        969,578      24,121     464,281             (133,375)
                                                       ----------  ----------    --------            ---------

     Net unrealized gain (loss) on investments            945,457    (440,160)    388,731             (133,375)
                                                       ----------  ----------    --------            ---------

        Net gain on investments                         1,396,965     782,893     720,173               17,042
                                                       ----------  ----------    --------            ---------
Net increase in net assets
   resulting from operations                           $1,356,428  $  749,720    $688,524            $  14,759
                                                       ==========  ==========    ========            =========

<F*>  This fund was formerly known as the Special Equity Fund.
<F**> See Note 2C.
<F***>The Small-Cap Equity Fund began operations on May 1, 1997.

See accompanying notes to the financial statements.                                                (continued)

                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                             STATEMENTS OF OPERATIONS
                                    YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                           EQUITY-INCOME                          GROWTH
                                                           FUND DIVISION                       FUND DIVISION
                                                 ----------------------------------  ----------------------------------
                                                    1997        1996        1995        1997        1996        1995
                                                 ----------  ----------  ----------  ----------  ----------  ----------
Investment income:
   Dividend income                               $  186,680  $    9,260  $   94,314  $   94,061  $   21,639  $   21,771

Expenses:
   Mortality and expense charges - VUL-95           (49,108)    (38,120)    (24,157)    (65,287)    (51,026)    (34,577)
   Mortality and expense charges - VGSP             (27,082)    (13,918)     (6,731)    (37,459)    (19,582)    (11,893)
   Mortality and expense charges - VUL-100          (34,605)    (10,210)       (378)    (42,613)    (14,179)       (439)
                                                 ----------  ----------  ----------  ----------  ----------  ----------
     Total expenses                                (110,795)    (62,248)    (31,266)   (145,359)    (84,787)    (46,909)
                                                 ----------  ----------  ----------  ----------  ----------  ----------

Net investment income (loss)                         75,885     (52,988)     63,048     (51,298)    (63,148)    (25,138)
                                                 ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain on investments:
   Realized gain from distributions                 938,582     265,454     125,686     421,033     546,396           0
   Realized gain on sales                           310,747     130,118      67,467     381,175     254,460     176,048
                                                 ----------  ----------  ----------  ----------  ----------  ----------

     Net realized gain on investments:            1,249,329     395,572     193,153     802,208     800,856     176,048
                                                 ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain on investments:
   Unrealized gain on investments,
     beginning of period                          1,528,943     868,207      17,485   2,039,425   1,501,642      51,539
   Unrealized gain on investments,
     end of period                                3,330,524   1,528,943     868,207   4,728,383   2,039,425   1,501,642
                                                 ----------  ----------  ----------  ----------  ----------  ----------

       Net unrealized gain on investments         1,801,581     660,736     850,722   2,688,958     537,783   1,450,103
                                                 ----------  ----------  ----------  ----------  ----------  ----------

         Net gain on investments                  3,050,910   1,056,308     918,189   3,491,166   1,338,639   1,626,151
                                                 ----------  ----------  ----------  ----------  ----------  ----------

Net increase in net assets
   resulting from operations                     $3,126,795  $1,003,320  $1,106,923  $3,439,868  $1,275,491  $1,601,013
                                                 ==========  ==========  ==========  ==========  ==========  ==========

See accompanying notes to the financial statements.                                                         (continued)

                                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                           STATEMENTS OF OPERATIONS
                                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                              OVERSEAS                           ASSET MANAGER
                                                            FUND DIVISION                        FUND DIVISION
                                                   --------------------------------     --------------------------------
                                                     1997        1996        1995         1997        1996      1995<F*>
                                                   --------    --------    --------     -------     -------     --------
Investment income:
   Dividend income                                 $ 98,942    $ 41,332    $  8,707     $ 9,219     $ 2,632      $    0

Expenses:
   Mortality and expense charges - VUL-95           (32,823)    (24,616)    (17,340)       (219)       (126)         (3)
   Mortality and expense charges - VGSP             (15,095)     (8,371)     (5,232)       (597)       (193)        (20)
   Mortality and expense charges - VUL-100           (9,246)     (3,542)       (152)     (2,776)     (1,031)        (29)
                                                   --------    --------    --------     -------     -------      ------
     Total expenses                                 (57,164)    (36,529)    (22,724)     (3,592)     (1,350)        (52)
                                                   --------    --------    --------     -------     -------      ------

Net investment income (loss)                         41,778       4,803     (14,017)      5,627       1,282         (52)
                                                   --------    --------    --------     -------     -------      ------

Net realized gain on investments:
   Realized gain from distributions                 392,769      45,464       8,707      23,126       2,171           0
   Realized gain on sales                            73,551      42,658      19,162      10,620       1,016          13
                                                   --------    --------    --------     -------     -------      ------

     Net realized gain on investments:              466,320      88,122      27,869      33,746       3,187          13
                                                   --------    --------    --------     -------     -------      ------

Net unrealized gain on investments:
   Unrealized gain (loss) on investments,
     beginning of period                            639,437     210,998     (36,045)     19,793       1,779           0
   Unrealized gain on investments,
     end of period                                  710,980     639,437     210,998      54,259      19,793       1,779
                                                   --------    --------    --------     -------     -------      ------

       Net unrealized gain on investments            62,543     428,439     247,043      34,466      18,014       1,779
                                                   --------    --------    --------     -------     -------      ------

       Net gain on investments                      528,863     516,561     266,205      68,212      21,201       1,792
                                                   --------    --------    --------     -------     -------      ------

Net increase in net assets
   resulting from operations                       $570,641    $521,364    $260,895     $73,839     $22,483      $1,740
                                                   ========    ========    ========     =======     =======      ======

<F*>The Asset Manager Fund began operations on July 19, 1995.

See accompanying notes to the financial statements.                                                         (continued)

                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                             STATEMENTS OF OPERATIONS
                                    YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                               HIGH INCOME                    WORLDWIDE HARD ASSETS
                                                              FUND DIVISION                    FUND DIVISION<F**>
                                                   ----------------------------------  -----------------------------------
                                                     1997         1996       1995<F*>    1997        1996         1995<F*>
                                                   --------     -------      --------  --------     -------       --------
Investment income:
   Dividend income                                 $ 91,441     $28,732      $    0    $  3,388     $ 1,298        $ 32

Expenses:
   Mortality and expense charges - VUL-95            (2,255)     (1,639)       (122)       (754)       (389)         (3)
   Mortality and expense charges - VGSP              (4,993)     (1,456)        (55)       (186)       (214)          0
   Mortality and expense charges - VUL-100           (6,583)     (2,645)        (76)       (917)       (410)        (11)
                                                   --------     -------      ------    --------     -------        ----
     Total expenses                                 (13,831)     (5,740)       (253)     (1,857)     (1,013)        (14)
                                                   --------     -------      ------    --------     -------        ----

Net investment income (loss)                         77,610      22,992        (253)      1,531         285          18
                                                   --------     -------      ------    --------     -------        ----

Net realized gain (loss) on investments:
   Realized gain from distributions                  11,302       5,621           0       4,590       1,273           0
   Realized gain (loss) on sales                     17,736        (202)      1,132      (1,380)      1,682          (5)
                                                   --------     -------      ------    --------     -------        ----

     Net realized gain (loss) on investments:        29,038       5,419       1,132       3,210       2,955          (5)
                                                   --------     -------      ------    --------     -------        ----

Net unrealized gain (loss) on investments:
   Unrealized gain on investments,
     beginning of period                             57,062       2,337           0       3,346         370           0
   Unrealized gain (loss) on investments,
     end of period                                  220,773      57,062       2,337     (10,760)      3,346         370
                                                   --------     -------      ------    --------     -------        ----

       Net unrealized gain (loss) on investments    163,711      54,725       2,337     (14,106)      2,976         370
                                                   --------     -------      ------    --------     -------        ----

         Net gain (loss) on investments             192,749      60,144       3,469     (10,896)      5,931         365
                                                   --------     -------      ------    --------     -------        ----

Net increase (decrease) in net assets
   resulting from operations                       $270,359     $83,136      $3,216    $ (9,365)    $ 6,216        $383
                                                   ========     =======      ======    ========     =======        ====

<F*> The High Income Fund and Worldwide Hard Assets Fund began operations on May
     24, and August 9, 1995, respectively.
<F**>This fund was formerly known as the Gold & Natural Resources Fund.

See accompanying notes to the financial statements.                                                         (continued)

                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF OPERATIONS
                                              YEAR ENDED DECEMBER 31, 1997
                                                         MULTI-STYLE                         AGGRESSIVE
                                                           EQUITY          CORE BOND           EQUITY           NON-US
                                                     FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*>
                                                     ----------------- ----------------- ----------------- -----------------
                                                            1997             1997              1997              1997
                                                     ----------------- ----------------- ----------------- -----------------
Investment income:
   Dividend income                                        $   599           $ 2,483           $    23          $      0

Expenses:
   Mortality and expense charges - VGSP                      (996)             (408)             (505)             (496)
   Mortality and expense charges - Russell VUL             (1,582)           (1,146)             (682)             (649)
                                                          -------           -------           -------          --------
     Total expenses                                        (2,578)           (1,554)           (1,187)           (1,145)
                                                          -------           -------           -------          --------

Net investment income (loss)                               (1,979)              929            (1,164)           (1,145)
                                                          -------           -------           -------          --------

Net realized gain on investments:
   Realized gain from distributions                             0                 0                 0                 0
   Realized gain on sales                                   5,224               705             2,158                78
                                                          -------           -------           -------          --------

     Net realized gain on investments:                      5,224               705             2,158                78
                                                          -------           -------           -------          --------

Net unrealized gain (loss) on investments:
   Unrealized gain on investments,
       beginning of period                                      0                 0                 0                 0
   Unrealized gain (loss) on investments,
      end of period                                         1,553            27,482            23,627           (57,317)
                                                          -------           -------           -------          --------

       Net unrealized gain (loss) on investments            1,553            27,482            23,627           (57,317)
                                                          -------           -------           -------          --------

     Net gain (loss) on investments                         6,777            28,187            25,785           (57,239)
                                                          -------           -------           -------          --------
Net increase (decrease) in net assets
    resulting from operations                             $ 4,798           $29,116           $24,621          $(58,384)
                                                          =======           =======           =======          ========

<F*>The Multi-Style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and
    Non-US Fund began operations on January 2, 1997.

See accompanying notes to the financial statements.

                                     GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                       STATEMENTS OF CHANGES IN NET ASSETS
                                   YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                          S & P 500 INDEX                      MONEY MARKET
                                                           FUND DIVISION                       FUND DIVISION
                                                ------------------------------------  ----------------------------------
                                                    1997        1996         1995        1997        1996        1995
                                                -----------  -----------  ----------  ----------  ----------  ----------
Operations:
   Net investment expense                       $  (125,228) $   (64,887) $  (35,665) $  (36,015) $  (40,126) $  (23,155)
   Net realized gain on investments               2,484,096      679,654     467,711      73,476     377,717     297,329
   Net unrealized gain (loss) on investments      1,526,899    1,130,969     861,314     183,867     (98,112)   (127,551)
                                                -----------  -----------  ----------  ----------  ----------  ----------

     Net increase in net assets
       resulting from operations                  3,885,767    1,745,736   1,293,360     221,328     239,479     146,623

   Net deposits into (deductions from)
     Separate Account                             2,209,424    8,067,322    (145,477)    932,501   3,557,381   2,340,021
                                                -----------  -----------  ----------  ----------  ----------  ----------

   Increase in net assets                          6,095,191    9,813,058   1,147,883   1,153,829   3,796,860   2,486,644
   Net assets, beginning of period               14,483,132    4,670,074   3,522,191   8,162,426   4,365,566   1,878,922
                                                -----------  -----------  ----------  ----------  ----------  ----------

   Net assets, end of period                    $20,578,323  $14,483,132  $4,670,074  $9,316,255  $8,162,426  $4,365,566
                                                ===========  ===========  ==========  ==========  ==========  ==========

See accompanying notes to the financial statements.                                                         (continued)

                                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                      STATEMENTS OF CHANGES IN NET ASSETS
                                  YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                             BOND INDEX                         MANAGED EQUITY
                                                            FUND DIVISION                       FUND DIVISION
                                                ------------------------------------   ----------------------------------
                                                    1997        1996         1995          1997       1996        1995
                                                -----------  ----------  -----------   ----------  ----------  ----------
Operations:
   Net investment expense                       $   (22,907) $  (23,412) $   (18,655) $  (29,512)  $  (19,294) $  (16,965)
   Net realized gain (loss) on investments          (10,472)    480,309       38,220     346,937      304,052     192,457
   Net unrealized gain (loss) on investments        250,471    (253,664)     332,511     368,231      143,681     381,204
                                                -----------  ----------  -----------  ----------   ----------  ----------

     Net increase in net assets
       resulting from operations                    217,092     203,233      352,076     685,656      428,439     556,696

   Net deposits into (deductions from)
     Separate Account                            (3,532,130)  5,128,242   (1,271,114)    779,803      436,005    (487,360)
                                                -----------  ----------  -----------  ----------   ----------  ----------

     Increase (decrease) in net assets           (3,315,038)  5,331,475     (919,038)  1,465,459      864,444      69,336
   Net assets, beginning of period                6,763,582   1,432,107    2,351,145   2,769,856    1,905,412   1,836,076
                                                -----------  ----------  -----------  ----------   ----------  ----------

   Net assets, end of period                    $ 3,448,544  $6,763,582  $ 1,432,107  $4,235,315   $2,769,856  $1,905,412
                                                ===========  ==========  ===========  ==========   ==========  ==========

See accompanying notes to the financial statements.                                                           (continued)

                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                    YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                           ASSET ALLOCATION                  INTERNATIONAL INDEX
                                                            FUND DIVISION                     FUND DIVISION<F*>
                                                -----------------------------------  ----------------------------------
                                                    1997        1996        1995        1997        1996        1995
                                                -----------  ----------  ----------  ----------  ----------  ----------
Operations:
   Net investment expense                       $   (80,244) $  (58,754) $  (52,116) $  (62,954) $  (50,946) $  (40,101)
   Net realized gain on investments                 507,259     590,789     605,510     357,331     208,016     556,435
   Net unrealized gain (loss) on investments      1,104,802     459,911     963,246    (199,315)    228,045    (158,021)
                                                -----------  ----------  ----------  ----------  ----------  ----------

   Net increase in net assets
     resulting from operations                    1,531,817     991,946   1,516,640      95,062     385,115     358,313

   Net deposits into (deductions from)
     Separate Account                               909,812   1,086,684    (709,124)    979,833   1,016,960     789,597
                                                -----------  ----------  ----------  ----------  ----------  ----------

     Increase in net assets                       2,441,629   2,078,630     807,516   1,074,895   1,402,075   1,147,910
   Net assets, beginning of period                8,034,676   5,956,046   5,148,530   6,789,398   5,387,323   4,239,413
                                                -----------  ----------  ----------  ----------  ----------  ----------
   Net assets, end of period                    $10,476,305  $8,034,676  $5,956,046  $7,864,293  $6,789,398  $5,387,323
                                                ===========  ==========  ==========  ==========  ==========  ==========

<F*>This fund was formerly known as the International Equity Fund.

See accompanying notes to the financial statements.                                                         (continued)

                                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                     STATEMENTS OF CHANGES IN NET ASSETS
                                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                           MID-CAP EQUITY                      SMALL-CAP EQUITY
                                                          FUND DIVISION<F*>                     FUND DIVISION
                                                 ----------------------------------            ----------------
                                                    1997        1996        1995                  1997<F**>
                                                 ----------  ----------  ----------               ---------
Operations:
   Net investment expense                        $  (40,537) $  (33,173) $  (31,649)             $   (2,283)
   Net realized gain on investments                 451,508   1,223,053     331,442                 150,417
   Net unrealized gain (loss) on investments        945,457    (440,160)    388,731                (133,375)
                                                 ----------  ----------  ----------              ----------

   Net increase in net assets
     resulting from operations                    1,356,428     749,720     688,524                  14,759

   Net deposits into (deductions from)
     Separate Account                               793,111    (860,933)    229,832               1,129,095
                                                 ----------  ----------  ----------              ----------

     Increase (decrease) in net assets            2,149,539    (111,213)    918,356               1,143,854
   Net assets, beginning of period                4,085,177   4,196,390   3,278,034                       0
                                                 ----------  ----------  ----------              ----------

   Net assets, end of period                     $6,234,716  $4,085,177  $4,196,390              $1,143,854
                                                 ==========  ==========  ==========              ==========

<F*> This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.

See accompanying notes to the financial statements.                                             (continued)

                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                    YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                           EQUITY-INCOME                              GROWTH
                                                           FUND DIVISION                          FUND DIVISION
                                                -------------------------------------  ------------------------------------
                                                    1997        1996          1995        1997         1996         1995
                                                -----------  -----------   ----------  -----------  -----------  ----------
Operations:
   Net investment income (expense)              $    75,885  $   (52,988)  $   63,048  $   (51,298) $   (63,148) $  (25,138)
   Net realized gain on investments               1,249,329      395,572      193,153      802,208      800,856     176,048
   Net unrealized gain on investments             1,801,581      660,736      850,722    2,688,958      537,783   1,450,103
                                                -----------  -----------   ----------  -----------  -----------  ----------

    Net increase in net assets
     resulting from operations                    3,126,795    1,003,320    1,106,923    3,439,868    1,275,491   1,601,013

    Net deposits into Separate Account            3,516,214    3,869,404    2,068,778    5,418,111    4,760,220   1,991,002
                                                -----------  -----------   ----------  -----------  -----------  ----------

     Increase in net assets                       6,643,009    4,872,724    3,175,701    8,857,979    6,035,711   3,592,015
   Net assets, beginning of period               10,352,808    5,480,084    2,304,383   13,370,612    7,334,901   3,742,886
                                                -----------  -----------   ----------  -----------  -----------  ----------

   Net assets, end of period                    $16,995,817  $10,352,808   $5,480,084  $22,228,591  $13,370,612  $7,334,901
                                                ===========  ===========   ==========  ===========  ===========  ==========

See accompanying notes to the financial statements.                                                         (continued)

                                     GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                    YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                              OVERSEAS                          ASSET MANAGER
                                                            FUND DIVISION                       FUND DIVISION<F*>
                                                 -----------------------------------    --------------------------------
                                                    1997        1996         1995         1997        1996        1995
                                                 ----------  ----------   ----------    --------    --------     -------
Operations:
   Net investment income (expense)               $   41,778  $    4,803   $  (14,017)   $  5,627    $  1,282     $   (52)
   Net realized gain on investments                 466,320      88,122       27,869      33,746       3,187          13
   Net unrealized gain on investments                62,543     428,439      247,043      34,466      18,014       1,779
                                                 ----------  ----------   ----------    --------    --------     -------

   Net increase in net assets
     resulting from operations                      570,641     521,364      260,895      73,839      22,483       1,740

   Net deposits into Separate Account             2,154,913   1,491,289    1,053,659     227,154     202,863      49,378
                                                 ----------  ----------   ----------    --------    --------     -------

     Increase in net assets                       2,725,554   2,012,653    1,314,554     300,993     225,346      51,118
   Net assets, beginning of period                5,445,930   3,433,277    2,118,723     276,464      51,118           0
                                                 ----------  ----------   ----------    --------    --------     -------

   Net assets, end of period                     $8,171,484  $5,445,930   $3,433,277    $577,457    $276,464     $51,118
                                                 ==========  ==========   ==========    ========    ========     =======


<F*>The Asset Manager Fund began operations on July 19, 1995.

See accompanying notes to the financial statements.                                                         (continued)

                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                    YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                             HIGH INCOME                      WORLDWIDE HARD ASSETS
                                                            FUND DIVISION                       FUND DIVISION<F*>
                                                 ----------------------------------    ---------------------------------
                                                    1997        1996       1995<F**>     1997        1996      1995<F**>
                                                 ----------  ----------    --------    --------    --------    ---------
Operations:
   Net investment income (expense)               $   77,610  $   22,992    $   (253)   $  1,531    $    285      $   18
   Net realized gain (loss) on investments           29,038       5,419       1,132       3,210       2,955          (5)
   Net unrealized gain (loss) on investments        163,711      54,725       2,337     (14,106)      2,976         370
                                                 ----------  ----------    --------    --------    --------      ------

   Net increase (decrease) in net assets
     resulting from operations                      270,359      83,136       3,216      (9,365)      6,216         383

   Net deposits into Separate Account               711,529     904,946     199,733      92,851     170,306       9,414
                                                 ----------  ----------    --------    --------    --------      ------

      Increase in net assets                        981,888     988,082     202,949      83,486     176,522       9,797
   Net assets, beginning of period                1,191,031     202,949           0     186,319       9,797           0
                                                 ----------  ----------    --------    --------    --------      ------

   Net assets, end of period                     $2,172,919  $1,191,031    $202,949    $269,805    $186,319      $9,797
                                                 ==========  ==========    ========    ========    ========      ======

<F*> This fund was formerly known as the Gold & Natural Resources Fund.
<F**>The High Income Fund and the Worldwide Hard Assets Fund began operations on May 24, and August 9, 1995, respectively.

See accompanying notes to the financial statements.                                                            (continued)

                                     GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                       STATEMENTS OF CHANGES IN NET ASSETS
                                          YEAR ENDED DECEMBER 31, 1997
                                                       MULTI-STYLE                         AGGRESSIVE
                                                         EQUITY          CORE BOND           EQUITY            NON-US
                                                    FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*>  FUND DIVISION<F*>
                                                    ----------------- ----------------- -----------------  -----------------
                                                          1997              1997              1997              1997
                                                    ----------------- ----------------- -----------------  -----------------
Operations:
    Net investment income (expense)                    $   (1,979)       $      929        $   (1,164)         $ (1,145)
    Net realized gain on investments                        5,224               705             2,158                78
    Net unrealized gain (loss) on investments               1,553            27,482            23,627           (57,317)
                                                       ----------        ----------        ----------          --------

        Net increase (decrease) in net assets
            resulting from operations                       4,798            29,116            24,621           (58,384)

        Net deposits into Separate Account              2,534,482         1,125,291         1,320,804           842,227
                                                       ----------        ----------        ----------          --------

    Increase in net assets                              2,539,280         1,154,407         1,345,425           783,843
Net assets, beginning of period                                 0                 0                 0                 0
                                                       ----------        ----------        ----------          --------

Net assets, end of period                              $2,539,280        $1,154,407        $1,345,425          $783,843
                                                       ==========        ==========        ==========          ========

<F*>The Multi-Style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and Non-US Fund began operations on January 2,
    1997.

See accompanying notes to the financial statements.

                                     GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                            SCHEDULE OF INVESTMENTS
                                               DECEMBER 31, 1997
                                                                        No. of Shares           Market Value
                                                                        -------------           ------------

S & P 500 Index Fund
     General American Capital Company<F*>                                   522,436             $20,581,893

Money Market Fund
     General American Capital Company<F*>                                   471,869               8,600,564

Bond Index Fund
     General American Capital Company<F*>                                   148,761               3,450,248

Managed Equity Fund
     General American Capital Company<F*>                                   135,951               4,241,762

Asset Allocation Fund
     General American Capital Company<F*>                                   329,020              10,482,605

International Index Fund<F**>
     General American Capital Company<F*>                                   474,049               7,866,879

Mid-Cap Equity Fund<F***>
     General American Capital Company<F*>                                   282,331               6,232,329

Small-Cap Equity Fund
     General American Capital Company<F*>                                    23,695               1,143,813

Equity-Income Fund
     Variable Insurance Products Fund                                       700,210              17,001,106

Growth Fund
     Variable Insurance Products Fund                                       599,398              22,237,647

Overseas Fund
     Variable Insurance Products Fund                                       425,780               8,174,972

Asset Manager Fund
     Variable Insurance Products Fund II                                     32,084                 577,825

High Income Fund
     Variable Insurance Products Fund                                       160,163               2,175,014

Worldwide Hard Assets Fund<F****>
     Van Eck Worldwide Insurance Trust                                       17,172                 269,764

Multi-Style Equity Fund
     Russell Insurance Funds                                                198,618               2,538,339

Core Bond Fund
     Russell Insurance Funds                                                110,396               1,153,638

Aggressive Equity Fund
     Russell Insurance Funds                                                 99,947               1,344,291

Non-US Fund
     Russell Insurance Funds                                                 78,061                 782,951

<F*>   These funds use consent dividending. See Note 2C.
<F**>  This fund was formerly known as the International Equity Fund.
<F***> This fund was formerly known as the Special Equity Fund.
<F****>This fund was formerly known as the Gold & Natural Resources Fund.
See accompanying notes to the financial statements.

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                 NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1997

Note 1 - Organization

General American Separate Account Eleven (the Separate Account) commenced operations on September 15, 1987 and is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account offers four products: Variable Universal Life (VUL-95), Variable General Select Plus (VGSP), Variable Universal Life (VUL-100), and Russell Variable Universal Life (Russell VUL) that receive and invest net premiums for flexible premium variable life insurance policies that are issued by General American Life Insurance Company (General American). The Separate Account is divided into eighteen Divisions. Each Division invests exclusively in shares of a single Fund of either General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust or Russell Insurance Funds which are open-end, diversified management companies. The Funds of the General American Capital Company, sponsored by General American, are the S & P 500 Index (formerly Equity Index), Money Market, Bond Index, Managed Equity, Asset Allocation, International Index (formerly International Equity), Mid-Cap Equity (formerly Special Equity), and the Small-Cap Equity Fund Divisions. The Funds of the Variable Insurance Products Fund, managed by Fidelity Management & Research Company, are the Equity-Income, Growth, Overseas, and the High Income Fund Divisions. The Funds of the Variable Insurance Products Fund II, managed by Fidelity Management and Research Company is the Asset Manager Fund. The Fund of the Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation, is the Worldwide Hard Assets Fund, formerly known as the Gold and Natural Resources Fund. The Funds of the Russell Variable Insurance Product, managed by Frank Russell Investment Management Company are the Multi-style Equity, Core Bond, Aggressive Equity, and Non-US Fund Divisions. Policyholders have the option of directing their premium payments into one or all of the Funds as well as into the general account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act.

Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A.    Investments

      The Separate Accounts' investments in the eighteen Funds are valued daily based on the net asset values of the respective Fund shares held as reported to General American by General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, and Russell Insurance Funds. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

B.    Federal Income Taxes

      Under current federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no federal income tax expense has been provided.

C.    Distribution of Income and Realized Capital Gains

      General American Capital Company follows the federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized gains are deemed to be passed through to the Separate Account. As a result, General American Capital Company does not pay any dividends or capital gain distributions. During December of each year, accumulated investment income and capital gains of the underlying Capital Company Fund are allocated to the Separate Account by increasing the cost basis and recognizing a capital gain in the Separate Account. The Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust and Russell Insurance Funds intend to pay out all of their net investment income and net realized capital gains each year. Dividends from the funds are distributed at least annually on a per share basis and are recorded on the ex dividend date. Normally, net realized capital gains, if any, are distributed each year for each fund. Such income and capital gain distributions are automatically reinvested in additional shares of the funds.

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997

D.    Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Note 3 - Policy Charges

Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies.

Prior to the allocation of net premiums among General American's general account and the Fund Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

      Sales Charge:  A sales charge equal to 6% is deducted from each VUL-95
      -------------
      premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL premium paid. This charge is deducted to partially reimburse General American for expenses incurred in distributing the policy and any additional benefits provided by rider. No sales charge is deducted from VUL-100 premiums.

      Premium Taxes:  Various state and political subdivisions impose a tax
      --------------
      on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, and 2.5% of each Russell VUL premium is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 premiums to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy;
(c) the cost of insurance, and (d) the cost of optional benefits added by rider.

      Administrative Charge:  General American has responsibility for the
      ----------------------
      administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP and Russell VUL contracts. The charge is $13 per month during the first 12 policy months and $6 per month thereafter for VUL-100 contracts.

      Insurance Underwriting and Acquisition Expense Charge:  An additional
      ------------------------------------------------------
      administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first 12 policy months and for the first 12 policy months following an increase in the face amount. The charge is $0.08 per month multiplied by the face amount divided by 1,000. For VUL-100, the charge during the first 12 policy months is $0.16 per month multiplied by the face amount divided by 1,000, and in all policy years thereafter, the charge is $0.01 per month multiplied by the face amount divided by 1,000.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                       NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1997

      Cost of Insurance:  The cost of insurance is deducted on each monthly
      ------------------
      anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

      Optional Rider Benefits Charge:  This monthly deduction includes
      -------------------------------
      charges for any additional benefits provided by rider.

      Contingent Deferred Sales Charge:  During the first ten policy years
      ---------------------------------
      for VUL-95, VGSP, and Russell VUL, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a Policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place.

Mortality and Expense Charge:  In addition to the above charges, a daily
-----------------------------
charge is made at the separate account level for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, .002455% for VUL-100, and .001366% for Russell VUL of the net assets of each division of the Separate Account, which equals an annual rate of .85%,
 .70%, .90%, and .50% for VUL-95, VGSP, VUL-100, and Russell VUL, respectively. VUL-95, VGSP, VUL-100, and Russell VUL mortality and expense charges for 1997 were $398,648, $160,175, $174,234, and $5,685, respectively. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

NOTE 4 - INVESTMENT OBJECTIVES, MANAGER CHANGES AND NEW DIVISIONS

Effective January 1, 1997, the International Equity Fund became the International Index Fund. The investment objective of the International Index Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International Europe, Australia, and Far East Index ("EAFE Index"). The portfolio manager of the International Index Fund is Conning Asset Management Company and the management fee for the fund is .50% on the first $10 million in assets, .40% on the balance over $10 million and less than $20 million and
 .30% on any balance in excess of $20 million.

Effective January 1, 1997, the Special Equity Fund became the Mid-Cap Equity Fund. The investment objective of the Mid-Cap Equity Fund is to seek sustained growth of capital by investing primarily in common stocks of United States-bases publicly traded companies with "medium market capitalization". "Medium market capitalization companies" are those whose market capitalization falls within the range of the S&P MidCap 400 at the time of the Fund's investment. The portfolio manager of the Mid-Cap Equity Fund is Conning Asset Management Company and the total management fee rate remained unchanged from that of the Special Equity Fund.

On March 1, 1997, Conning Asset Management Company became the manager of the Managed Equity Fund. The management fee is .40% on the first $10 million in assets, .30% on the balance over $10 million and less than $30 million, and
 .25% on the balance in excess of $30 million.

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1997

On January 2, 1997, four new divisions and a new product -Russell VUL- were added to Separate Account Eleven. The four divisions were the Multi-Style Equity, Core Bond, Aggressive Equity and Non-US. The underlying funds in these divisions are offered by Russell Insurance Funds and managed by Frank Russell Company. The investment objectives of each of these new divisions are as follows:

Multi-Style Equity Fund - To provide income and capital growth by investing
-----------------------
principally in equity securities.

Core Bond Fund - To provide effective diversification against equities and a
--------------
stable level of cash flow by investing in fixed income securities.

Aggressive Equity Fund - To maximize total return through capital
----------------------
appreciation and by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund, while still investing in equity securities.

Non-US Fund - To provide favorable total return and additional
-----------
diversification for United States investors by investing primarily in equity and fixed income securities of non-US companies and securities issued by non-United States governments.

The underlying products currently offered by these divisions are Russell VUL and VGSP.

On May 1, 1997, the Small Cap Equity division was added to Separate Account Eleven. The underlying fund in this division is offered by General American Capital Company and is managed by Conning Asset Management Company. The investment objective of the fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies based on capitalization size, that are based in the United States and listed on the New York Stock Exchange.

The underlying products currently offered by this division are VUL-95, VGSP, and VUL-100.

            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                 NOTES TO FINANCIAL STATEMENTS
                       DECEMBER 31, 1997

NOTE 5 - PURCHASES AND SALES

During the year ended December 31, 1997, purchases including net realized gain and income from distribution and proceeds from sales of General American Capital Company shares were as follows:

               S & P 500       Money        Bond         Managed       Asset     International   Mid-Cap      Small-Cap
                 Index        Market       Index         Equity     Allocation      Index        Equity        Equity
                 Fund          Fund         Fund          Fund         Fund          Fund         Fund          Fund
              ----------   -----------   ----------    ----------   ----------   ------------- ----------    ----------
Purchases     $8,442,192   $18,247,884   $1,749,901    $1,578,051   $2,343,633    $1,765,214   $2,156,245    $1,293,907
              ==========   ===========   ==========    ==========   ==========    ==========   ==========    ==========
Sales         $5,448,171   $17,983,425   $5,140,723    $  590,072   $1,218,119    $  628,010   $1,147,830    $   17,782
              ==========   ===========   ==========    ==========   ==========    ==========   ==========    ==========

During the year ended December 31, 1997, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund Shares were as follows:

                                 Equity-Income         Growth           Overseas         High Income
                                      Fund              Fund              Fund              Fund
                                 -------------       ----------        ----------        -----------
Purchases                          $5,671,668        $6,780,325        $3,016,982        $1,043,519
                                   ==========        ==========        ==========        ==========
Sales                              $1,100,161        $  960,461        $  418,954        $  240,128
                                   ==========        ==========        ==========        ==========

During the year ended December 31, 1997, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund II shares were as follows:

                            Asset Manager
                                 Fund
                            -------------
Purchases                      $367,321
                               ========
Sales                          $111,483
                               ========

During the year ended December 31, 1997, purchases (including dividend reinvestment) and proceeds from sales of Van Eck Worldwide Insurance Trust shares were as follows:

                            Worldwide Hard
                             Assets Fund
                            --------------
Purchases                      $152,061
                               ========
Sales                          $ 53,087
                               ========

During the year ended December 31, 1997, purchases (including dividend reinvestment) and proceeds from sales of Russell Insurance Funds shares were as follows:

                                   Multi-Style        Core Bond        Aggressive           Non-US
                                   Equity Fund          Fund           Equity Fund           Fund
                                   -----------       ----------        -----------         --------
Purchases                          $2,574,829        $1,160,983        $1,338,577          $863,517
                                   ==========        ==========        ==========          ========
Sales                              $   43,266        $   35,533        $   20,072          $ 23,327
                                   ==========        ==========        ==========          ========

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity for the years ended December 31, 1997, 1996, and 1995:


                                                            S & P 500 INDEX                     MONEY MARKET
                                                             FUND DIVISION                      FUND DIVISION
                                                   ---------------------------------   --------------------------------
                                                     1997         1996       1995        1997       1996         1995
                                                   --------    --------   ----------   --------  ----------    --------
Variable Universal Life-95:
   Deposits                                          70,404      56,960      78,391      98,719      52,946     206,798
   Withdrawals                                      (29,686)    (32,408)   (101,054)   (110,821)    (79,319)   (215,226)
   Outstanding units, beginning of year             195,587     171,035     193,698      58,805      85,178      93,606
                                                   --------     -------    --------    --------  ----------    --------

   Outstanding units, end of year                   236,305     195,587     171,035      46,703      58,805      85,178
                                                   ========     =======    ========    ========  ==========    ========

Variable General Select Plus:
   Deposits                                         146,632     376,931      30,100     942,448   1,489,642     344,162
   Withdrawals                                     (305,772)    (16,019)    (15,451)   (900,950) (1,173,354)   (215,211)
   Outstanding units, beginning of year             407,634      46,722      32,073     494,355     178,067      49,116
                                                   --------     -------    --------    --------  ----------    --------

   Outstanding units, end of year                   248,494     407,634      46,722     535,853     494,355     178,067
                                                   ========     =======    ========    ========  ==========    ========
Variable Universal Life-100:<F*>
   Deposits                                         212,106     151,173      14,240     738,912     729,350     214,797
   Withdrawals                                      (41,462)    (42,505)       (687)   (707,676)   (698,266)   (110,989)
   Outstanding units, beginning of period           122,221      13,553           0     134,892     103,808           0
                                                   --------     -------    --------    --------  ----------    --------

   Outstanding units, end of period                 292,865     122,221      13,553     166,128     134,892     103,808
                                                   ========     =======    ========    ========  ==========    ========


Russell Variable Universal Life:<F**>                                                   435,785
   Deposits                                                                            (427,238)
   Withdrawals                                                                                0
                                                                                       --------
   Outstanding units, beginning of period

   Outstanding units, end of period                                                       8,547
                                                                                       ========


<F*> The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
<F**>The Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on May 6, 1997.
                                                                                                            (continued)


$" "

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1997, 1996, and 1995:


                                                             BOND INDEX                         MANAGED EQUITY
                                                            FUND DIVISION                       FUND DIVISION
                                                   ---------------------------------    -------------------------------
                                                     1997         1996       1995        1997        1996         1995
                                                   --------     -------    --------     -------     -------     -------
Variable Universal Life-95:
   Deposits                                          45,996      20,690      28,341      20,213      22,639      37,042
   Withdrawals                                      (19,985)    (19,502)   (102,229)    (19,170)    (23,620)    (68,803)
   Outstanding units, beginning of year              71,443      70,255     144,143      91,667      92,648     124,409
                                                   --------     -------    --------     -------     -------     -------

   Outstanding units, end of year                    97,454      71,443      70,255      92,710      91,667      92,648
                                                   ========     =======    ========     =======     =======     =======

Variable General Select Plus:
   Deposits                                          26,599     422,790       5,765      22,411      20,875       5,835
   Withdrawals                                     (398,540)     (6,268)     (1,249)    (10,526)     (1,816)       (595)
   Outstanding units, beginning of year             422,341       5,819       1,303      25,596       6,537       1,297
                                                   --------     -------    --------     -------     -------     -------

   Outstanding units, end of year                    50,400     422,341       5,819      37,481      25,596       6,537
                                                   ========     =======    ========     =======     =======     =======

Variable Universal Life-100:<F*>
   Deposits                                          38,781      31,945       1,670      38,918      15,297       1,823
   Withdrawals                                       (8,471)     (8,214)        (75)     (8,793)     (2,675)       (168)
   Outstanding units, beginning of period            25,326       1,595           0      14,277       1,655           0
                                                   --------     -------    --------     -------     -------     -------

   Outstanding units, end of period                  55,636      25,326       1,595      44,402      14,277       1,655
                                                   ========     =======    ========     =======     =======     =======



<F*> The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                                                         (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1997, 1996, and 1995:


                                                            ASSET ALLOCATION                  INTERNATIONAL INDEX
                                                              FUND DIVISION                     FUND DIVISION<F*>
                                                    -------------------------------     -------------------------------
                                                      1997       1996        1995         1997        1996        1995
                                                    -------     -------     -------     -------     -------     -------
Variable Universal Life-95:
   Deposits                                          58,255      67,461      80,183      56,157      60,637      74,018
   Withdrawals                                      (49,785)    (33,247)    (98,461)    (45,488)    (32,650)    (28,390)
   Outstanding units, beginning of  year            274,368     240,154     258,432     164,557     136,570      90,942
                                                    -------     -------     -------     -------     -------     -------

   Outstanding units, end of year                   282,838     274,368     240,154     175,226     164,557     136,570
                                                    =======     =======     =======     =======     =======     =======

Variable General Select Plus:
   Deposits                                          21,682      21,668      12,925      35,709      24,970      16,837
   Withdrawals                                      (10,372)    (18,560)    (31,947)    (10,776)    (12,229)     (6,722)
   Outstanding units, beginning of year              61,197      58,089      77,111      45,125      32,384      22,269
                                                    -------     -------     -------     -------     -------     -------

   Outstanding units, end of year                    72,507      61,197      58,089      70,058      45,125      32,384
                                                    =======     =======     =======     =======     =======     =======

Variable Universal Life-100:<F**>
   Deposits                                          44,721      23,767       1,072      56,601      46,973       4,468
   Withdrawals                                      (11,617)     (2,830)        (39)    (15,926)     (7,916)       (777)
   Outstanding units, beginning of year              21,970       1,033           0      42,748       3,691           0
                                                    -------     -------     -------     -------     -------     -------

   Outstanding units, end of year                    55,074      21,970       1,033      83,423      42,748       3,691
                                                    =======     =======     =======     =======     =======     =======

General American Life Insurance Company
   seed money:
   Deposits                                               0           0           0           0           0           0
   Withdrawals                                            0           0           0           0           0           0
   Outstanding units, beginning of year                   0           0           0     200,000     200,000     200,000
                                                    -------     -------     -------     -------     -------     -------

Outstanding units, end of year                            0           0           0     200,000     200,000     200,000
                                                    =======     =======     =======     =======     =======     =======


<F*>  This fund was formerly known as the International Equity Fund.
<F**> The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                                                       (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1997, 1996, and 1995, for the Mid-Cap Equity Fund
Division and the period ended December 31, 1997, for the Small-Cap Equity Fund
Division:


                                                                         MID-CAP EQUITY                     SMALL-CAP EQUITY
                                                                        FUND DIVISION<F*>                    FUND DIVISION
                                                                -------------------------------     -------------------------------
                                                                  1997       1996         1995                  1997<F***>
                                                                -------    --------     -------                 ----------
Variable Universal Life - 95:
   Deposits                                                      50,013      67,217      94,909                  35,503
   Withdrawals                                                  (61,032)    (50,100)    (88,190)                   (326)
   Outstanding units, beginning of period                       185,140     168,023     161,304                       0
                                                                -------     -------     -------                  ------

   Outstanding units, end of period                             174,121     185,140     168,023                  35,177
                                                                =======     =======     =======                  ======

Variable General Select Plus:
   Deposits                                                      43,764      17,983      22,352                  30,298
   Withdrawals                                                  (14,054)    (16,026)    (12,685)                   (271)
   Outstanding units, beginning of period                        48,209      46,252      36,585                       0
                                                                -------     -------     -------                  ------

   Outstanding units, end of period                              77,919      48,209      46,252                  30,027
                                                                =======     =======     =======                  ======

Variable Universal Life - 100:<F**>
   Deposits                                                      36,664      35,395       4,498                  23,110
   Withdrawals                                                  (15,674)     (6,929)       (725)                   (540)
   Outstanding units, beginning of period                        32,239       3,773           0                       0
                                                                -------     -------     -------                  ------

   Outstanding units, end of period                              53,229      32,239       3,773                  22,570
                                                                =======     =======     =======                  ======

General American Life Insurance Company
   seed money:
      Deposits                                                        0           0           0
      Withdrawals                                                     0    (100,000)          0
      Outstanding units, beginning of year                            0     100,000     100,000
                                                                -------     -------     -------

      Outstanding units, end of year                                  0           0     100,000
                                                                =======     =======     =======


<F*>   This fund was formerly known as the Special Equity Fund.
<F**>  The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
<F***> The Small-Cap Equity Fund began operations on May 1, 1997.

                                                                                                    (continued)


              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1997, 1996, and 1995:


                                                              EQUITY-INCOME                         GROWTH
                                                              FUND DIVISION                      FUND DIVISION
                                                    -------------------------------     -------------------------------
                                                      1997        1996        1995        1997       1996         1995
                                                    -------     -------     -------     -------    --------     -------
Variable Universal Life-95:
   Deposits                                          73,369     100,383     143,543     110,237     141,831     181,296
   Withdrawals                                      (68,932)    (61,252)    (48,670)    (69,361)   (101,041)    (80,832)
   Outstanding units, beginning of year             287,907     248,776     153,903     367,037     326,247     225,783
                                                    -------     -------     -------     -------    --------     -------

   Outstanding units, end of year                   292,344     287,907     248,776     407,913     367,037     326,247
                                                    =======     =======     =======     =======    ========     =======

Variable General Select Plus:
   Deposits                                         107,293      95,653      78,040     151,169     136,928      90,761
   Withdrawals                                      (41,943)    (24,220)    (34,513)    (56,898)    (38,737)    (60,661)
   Outstanding units, beginning of year             160,791      89,358      45,831     233,747     135,556     105,456
                                                    -------     -------     -------     -------    --------     -------

   Outstanding units, end of year                   226,141     160,791      89,358     328,018     233,747     135,556
                                                    =======     =======     =======     =======    ========     =======

Variable Universal Life-100:<F*>
   Deposits                                         161,018     167,806      20,481     227,448     213,702      25,375
   Withdrawals                                      (42,604)    (22,709)     (1,718)    (64,065)    (38,214)     (1,865)
   Outstanding units, beginning of period           163,860      18,763           0     198,998      23,510           0
                                                    -------     -------     -------     -------    --------     -------

   Outstanding units, end of period                 282,274     163,860      18,763     362,381     198,998      23,510
                                                    =======     =======     =======     =======    ========     =======




<F*> The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                                                  (continued)

            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                NOTES TO FINANCIAL STATEMENTS
                      DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1997, 1996, and 1995, for the Overseas Fund Division and for the years ended December 31, 1997, and 1996, and the period ended December 31, 1995, for the Asset Manager Division:.




                                                               OVERSEAS                           ASSET MANAGER
                                                             FUND DIVISION                        FUND DIVISION
                                                    -------------------------------      ---------------------------------
                                                      1997       1996        1995         1997        1996        1995<F*>
                                                    -------     -------     -------      ------      ------       --------
Variable Universal Life-95:
   Deposits                                          73,211      86,129      97,609       1,053       1,196         331
   Withdrawals                                      (33,419)    (57,328)    (42,775)       (363)        (80)         (4)
   Outstanding units, beginning of period           202,771     173,970     119,136       1,443         327           0
                                                    -------     -------     -------      ------      ------       -----

   Outstanding units, end of period                 242,563     202,771     173,970       2,132       1,443         327
                                                    =======     =======     =======      ======      ======       =====

Variable General Select Plus:
   Deposits                                          78,015      59,185      46,058       4,792       4,133       1,534
   Withdrawals                                      (24,003)    (18,099)    (24,367)     (1,323)     (1,450)         (6)
   Outstanding units, beginning of period           114,696      73,610      51,919       4,211       1,528           0
                                                    -------     -------     -------      ------      ------       -----

   Outstanding units, end of period                 168,708     114,696      73,610       7,680       4,211       1,528
                                                    =======     =======     =======      ======      ======       =====

Variable Universal Life-100:<F**>
   Deposits                                          61,939      59,253       9,829      19,775      17,799       3,044
   Withdrawals                                      (16,003)    (12,929)     (1,146)     (6,893)     (3,550)       (100)
   Outstanding units, beginning of period            55,007       8,683           0      17,193       2,944           0
                                                    -------     -------     -------      ------      ------       -----

   Outstanding units, end of period                 100,943      55,007       8,683      30,075      17,193       2,944
                                                    =======     =======     =======      ======      ======       =====



<F*> The Asset Manager fund began operations on July 19, 1995.
<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                    (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1997, and 1996, and the period ended December 31, 1995:


                                                               HIGH INCOME                     WORLDWIDE HARD ASSETS
                                                               FUND DIVISION                    FUND DIVISION<F**>
                                                    ----------------------------------   ---------------------------------
                                                      1997        1996        1995<F*>    1997         1996       1995<F*>
                                                    -------      ------       --------   ------       -----       --------
Variable Universal Life-95:
   Deposits                                           8,197      18,576       6,217       5,256       6,777         135
   Withdrawals                                      (10,956)     (3,225)       (237)       (857)       (976)         (9)
   Outstanding units, beginning of period            21,331       5,980           0       5,927         126           0
                                                    -------      ------       -----      ------      ------         ---

   Outstanding units, end of period                  18,572      21,331       5,980      10,326       5,927         126
                                                    =======      ======       =====      ======      ======         ===

Variable General Select Plus:
   Deposits                                          36,763      32,705       6,436       1,994       4,222           0
   Withdrawals                                       (8,788)     (2,369)       (115)     (3,232)        (92)          0
   Outstanding units, beginning of period            36,657       6,321           0       4,130           0           0
                                                    -------      ------       -----      ------      ------         ---

   Outstanding units, end of period                  64,632      36,657       6,321       2,892       4,130           0
                                                    =======      ======       =====      ======      ======         ===

Variable Universal Life-100:<F***>
   Deposits                                          39,145      41,415       6,662       7,159       6,746         890
   Withdrawals                                       (9,470)     (8,355)       (159)     (2,531)     (1,660)        (31)
   Outstanding units, beginning of period            39,563       6,503           0       5,945         859           0
                                                    -------      ------       -----      ------      ------         ---

   Outstanding units, end of period                  69,238      39,563       6,503      10,573       5,945         859
                                                    =======      ======       =====      ======      ======         ===



<F*>  The High Income Fund and Worldwide Hard Assets Fund began operations on May
      24, and August 9, 1995, respectively.
<F**> This fund was formerly known as the Gold & Natural Resources Fund.
<F***>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                    (continued)


                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the period ended December 31, 1997:





                                                        MULTI-STYLE                         AGGRESSIVE
                                                           EQUITY          CORE BOND          EQUITY            NON-US
                                                       FUND DIVISION     FUND DIVISION     FUND DIVISION     FUND DIVISION
                                                       -------------     -------------     --------------    -------------
                                                          1997<F*>          1997<F*>          1997<F*>          1997<F*>
                                                       -------------     -------------     --------------    -------------
Variable General Select Plus:<F**>
   Deposits                                                47,597            21,805            25,379            28,863
   Withdrawals                                               (667)             (391)             (279)             (285)
   Outstanding units, beginning of period                       0                 0                 0                 0
                                                          -------            ------            ------            ------

   Outstanding units, end of period                        46,930            21,414            25,100            28,578
                                                          =======            ======            ======            ======

Russell Variable Universal Life:<F***>
   Deposits                                               153,054            86,149            75,650            50,101
   Withdrawals                                             (1,563)           (2,024)             (494)           (1,018)
   Outstanding units, beginning of period                       0                 0                 0                 0
                                                          -------            ------            ------            ------

   Outstanding units, end of period                       151,491            84,125            75,156            49,083
                                                          =======            ======            ======            ======



<F*>  The Multi-Style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and
      Non-US Fund began operations on January 2, 1997.
<F**> The Variable General Select Plus product was introduced in 1997, and the first deposit was received on June 26, 1997.
<F***>The Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.


           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT

Deposits into the Separate Account are used to purchase shares in the Capital Company, Variable Insurance Products Funds, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, or Russell Insurance Funds. Net deposits represent the amounts available for investment in such shares after deduction of sales charges, premium taxes, administrative costs, insurance, underwriting and acquisition expense, cost of insurance, and cost of optional benefits by rider. Realized and unrealized capital gains (losses) have been excluded from net deposits into the Separate Account because they have been included in increase (decrease) in net assets resulting from operations in the Statements or Changes in Net Assets.


Variable Universal Life-95:
---------------------------


                                                           S & P 500 INDEX                             MONEY MARKET
                                                            FUND DIVISION                             FUND DIVISION
                                                 -----------------------------------      ------------------------------------
                                                    1997        1996        1995             1997          1996       1995
                                                 ----------  ----------  -----------      -----------   ---------  -----------
Total gross deposits                             $1,099,723  $1,063,999  $   919,322      $ 1,794,475   $ 575,302  $ 2,001,421
Transfers between fund divisions and
   General American                                 931,860     139,650      472,868       (1,471,521)   (728,445)  (1,597,558)
Surrenders and withdrawals                         (144,131)    (82,719)  (1,380,995)         (20,934)   (107,442)    (346,828)
                                                 ----------  ----------  -----------      -----------   ---------  -----------

Total gross deposits, transfers between
   fund divisions and surrenders                  1,887,452   1,120,930       11,195          302,020    (260,585)      57,035
                                                 ----------  ----------  -----------      -----------   ---------  -----------
Deductions:
   Premium load charges                              84,994      84,266       82,459          371,169      46,330      194,508
   Cost of insurance and administrative expenses    481,051     430,221      435,147          135,973     105,165      329,711
                                                 ----------  ----------  -----------      -----------   ---------  -----------

      Total deductions                              566,045     514,487      517,606          507,142     151,495      524,219
                                                 ----------  ----------  -----------      -----------   ---------  -----------

Net deposits into (withdrawals from)
   Separate Account                              $1,321,407  $  606,443  $  (506,411)     $  (205,122)  $(412,080) $  (467,184)
                                                 ==========  ==========  ===========      ===========   =========  ===========


                                                                                                        (continued)


                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)

Variable Universal Life-95:
---------------------------


                                                             BOND INDEX                            MANAGED EQUITY
                                                            FUND DIVISION                           FUND DIVISION
                                                  ----------------------------------      ---------------------------------
                                                     1997       1996         1995           1997         1996       1995
                                                  ---------  ---------   -----------      ---------   ---------   ---------
Total gross deposits                              $ 312,433  $ 321,458   $   421,967      $ 359,432   $ 395,649   $ 465,063
Transfers between fund divisions and
   General American                                 504,481     20,627        62,346         53,604    (120,443)   (121,086)
Surrenders and withdrawals                         (161,856)  (171,083)   (1,586,477)      (162,045)    (83,215)   (647,675)
                                                  ---------  ---------   -----------      ---------   ---------   ---------

Total gross deposits, transfers between
   fund divisions and surrenders                    655,058    171,002    (1,102,164)       250,991     191,991    (303,698)
                                                  ---------  ---------   -----------      ---------   ---------   ---------

Deductions:
   Premium load charges                              24,355     25,685        32,747         27,564      31,741      38,137
   Cost of insurance and administrative expenses    111,704    119,034       206,477        191,337     187,326     234,100
                                                  ---------  ---------   -----------      ---------   ---------   ---------

      Total deductions                              136,059    144,719       239,224        218,901     219,067     272,237
                                                  ---------  ---------   -----------      ---------   ---------   ---------

Net deposits into (withdrawals from)
   Separate Account                               $ 518,999  $  26,283   $(1,341,388)     $  32,090   $ (27,076)  $(575,935)
                                                  =========  =========   ===========      =========   =========   =========


                                                                                                       (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life-95:
---------------------------


                                                           ASSET ALLOCATION                        INTERNATIONAL INDEX
                                                            FUND DIVISION                           FUND DIVISION<F*>
                                                 ------------------------------------      ---------------------------------
                                                     1997       1996         1995             1997       1996         1995
                                                 ----------  ----------   -----------      ---------   ---------    --------
Total gross deposits                             $1,571,785  $1,478,021   $ 1,361,239      $ 674,809   $ 657,882    $635,309
Transfers between fund divisions and
   General American                                (542,327)    (26,293)      (10,959)      (244,489)    132,812     302,360
Surrenders and withdrawals                         (261,445)   (117,682)   (1,175,619)       (27,295)   (102,036)    (45,598)
                                                 ----------  ----------   -----------      ---------   ---------    --------

Total gross deposits, transfers between
  fund divisions and surrenders                     768,013   1,334,046       174,661        403,025     688,658     892,071
                                                 ----------  ----------   -----------      ---------   ---------    --------

Deductions:
   Premium load charges                             115,555     113,909       115,321         53,326      52,174      54,639
   Cost of insurance and administrative
     expenses                                       472,278     467,810       559,425        206,172     215,112     211,351
                                                 ----------  ----------   -----------      ---------   ---------    --------

        Total deductions                            587,833     581,719       674,746        259,498     267,286     265,990
                                                 ----------  ----------   -----------      ---------   ---------    --------

Net deposits into (withdrawals from)
   Separate Account                              $  180,180  $  752,327   $  (500,085)     $ 143,527   $ 421,372    $626,081
                                                 ==========  ==========   ===========      =========   =========    ========


<F*> This fund was formerly known as the International Equity Fund.

                                                                                                        (continued)


                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life-95:
--------------------------


                                                                         MID-CAP EQUITY                      SMALL-CAP EQUITY
                                                                        FUND DIVISION<F*>                     FUND DIVISION
                                                              -----------------------------------          ---------------------
                                                                 1997         1996         1995                 1997<F***>
                                                              ---------   -----------   ---------               ----------
Total gross deposits                                          $ 731,205   $   927,388   $ 713,819                $ 81,175
Transfers between fund divisions and
    General American                                           (545,250)     (325,567)   (319,339)                386,732
Surrenders and withdrawals                                      (30,828)      (74,752)    (35,191)                      0
Seed withdrawals <F**>                                                0    (1,494,837)          0                       0
                                                              ---------   -----------   ---------                --------

Total gross deposits, transfers between
   fund divisions and surrenders                                155,127      (967,768)    359,289                 467,907
                                                              ---------   -----------   ---------                --------

Deductions:
   Premium load charges                                          55,258        73,857      57,765                   6,341
   Cost of insurance and administrative expenses                226,846       224,222     228,560                   4,229
                                                              ---------   -----------   ---------                --------

      Total deductions                                          282,104       298,079     286,325                  10,570
                                                              ---------   -----------   ---------                --------

Net deposits into (withdrawals from)
      Separate Account                                        $(126,977)  $(1,265,847)  $  72,964                $457,337
                                                              =========   ===========   =========                ========


<F*>  This fund was formerly known as the Special Equity Fund.
<F**> Represents funds distributed to General American Life Insurance Company in repayment of seed money used to start the Special Equity Fund in 1993.
<F***>The Small-Cap Equity Fund began operations on May 1, 1997.

                                                                                                      (continued)


                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life-95:
---------------------------


                                                             EQUITY-INCOME                            GROWTH
                                                             FUND DIVISION                         FUND DIVISION
                                                 ----------------------------------     ----------------------------------
                                                    1997         1996       1995           1997        1996        1995
                                                 ----------  ----------  ----------     ----------  ----------  ----------
Total gross deposits                             $1,258,958  $1,399,658  $1,217,315     $1,700,056  $2,077,054  $1,771,614
Transfers between fund divisions and
   General American                                (346,404)     10,733     565,593        124,428    (252,029)    348,401
Surrenders and withdrawals                         (243,196)   (186,491)    (37,075)      (260,054)   (286,745)    (61,341)
                                                 ----------  ----------  ----------     ----------  ----------  ----------

Total gross deposits, transfers between
  fund divisions and surrenders                     669,358   1,223,900   1,745,833      1,564,430   1,438,280   2,058,674
                                                 ----------  ----------  ----------     ----------  ----------  ----------

Deductions:
   Premium load charges                              98,808     111,476     101,562        134,071     165,735     145,300
   Cost of insurance and administrative expenses    470,011     473,165     406,596        606,328     610,838     588,684
                                                 ----------  ----------  ----------     ----------  ----------  ----------

   Total deductions                                 568,819     584,641     508,158        740,399     776,573     733,984
                                                 ----------  ----------  ----------     ----------  ----------  ----------

Net deposits into Separate Account               $  100,539  $  639,259  $1,237,675     $  824,031  $  661,707  $1,324,690
                                                 ==========  ==========  ==========     ==========  ==========  ==========



                                                                                                    (continued)


               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life-95:
---------------------------


                                                              OVERSEAS                           ASSET MANAGER
                                                            FUND DIVISION                        FUND DIVISION
                                                 ----------------------------------     --------------------------------
                                                    1997        1996        1995         1997         1996      1995<F*>
                                                 ----------  ----------  ----------     -------     -------     --------
Total gross deposits                             $  927,173  $1,128,054  $  978,388     $ 9,236     $ 3,210      $   24
Transfers between fund divisions and
   General American                                 262,454    (173,088)    156,839       3,098      10,046       3,317
Surrenders and withdrawals                         (121,639)   (163,405)    (33,911)          0           0           0
                                                 ----------  ----------  ----------     -------     -------      ------

Total gross deposits, transfers between
   fund divisions and surrenders                  1,067,988     791,561   1,101,316      12,334      13,256       3,341
                                                 ----------  ----------  ----------     -------     -------      ------

Deductions:
   Premium load charges                              71,458      89,820      79,076         706         248           3
   Cost of insurance and administrative expenses    302,840     289,700     317,551       1,874         896          39
                                                 ----------  ----------  ----------     -------     -------      ------

Total deductions                                    374,298     379,520     396,627       2,580       1,144          42
                                                 ----------  ----------  ----------     -------     -------      ------

Net deposits into Separate Account               $  693,690  $  412,041  $  704,689     $ 9,754     $12,112      $3,299
                                                 ==========  ==========  ==========     =======     =======      ======



<F*>The Asset Manager Fund began operations on July 19, 1995.

                                                                                                 (continued)


                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life-95:
---------------------------


                                                              HIGH INCOME                    WORLDWIDE HARD ASSETS
                                                             FUND DIVISION                     FUND DIVISION<F**>
                                                   ---------------------------------    --------------------------------
                                                     1997        1996       1995<F*>      1997       1996       1995<F*>
                                                   --------    --------     --------    -------     -------     --------
Total gross deposits                               $ 61,425    $ 47,325     $ 6,373     $29,642     $ 7,990      $1,007
Transfers between fund divisions and
   General American                                 (76,243)    146,648      59,489      31,281      63,119         387
                                                   --------    --------     -------     -------     -------      ------

Total gross deposits, transfers between
  fund divisions and surrenders                     (14,818)    193,973      65,862      60,923      71,109       1,394
                                                   --------    --------     -------     -------     -------      ------

Deductions:
   Premium load charges                               4,910       3,747         499       2,223         595          81
   Cost of insurance and administrative expenses     19,821      16,948       2,512       5,330       3,272          87
                                                   --------    --------     -------     -------     -------      ------

      Total deductions                               24,731      20,695       3,011       7,553       3,867         168
                                                   --------    --------     -------     -------     -------      ------

Net deposits into (withdrawals from)
  Separate Account                                 $(39,549)   $173,278     $62,851     $53,370     $67,242      $1,226
                                                   ========    ========     =======     =======     =======      ======


<F*> The High Income Fund and Worldwide Hard Assets fund began operations on May
     24, and August 9, 1995, respectively.
<F**>This fund was formerly known as the Gold & Natural Resources Fund.

                                                                                                     (continued)


                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                       NOTES TO FINANCIAL STATEMENTS
                             DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)

Variable General Select Plus:
-----------------------------

                                                              S & P 500 INDEX                         MONEY MARKET
                                                              FUND DIVISION                          FUND DIVISION
                                                  ------------------------------------   --------------------------------------
                                                      1997         1996         1995         1997         1996         1995
                                                  -----------   ----------    --------   -----------  ------------  -----------
Total gross deposits                              $ 1,229,167   $  475,955    $ 47,504   $11,949,827  $ 18,203,638  $ 3,333,097
Transfers between fund divisions
   and General American                             1,639,191    5,512,487     182,278    (6,333,824)  (13,115,248)  (1,350,435)

Surrenders and withdrawals                         (5,100,149)     (28,210)    (15,259)   (4,042,319)      (15,934)     (10,440)
                                                  -----------   ----------    --------   -----------  ------------  -----------

Total gross deposits, transfers between
  fund divisions and surrenders                    (2,231,791)   5,960,232     214,523     1,573,684     5,072,456    1,972,222
                                                  -----------   ----------    --------   -----------  ------------  -----------


Deductions:
   Premium load charges                                88,924       35,750      11,884       870,893     1,315,430      232,745
   Cost of insurance and administrative expenses      158,092       63,207      21,050       158,166       126,052       88,973
                                                  -----------   ----------    --------   -----------  ------------  -----------


     Total deductions                                 247,016       98,957      32,934     1,029,059     1,441,482      321,718
                                                  -----------   ----------    --------   -----------  ------------  -----------
Net deposits into (withdrawals from)
  Separate Account                                $(2,478,807)  $5,861,275    $181,589   $   544,625  $  3,630,974  $ 1,650,504
                                                  ===========   ==========    ========   ===========  ============  ===========

                                                                                                                    (continued)

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                                BOND INDEX                          MANAGED EQUITY
                                                               FUND DIVISION                        FUND DIVISION
                                                   ------------------------------------    --------------------------------
                                                       1997         1996         1995        1997        1996        1995
                                                   -----------   ----------    --------    --------    --------     -------
Total gross deposits                               $   170,971   $   68,383    $  9,129    $225,421    $131,764     $ 9,302
Transfers between fund divisions
   and General American                                109,381    4,780,139      57,441      49,038     170,404      60,563
Surrenders and withdrawals                          (4,675,478)      (5,060)    (12,416)    (28,866)          0           0
                                                   -----------   ----------    --------    --------    --------     -------

Total gross deposits, transfers between
  fund divisions and surrenders                     (4,395,126)   4,843,462      54,154     245,593     302,168      69,865
                                                   -----------   ----------    --------    --------    --------     -------


Deductions:
   Premium load charges                                 12,639        5,137         614      16,872       9,560         645
   Cost of insurance and administrative expenses        24,838       16,027       1,862      24,211      11,739       1,602
                                                   -----------   ----------    --------    --------    --------     -------

     Total deductions                                   37,477       21,164       2,476      41,083      21,299       2,247
                                                   -----------   ----------    --------    --------    --------     -------

Net deposits into (withdrawals from)
   Separate Account                                $(4,432,603)  $4,822,298    $ 51,678    $204,510    $280,869     $67,618
                                                   ===========   ==========    ========    ========    ========     =======

                                                                                                                 (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                           ASSET ALLOCATION                    INTERNATIONAL INDEX
                                                            FUND DIVISION                       FUND DIVISION<F*>
                                                   --------------------------------     --------------------------------
                                                     1997        1996       1995          1997        1996        1995
                                                   --------    --------   ---------     --------    --------    --------
Total gross deposits                               $225,188    $170,662     (34,323)    $273,454    $181,044    $ 76,251
Transfers between fund divisions
   and General American                              92,485     (27,308)   (131,408)     190,371      32,353      76,707
Surrenders and withdrawals                          (48,400)    (26,276)    (10,179)     (47,175)    (10,048)     (4,465)
                                                   --------    --------   ---------     --------    --------    --------

Total gross deposits, transfers between
  fund divisions and surrenders                     269,273     117,078    (175,910)     416,650     203,349     148,493
                                                   --------    --------   ---------     --------    --------    --------


Deductions:
   Premium load charges                              17,168      12,611       6,512       19,728      13,690       7,697
   Cost of insurance and administrative expenses     67,268      52,342      39,594       37,091      23,940      16,684
                                                   --------    --------   ---------     --------    --------    --------

     Total deductions                                84,436      64,953      46,106       56,819      37,630      24,381
                                                   --------    --------   ---------     --------    --------    --------

Net deposits into (withdrawals from)
   Separate Account                                $184,837    $ 52,125   $(222,016)    $359,831    $165,719    $124,112
                                                   ========    ========   =========     ========    ========    ========

<F*>This fund was formerly known as the International Equity Fund.

                                                                                                             (continued)

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                            MID-CAP EQUITY                     SMALL-CAP EQUITY
                                                           FUND DIVISION<F*>                    FUND DIVISION
                                                   --------------------------------            ----------------
                                                     1997        1996        1995                 1997<F**>
                                                   --------    --------    --------               ---------
Total gross deposits                               $376,253    $191,049    $ 81,787                $ 59,270
Transfers between fund divisions
   and General American                             301,956     (58,467)     76,580                 326,392
Surrenders and withdrawals                          (53,267)    (52,717)    (11,584)                      0
                                                   --------    --------    --------                --------

Total gross deposits, transfers between
   fund divisions and surrenders                    624,942      79,865     146,783                 385,662
                                                   --------    --------    --------                --------

Deductions:
   Premium load charges                              29,256      13,676      12,214                   4,711
   Cost of insurance and administrative expenses     40,346      26,565      21,651                   3,518
                                                   --------    --------    --------                --------

     Total deductions                                69,602      40,241      33,865                   8,229
                                                   --------    --------    --------                --------

Net deposits into Separate Account                 $555,340    $ 39,624    $112,918                $377,433
                                                   ========    ========    ========                ========

<F*> This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.

                                                                                                 (continued)

            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                 NOTES TO FINANCIAL STATEMENTS
                      DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                           EQUITY-INCOME                             GROWTH
                                                           FUND DIVISION                          FUND DIVISION
                                                 ----------------------------------     ----------------------------------
                                                    1997        1996         1995          1997        1996        1995
                                                 ----------  ----------    --------     ----------  ----------   ---------
Total gross deposits                             $1,043,306  $  673,157    $285,714     $1,354,928  $  899,999   $ 392,035
Transfers between fund divisions and
   General American                                 658,129     638,476     446,973        957,813     888,367     225,243
Surrenders and withdrawals                         (148,279)    (10,403)    (62,763)      (268,257)    (48,837)   (161,933)
                                                 ----------  ----------    --------     ----------  ----------   ---------

Total gross deposits, transfers between
  fund divisions and surrenders                   1,553,156   1,301,230     669,924      2,044,484   1,739,529     455,345
                                                 ----------  ----------    --------     ----------  ----------   ---------


Deductions:
   Premium load charges                              78,543      53,024      20,534        101,854      69,694      34,454
   Cost of insurance and administrative expenses    163,469     112,967      58,881        206,497     136,072      82,849
                                                 ----------  ----------    --------     ----------  ----------   ---------

     Total deductions                               242,012     165,991      79,415        308,351     205,766     117,303
                                                 ----------  ----------    --------     ----------  ----------   ---------

Net deposits into Separate Account               $1,311,144  $1,135,239    $590,509     $1,736,133  $1,533,763   $ 338,042
                                                 ==========  ==========    ========     ==========  ==========   =========

                                                                                                             (continued)

           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
               NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                               OVERSEAS                          ASSET MANAGER
                                                             FUND DIVISION                       FUND DIVISION
                                                   --------------------------------     --------------------------------
                                                     1997        1996        1995        1997        1996       1995<F*>
                                                   --------    --------    --------     -------     -------     --------
Total gross deposits                               $763,625    $385,284    $154,142     $53,004     $ 8,754     $   255
Transfers between fund divisions
   and General American                             265,722     271,694     200,230       3,027      26,425      15,583
Surrenders and withdrawals                          (56,432)    (45,712)    (55,346)     (2,184)     (2,067)          0
                                                   --------    --------    --------     -------     -------     -------

Total gross deposits, transfers between
   fund divisions and surrenders                    972,915     611,266     299,026      53,847      33,112      15,838
                                                   --------    --------    --------     -------     -------     -------


Deductions:
   Premium load charges                              57,640      29,621      13,147       3,927         670          10
   Cost of insurance and administrative expenses     71,616      46,151      31,516       3,625       1,631          56
                                                   --------    --------    --------     -------     -------     -------

     Total deductions                               129,256      75,772      44,663       7,552       2,301          66
                                                   --------    --------    --------     -------     -------     -------

Net deposits into Separate Account                 $843,659    $535,494    $254,363     $46,295     $30,811     $15,772
                                                   ========    ========    ========     =======     =======     =======

<F*> The Asset Manager Fund began operations on July 19, 1995.
                                                                                                            (continued)

           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                NOTES TO FINANCIAL STATEMENTS
                      DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                              HIGH INCOME                      WORLDWIDE HARD ASSETS
                                                             FUND DIVISION                      FUND DIVISION<F**>
                                                   ---------------------------------   ------------------------------------
                                                     1997        1996       1995<F*>     1997        1996          1995<F*>
                                                   --------    --------     --------   --------     -------        --------
Total gross deposits                               $201,994    $ 91,307     $   603    $ 22,621     $ 1,869          $0
Transfers between fund divisions and
   General American                                 207,353     278,491      68,178       1,823      45,785           0
Surrenders and withdrawals                           (6,433)          0           0     (36,871)          0           0
                                                   --------    --------     -------    --------     -------          --

Total gross deposits, transfers between
  fund divisions and surrenders                     402,914     369,798      68,781     (12,427)     47,654           0
                                                   --------    --------     -------    --------     -------          --

Deductions:
   Premium load charges                              15,004       7,156          37       1,715         175           0
   Cost of insurance and administrative expenses     25,526      12,823       1,198         890       1,041           0
                                                   --------    --------     -------    --------     -------          --

     Total deductions                                40,530      19,979       1,235       2,605       1,216           0
                                                   --------    --------     -------    --------     -------          --

Net deposits into (withdrawals from)
   Separate Account                                $362,384    $349,819     $67,546    $(15,032)    $46,438          $0
                                                   ========    ========     =======    ========     =======          ==


<F*> The High Income Fund and Worldwide Hard Assets Fund began operations on May
     24, and August 9, 1995, respectively.
<F**>This fund was formerly known as the Gold & Natural Resources Fund.

                                                                                                            (continued)


              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                       MULTI-STYLE                          AGGRESSIVE
                                                          EQUITY           CORE BOND          EQUITY            NON-US
                                                      FUND DIVISION      FUND DIVISION     FUND DIVISION     FUND DIVISION
                                                      -------------      -------------     -------------     -------------
                                                         1997<F*>           1997<F*>          1997<F*>          1997<F*>
                                                      -------------      -------------     -------------     -------------
Total gross deposits                                     $ 80,451          $ 17,978          $ 54,099          $ 42,059
Transfers between fund divisions and
   General American                                       532,364           215,118           281,507           276,242
                                                         --------          --------          --------          --------

Total gross deposits and transfers
    between fund divisions                                612,815           233,096           335,606           318,301
                                                         --------          --------          --------          --------


Deductions:
   Premium load charges                                     5,866             1,346             3,761             3,283
   Cost of insurance and administrative expenses            8,425             2,474             3,632             3,028
                                                         --------          --------          --------          --------

      Total deductions                                     14,291             3,820             7,393             6,311
                                                         --------          --------          --------          --------

Net deposits into Separate Account                       $598,524          $229,276          $328,213          $311,990
                                                         ========          ========          ========          ========


<F*>The Multi-Style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and
    Non-US Fund began operations on January 2, 1997.

                                                                                                            (continued)

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life - 100:<F*>
----------------------------------

                                                             S & P 500 INDEX                        MONEY MARKET
                                                              FUND DIVISION                         FUND DIVISION
                                                 ------------------------------------   ---------------------------------------
                                                    1997          1996         1995        1997          1996          1995
                                                 ----------    ----------    --------   -----------   -----------   -----------
Total gross deposits                             $1,995,433    $  606,419    $ 16,519   $ 8,679,144   $ 7,989,872   $ 2,385,983
Transfers between fund divisions and
   General American                               2,177,143     1,285,071     172,340    (7,303,949)   (6,898,282)   (1,031,031)
Surrenders and withdrawals                          (68,513)      (12,850)          0        (3,421)         (242)            0
                                                 ----------    ----------    --------   -----------   -----------   -----------

Total gross deposits, transfers between
  fund divisions and surrenders                   4,104,063     1,878,640     188,859     1,371,774     1,091,348     1,354,952
                                                 ----------    ----------    --------   -----------   -----------   -----------


Deductions:
   Premium load charges                              66,092        20,294         458       286,729       250,193        73,630
   Cost of insurance and administrative expenses    671,147       258,742       9,056       599,119       502,668       124,621
                                                 ----------    ----------    --------   -----------   -----------   -----------

     Total deductions                               737,239       279,036       9,514       885,848       752,861       198,251
                                                 ----------    ----------    --------   -----------   -----------   -----------

Net deposits into Separate Account               $3,366,824    $1,599,604    $179,345   $   485,926   $   338,487   $ 1,156,701
                                                 ==========    ==========    ========   ===========   ===========   ===========

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                                                                    (continued)

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                 NOTES TO FINANCIAL STATEMENTS
                       DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life - 100:<F*>
----------------------------------

                                                              BOND INDEX                        MANAGED EQUITY
                                                            FUND DIVISION                       FUND DIVISION
                                                   --------------------------------    --------------------------------
                                                     1997        1996        1995        1997        1996        1995
                                                   --------    --------     -------    --------    --------     -------
Total gross deposits                               $184,259    $ 58,468     $ 2,634    $228,756    $102,809     $ 1,658
Transfers between fund divisions and
   General American                                 265,500     257,285      16,903     432,012     120,203      21,497
Surrenders and withdrawals                           (4,282)     (2,419)          0     (13,613)       (413)          0
                                                   --------    --------     -------    --------    --------     -------

Total gross deposits, transfers between
  fund divisions and surrenders                     445,477     313,334      19,537     647,155     222,599      23,155
                                                   --------    --------     -------    --------    --------     -------


Deductions:
   Premium load charges                               6,186       1,906          79       7,603       3,442          48
   Cost of insurance and administrative expenses     57,817      31,767         862      96,349      36,945       2,150
                                                   --------    --------     -------    --------    --------     -------

     Total deductions                                64,003      33,673         941     103,952      40,387       2,198
                                                   --------    --------     -------    --------    --------     -------


Net deposits into Separate Account                 $381,474    $279,661     $18,596    $543,203    $182,212     $20,957
                                                   ========    ========     =======    ========    ========     =======

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                                                            (continued)

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)

Variable Universal Life - 100:<F*>
----------------------------------

                                                           ASSET ALLOCATION                  INTERNATIONAL INDEX
                                                            FUND DIVISION                     FUND DIVISION<F**>
                                                   --------------------------------    --------------------------------
                                                     1997        1996        1995        1997        1996        1995
                                                   --------    --------     -------    --------    --------     -------
Total gross deposits                               $297,431    $ 91,429     $   926    $380,598    $202,195     $20,494
Transfers between fund divisions and
   General American                                 423,970     233,391      12,569     259,917     315,663      27,674
Surrenders and withdrawals                           (7,250)       (906)          0     (12,338)     (2,005)          0
                                                   --------    --------     -------    --------    --------     -------

Total gross deposits, transfers between
  fund divisions and surrenders                     714,151     323,914      13,495     628,177     515,853      48,168
                                                   --------    --------     -------    --------    --------     -------


Deductions:
   Premium load charges                              10,273       3,162          30      12,990       6,724         656
   Cost of insurance and administrative expenses    159,083      38,520         488     138,712      79,260       8,108
                                                   --------    --------     -------    --------    --------     -------

     Total deductions                               169,356      41,682         518     151,702      85,984       8,764
                                                   --------    --------     -------    --------    --------     -------

Net deposits into Separate Account                 $544,795    $282,232     $12,977    $476,475    $429,869     $39,404
                                                   ========    ========     =======    ========    ========     =======

<F*> The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
<F**>This fund was formerly known as the International Equity Fund.
                                                                                                            (continued)


             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life-100:<F*>
--------------------------------

                                                            MID-CAP EQUITY                     SMALL-CAP EQUITY
                                                            FUND DIVISION<F**>                  FUND DIVISION
                                                   --------------------------------            ----------------
                                                     1997        1996        1995                 1997<F***>
                                                   --------    --------     -------               ----------
Total gross deposits                               $405,467    $232,270     $18,525                $ 48,912
Transfers between fund divisions and
   General American                                 129,102     228,709      34,407                 254,044
Surrenders and withdrawals                          (15,375)     (5,591)          0                       0
                                                   --------    --------     -------                --------

Total gross deposits, transfers between
   fund divisions and surrenders                    519,194     455,388      52,932                 302,956
                                                   --------    --------     -------                --------


Deductions:
   Premium load charges                              13,537       7,772         598                   1,579
   Cost of insurance and administrative expenses    140,909      82,326       8,384                   7,052
                                                   --------    --------     -------                --------

     Total deductions                               154,446      90,098       8,982                   8,631
                                                   --------    --------     -------                --------

Net deposits into Separate Account                 $364,748    $365,290     $43,950                $294,325
                                                   ========    ========     =======                ========


<F*>  The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
<F**> This fund was formerly known as the Special Equity Fund.
<F***>The Small-Cap Equity Fund began operations on May 1, 1997.

                                                                                                (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life - 100:<F*>
----------------------------------

                                                           EQUITY-INCOME                             GROWTH
                                                           FUND DIVISION                          FUND DIVISION
                                                 ----------------------------------     ----------------------------------
                                                    1997        1996         1995          1997        1996        1995
                                                 ----------  ----------    --------     ----------  ----------    --------
Total gross deposits                             $1,996,233  $  914,095    $ 44,385     $2,402,233  $1,361,304    $ 50,500
Transfers between fund divisions and
   General American                                 792,184   1,521,792     219,488      1,492,743   1,759,062     304,735
Surrenders and withdrawals                          (44,826)     (7,812)          0       (114,282)    (38,619)          0
                                                 ----------  ----------    --------     ----------  ----------    --------

Total gross deposits, transfers between
  fund divisions and surrenders                   2,743,591   2,428,075     263,873      3,780,694   3,081,747     355,235
                                                 ----------  ----------    --------     ----------  ----------    --------


Deductions:
    Premium load charges                             66,340      29,267       1,400         80,190      44,819       1,424
    Cost of insurance and administrative
      expenses                                      572,720     303,902      21,879        842,557     472,178      25,541
                                                 ----------  ----------    --------     ----------  ----------    --------

      Total deductions                              639,060     333,169      23,279        922,747     516,997      26,965
                                                 ----------  ----------    --------     ----------  ----------    --------

Net deposits into Separate Account               $2,104,531  $2,094,906    $240,594     $2,857,947  $2,564,750    $328,270
                                                 ==========  ==========    ========     ==========  ==========    ========

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                            (continued)

            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                 NOTES TO FINANCIAL STATEMENTS
                       DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life - 100:<F*>
----------------------------------

                                                               OVERSEAS                         ASSET MANAGER
                                                            FUND DIVISION                       FUND DIVISION
                                                   --------------------------------    ---------------------------------
                                                     1997        1996        1995        1997        1996      1995<F**>
                                                   --------    --------    --------    --------    --------    ---------
Total gross deposits                               $508,810    $373,593    $ 25,338    $147,295    $ 50,502     $   964
Transfers between fund divisions and
   General American                                 313,710     307,488      82,196     109,004     137,452      30,404
Surrenders and withdrawals                          (22,505)    (13,206)          0      (5,778)     (2,165)          0
                                                   --------    --------    --------    --------    --------     -------

Total gross deposits, transfers between
  fund divisions and surrenders                     800,015     667,875     107,534     250,521     185,789      31,368
                                                   --------    --------    --------    --------    --------     -------


Deductions:
   Premium load charges                              17,197      11,611         762       4,955       1,674          28
   Cost of insurance and administrative expenses    165,254     112,510      12,165      74,461      24,175       1,033
                                                   --------    --------    --------    --------    --------     -------

     Total deductions                               182,451     124,121      12,927      79,416      25,849       1,061
                                                   --------    --------    --------    --------    --------     -------

Net deposits into Separate Account                 $617,564    $543,754    $ 94,607    $171,105    $159,940     $30,307
                                                   ========    ========    ========    ========    ========     =======


<F*> The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
<F**>The Asset Manager Fund began operations on July 19, 1995.
                                                                                                            (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life - 100:<F*>
----------------------------------

                                                             HIGH INCOME                       WORLDWIDE HARD ASSETS
                                                            FUND DIVISION                       FUND DIVISION<F***>
                                                   ---------------------------------    --------------------------------
                                                     1997        1996      1995<F**>     1997        1996      1995<F**>
                                                   --------    --------    ---------    -------     -------    ---------
Total gross deposits                               $300,761    $158,842     $ 5,221     $63,004     $22,003      $  193
Transfers between fund divisions and
   General American                                 224,109     297,097      65,982      18,216      53,910       8,300
Surrenders and withdrawals                          (20,348)    (11,551)          0      (4,909)     (5,154)          0
                                                   --------    --------     -------     -------     -------      ------

Total gross deposits, transfers between
  fund divisions and surrenders                     504,522     444,388      71,203      76,311      70,759       8,493
                                                   --------    --------     -------     -------     -------      ------


Deductions:
   Premium load charges                              10,110       4,982         174       2,147         712           8
   Cost of insurance and administrative expenses    105,718      57,557       1,693      19,651      13,421         297
                                                   --------    --------     -------     -------     -------      ------

     Total deductions                               115,828      62,539       1,867      21,798      14,133         305
                                                   --------    --------     -------     -------     -------      ------

Net deposits into Separate Account                 $388,694    $381,849     $69,336     $54,513     $56,626      $8,188
                                                   ========    ========     =======     =======     =======      ======

<F*>  The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
<F**> The High Income Fund and Gold & Natural Resources Fund began operations on
      May 24, and August 9, 1995, respectively.
<F***>This fund was formerly known as the Gold & Natural Resources Fund.
                                                                                                            (continued)

           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Russell Variable Universal Life:<F*>
------------------------------------

                                                   MONEY        MULTI-STYLE        CORE         AGGRESSIVE
                                                   MARKET          EQUITY          BOND           EQUITY        NON-US
                                               FUND DIVISION   FUND DIVISION   FUND DIVISION  FUND DIVISION  FUND DIVISION
                                               -------------   ------------    -------------  -------------  -------------
                                                 1997<F**>       1997<F**>       1997<F**>       1997<F**>     1997<F**>
                                               -------------   ------------    -------------  -------------  -------------
Total gross deposits                            $ 4,627,386     $   19,255       $  3,472       $ 12,641       $  8,990
Transfers between fund divisions and
   General American                              (4,374,607)     1,937,967        914,278        987,308        532,277
Surrenders and withdrawals                                0           (328)             0            (94)          (137)
                                                -----------     ----------       --------       --------       --------

Total gross deposits, transfers between
  fund divisions and surrenders                     252,779      1,956,894        917,750        999,855        541,130
                                                -----------     ----------       --------       --------       --------


Deductions:
   Premium load charges                              72,762          1,369              0            822            548
   Cost of insurance and administrative expenses     72,945         19,567         21,735          6,442         10,345
                                                -----------     ----------       --------       --------       --------

     Total deductions                               145,707         20,936         21,735          7,264         10,893
                                                -----------     ----------       --------       --------       --------

Net deposits into Separate Account              $   107,072     $1,935,958       $896,015       $992,591       $530,237
                                                ===========     ==========       ========       ========       ========

<F*> Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.
<F**>The Multi-Style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and
     Non-US Fund began operations on January 2, 1997.

INDEPENDENT AUDITORS' REPORT


Board of Directors and Stockholder of General American Life Insurance Company:

We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations, stockholder equity, and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 1996 the Company adopted Statement of Financial Accounting Standards No. 120, ACCOUNTING AND REPORTING BY MUTUAL LIFE INSURANCE ENTERPRISES AND BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS.






St. Louis, Missouri
March 5, 1998

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                             AS OF DECEMBER 31

ASSETS                                                      1997           1996
Fixed maturities:
     Available-for-sale, at fair value                  $ 9,115,519      6,758,309
Mortgage loans, net                                       2,140,262      2,273,627
Real estate, net                                            140,145        203,767
Equity securities, at fair value                             24,211         20,905
Policy loans                                              2,073,152      1,917,861
Short-term investments                                      190,374         55,594
Other invested assets                                       243,921        183,612
                                                        -----------     ----------
          Total investments                              13,927,584     11,413,675
Cash and cash equivalents                                   358,879        142,724
Accrued investment income                                   168,592        148,419
Reinsurance recoverables and other contract deposits      4,117,958      3,264,644
Deferred policy acquisition costs                           695,253        652,251
Other assets                                                488,582        442,139
Separate account assets                                   4,118,860      2,833,258
                                                        -----------     ----------
          Total assets                                  $23,875,708     18,897,110
                                                        ===========     ==========

LIABILITIES AND STOCKHOLDER EQUITY

Policy and contract liabilities:
     Future policy benefits                            $  4,933,787      4,238,033
     Policyholder account balances:
          Universal life                                  2,534,744      1,960,726
          Annuities                                       4,161,946      4,321,241
     Pension funds                                        4,732,400      2,778,834
     Policy and contract claims                             458,606        352,433
     Dividends payable to policyholders                     113,525        103,019
                                                        -----------     ----------
          Total policy and contract liabilities          16,935,008     13,754,286
Amounts payable to reinsurers                               310,592        142,661
Long-term debt and notes payable                            214,477        295,614
Other liabilities and accrued expenses                      826,868        670,109
Deferred tax liability                                       89,046         43,277
Separate account liabilities                              4,112,666      2,810,907
                                                        -----------     ----------
          Total liabilities                              22,488,657     17,716,854
Minority interests                                          216,555        182,469
Stockholder equity:
     Common stock, $1 par value, 5,000,000 shares
       authorized, 3,000,000 shares issued and
       outstanding in 1997 and 0 in 1996                      3,000           -
     Additional paid in capital                               3,000           -
     Retained earnings                                    1,055,233        963,230
     Foreign currency translation adjustments,
       net of taxes                                         (19,481)       (15,810)
     Unrealized gain on investments, net of taxes           128,744         50,367
                                                        -----------     ----------
          Total stockholder equity                        1,170,496        997,787
                                                        -----------     ----------
          Total liabilities and stockholder equity      $23,875,708     18,897,110
                                                        ===========     ==========


SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(DOLLARS IN THOUSANDS)


                                                                         YEARS ENDED DECEMBER 31

REVENUES                                                       1997                 1996                1995
Insurance premiums and other considerations                 $1,768,169           1,623,228           1,498,013
Net investment income                                          945,542             806,883             676,404
Ceded commissions                                               44,902              27,538              18,523
Other income                                                   362,160             280,803             182,193
Net realized investment gains                                   28,538              24,531             280,756
                                                             ---------           ---------           ---------
     Total revenues                                          3,149,311           2,762,983           2,655,889

BENEFITS AND EXPENSES

Policy benefits                                              1,528,333           1,379,803           1,150,188
Interest credited to policyholder account balances             345,937             262,532             192,522
                                                             ---------           ---------           ---------
          Total policyholder benefits                        1,874,270           1,642,335           1,342,710

Dividends to policyholders                                     182,146             171,904             264,658
Policy acquisition costs                                       168,045             143,094             138,811
Other insurance and operating expenses                         739,814             642,636             522,986
                                                             ---------           ---------           ---------
          Total benefits and expenses                        2,964,275           2,599,969           2,269,165
                                                             ---------           ---------           ---------
          Income before provision for income taxes
          and minority interest                                185,036             163,014             386,724
                                                             ---------           ---------           ---------
Income tax provision (benefit):
     Current                                                    65,778              45,902             115,769
     Deferred                                                     (113)             13,992              29,411
                                                             ---------           ---------           ---------
          Total provision for income taxes                      65,665              59,894             145,180
                                                             ---------           ---------           ---------
          Income before minority interest                      119,371             103,120             241,544

Minority interest in earnings of consolidated subsidiaries     (22,134)            (19,888)            (17,512)
                                                             ---------           ---------           ---------
          Net income                                         $  97,237              83,232             224,032
                                                             =========           =========           =========


SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDER EQUITY
(DOLLARS IN THOUSANDS)


                                                                                         Foreign
                                                                                         currency       Unrealized
                                                                                        translation    gain (loss) on      Total
                                                  Common     Additional     Retained    adjustments,    investments,   stockholder
                                                   stock   paid in capital  earnings    net of taxes   net of taxes      equity
Balance at December 31, 1994                      $    -         -          646,727        (20,175)        (65,409)        561,143
Net income                                                                  224,032                                        224,032
Foreign currency translation adjustments                                                     5,908                           5,908
Change in unrealized gain (loss) on
     investments, net of tax                                                                               162,864         162,864
Other, net                                                                    3,136                                          3,136
                                                  --------------------------------------------------------------------------------
Balance at December 31, 1995                           -         -          873,895        (14,267)         97,455         957,083
Net income                                                                   83,232                                         83,232
Foreign currency translation adjustments                                                    (1,543)                         (1,543)
Change in unrealized gain (loss) on
     investments, net on tax                                                                               (47,088)        (47,088)
Other, net                                                                    6,103                                          6,103
                                                  --------------------------------------------------------------------------------
Balance at December 31, 1996                           -         -          963,230        (15,810)         50,367         997,787
Net income                                                                   97,237                                         97,237
Foreign currency translation adjustments                                                    (3,671)                         (3,671)
Change in unrealized gain (loss) on
     investments, net of tax                                                                                78,377          78,377
Issuance of common stock                           3,000       3,000         (6,000)                                          -
Dividend to parent                                                           (4,480)                                        (4,480)
Other, net                                                                    5,246                                          5,246
                                                  --------------------------------------------------------------------------------
Balance at December 31, 1997                      $3,000       3,000      1,055,233        (19,481)        128,744       1,170,496
                                                  ================================================================================

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.


GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN THOUSANDS)

                                                                                   YEARS ENDED DECEMBER 31
CASH FLOWS FROM OPERATING ACTIVITIES                                      1997                 1996                1995

Net income                                                            $    97,237               83,232             224,032
Adjustments to reconcile net income to net cash
  provided by (used in) operating activities:
     Change in:
       Accrued investment income                                          (20,568)             (16,275)            (22,202)
       Reinsurance recoverables and other contract deposits              (838,390)            (159,713)            262,054
       Deferred policy acquisition costs                                 (113,040)             (87,249)            (23,141)
       Other assets                                                       (61,796)             (51,444)            (67,650)
       Future policy benefits                                             693,052              330,511             399,261
       Policy and contract claims                                         105,503               14,652              74,173
       Other liabilities and accrued expenses                             319,787               65,184             184,756
       Deferred income taxes                                                 (113)              13,992              29,411
     Policyholder considerations                                         (137,163)            (144,748)           (140,475)
     Interest credited to policyholder account balances                   345,937              262,532             192,522
     Amortization and depreciation                                         32,744               28,375              19,196
     Net realized investment (gains)                                      (28,538)             (24,531)           (280,756)
     Other, net                                                               372              (14,554)              2,488
                                                                      -----------           ----------          ----------
Net cash provided by operating activities                                 395,024              299,964             853,669
                                                                      -----------           ----------          ----------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from investments sold or redeemed:
 Fixed maturities available-for-sale                                    2,070,743            1,822,169           1,482,122
 Mortgage loans                                                           594,151              182,650             206,520
 Equity securities                                                         31,602               13,427             468,143
 Short-term and other invested assets                                     163,393               84,748             414,102
Cost of investments purchased:
 Fixed maturities available-for-sale                                   (4,463,100)          (3,428,943)         (3,010,016)
 Fixed maturities held-to-maturity                                              -                    -              (3,068)
 Equity securities                                                        (47,283)             (39,553)            (89,062)
 Short-term and other invested assets                                    (293,857)             (97,426)            (16,471)
 Mortgage loan originations                                              (438,959)            (593,438)           (431,043)
Maturity of fixed maturities held-to-maturity                                   -                    -               6,365
Maturity of fixed maturities available-for-sale                           281,736              225,087              75,518
Increase in policy loans, net                                            (153,399)            (210,624)           (211,526)
Investments in subsidiaries                                                (6,032)              (4,807)           (126,363)
                                                                      -----------           ----------          ----------
Net cash used in investing activities                                  (2,261,005)          (2,046,710)         (1,234,779)
                                                                      -----------           ----------          ----------
CASH FLOWS FROM FINANCING ACTIVITIES

Net policyholder account and contract deposits                          2,121,488            1,632,495             294,685
Issuance of debt                                                            1,857              106,903             100,219
Repayment of debt                                                         (80,606)             (19,497)             (4,800)
Dividends                                                                  (2,112)              (1,832)             (4,376)
Other, net                                                                 46,829               26,770              17,498
                                                                      -----------           ----------          ----------

Net cash provided by financing activities                               2,087,456            1,744,839             403,226
                                                                      -----------           ----------          ----------

Effect of exchange rate changes                                            (5,320)                (266)              5,908
                                                                      -----------           ----------          ----------
Net increase (decrease) in cash and cash equivalents                      216,155               (2,173)             28,024
                                                                      -----------           ----------          ----------
Cash and cash equivalents at beginning of year                            142,724              144,897             116,873

                                                                      -----------           ----------          ----------
Cash and cash equivalents at end of year                              $   358,879              142,724             144,897
                                                                      ===========           ==========          ==========

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REORGANIZATION

In September 1996, the Board of Directors of General American Life Insurance Company (General American) adopted the Reorganization Plan (Plan) which authorized the reorganization (Reorganization) of General American into a mutual insurance holding company structure. The Missouri Department of Insurance held a public hearing on the Reorganization on December 19, 1996 and approved the Plan on January 24, 1997. The policyholders of General American approved the Plan on January 28, 1997 and the Reorganization became effective on April 24, 1997 (effective date). General American was the first company to obtain approval and to form a mutual insurance holding company under the Missouri Mutual Holding Company Statute.

Pursuant to the Reorganization, General American (the Company) (i) formed General American Mutual Holding Company (GAMHC) as a mutual insurance holding company under the insurance laws of the State of Missouri, (ii) formed GenAmerica Corporation (GenAmerica) as an intermediate stock holding company under the general laws of the State of Missouri, and (iii) amended and restated its Charter and Articles of Incorporation to authorize the issuance of capital stock and the continuance of its existence as a stock life insurance company under the same name. GAMHC may, among other things, elect all of the directors of GenAmerica and approve matters submitted for shareholder approval. As of the effective date of the Reorganization, the membership interests and the contractual rights of the policyholders of the Company were separated - the membership interests automatically became, by operation of law, membership interests in GAMHC and the contractual rights remained with the Company. Each person who becomes the owner of a designated policy or contract of insurance or annuity issued by the Company after the effective date of the Reorganization (subject to certain exceptions and conditions set forth in the Articles of Incorporation of GAMHC) will become a member of GAMHC and have a membership interest in GAMHC by operation of law so long as such policy or contract remains in force. The membership interests in GAMHC follow, and are not severable, from the insurance policy or annuity contract from which the membership interest in GAMHC is derived.

The Company issued 3 million shares of its authorized shares of capital stock to GAMHC in 1997. GAMHC then contributed all of these to GenAmerica in exchange for 1 thousand shares of its common stock. As a result, GenAmerica directly owns the Company, and GAMHC indirectly owns the Company, through GenAmerica. In addition, the Company capitalized $3 million of its unassigned surplus to paid in capital.

The consolidated financial statements include the assets, liabilities, and results of operations of the Company and its wholly owned subsidiaries, General American Holding Company, a non-insurance holding company; Cova Corporation, an insurance holding company; Paragon Life Insurance Company; Security Equity Life Insurance Company; General Life Insurance Company of America; General Life Insurance Company, its 63.8 percent owned subsidiary, Reinsurance Group of America, Incorporated (RGA), an insurance holding company, and its 62.7 percent owned subsidiary, Conning Corporation.

The Company's principal lines of business, conducted through General American or one of its subsidiaries, are: Individual Life Insurance, Annuities, Group Life and Health Insurance, Asset Management, and Reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies, independent brokers, and group sales and claims offices. The Company (including its subsidiaries) is licensed to do business in all fifty states, twelve Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, and Latin America.

INITIAL PUBLIC OFFERING

In December 1997, the Company's subsidiary, Conning Corporation (Conning) successfully completed an Initial Public Offering (IPO) of 2.875 million shares of its common stock. Conning received net proceeds of approximately $34.5 million from the offering. After the IPO, the Company owns 62.7 percent of the total shares outstanding of Conning's common stock. The publicly held stock of Conning is listed on the NASDAQ National Market System

SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated financial statements are prepared on the basis of generally accepted accounting principles (GAAP) and include the accounts of the Company and its majority owned subsidiaries. Less than majority-owned entities in which the Company has at least a 20 percent interest are reported on the equity basis. All significant intercompany accounts and transactions have been eliminated in consolidation. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include future policy benefits and policy and contract claims, deferred acquisition costs, and investment and deferred tax valuation allowances.

In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation No. 40, APPLICABILITY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO MUTUAL LIFE INSURANCE AND OTHER ENTERPRISES. This Interpretation requires mutual life insurance enterprises which had traditionally issued statutory based financial statements that had been reported to be in conformity with GAAP, to apply all authoritative accounting pronouncements in preparing those statements, effective for periods beginning after December 31, 1994. In January 1995, the FASB issued Statement of Financial Accounting Standards No. 120 (SFAS 120), ACCOUNTING AND REPORTING BY MUTUAL LIFE INSURANCE ENTERPRISES AND BY INSURANCE ENTERPRISES FOR CERTAIN LONG DURATION PARTICIPATING CONTRACTS, and the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 95-1 (SOP 95-1), ACCOUNTING FOR CERTAIN INSURANCE ACTIVITIES OF MUTUAL LIFE ENTERPRISES, which together define the GAAP model for mutual life insurance enterprises. These pronouncements define the enterprises and method of accounting for certain participating life insurance contracts of mutual and stock life insurance companies that meet the criteria defined in SOP 95-1. SFAS 120 also deferred implementation of Interpretation No. 40 to be concurrent with implementation of SFAS 120. SFAS 120 and SOP 95-1 are effective for financial statements issued for fiscal years beginning after December 15, 1995. The effect of initially applying this new accounting model has been reported retroactively through restatement of all periods presented.

The significant accounting policies of the Company are as follows:

RECOGNITION OF REVENUE

For traditional life policies, including participating businesses, premiums are recognized when due, less allowances for estimated uncollectible balances. For limited payment contracts, net premiums are recorded as revenue, and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to insurance in force over the estimated policy life. For universal life and annuity products, contract charges for mortality, surrender, and expense, other than front-end expense charges, are reported as income when charged to policyholders' accounts.

Other income represents the fees generated from the Company's non-insurance operations, primarily service and contract fees relating to asset management, system development, and third-party administration. Amounts are recognized when earned.

INVESTED ASSETS

FIXED MATURITY AND EQUITY SECURITIES: Investment securities are accounted for in accordance with SFAS 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES. SFAS 115 requires debt and equity securities to be classified into categories of available-for-sale, trading securities, or held-to-maturity depending on an entity's ability and positive intent to hold a security to maturity. All of the Company's securities are classified as available-for-sale. Fixed maturities available-for-sale are reported at fair value and are so classified based on the possibility that such securities could be sold prior to maturity if that action enables the Company to execute its investment philosophy and appropriately match investment results to operating and liquidity needs. Equity securities are carried at fair value.

Realized gains or losses on the sale of securities are determined on the basis of specific identification. Unrealized gains and losses are recorded, net of related income tax effects, in a separate component of stockholder equity.

MORTGAGE LOANS: Mortgage loans on real estate are stated at an unpaid principal balance, net of unamortized discounts and valuation allowances for possible impairment in value. The Company discontinues the accrual of interest on mortgage loans which are more than 90 days delinquent. Interest received on nonaccrual mortgage loans is generally reported as interest income.

POLICY LOANS, REAL ESTATE AND OTHER INVESTED ASSETS: Policy loans are carried at an unpaid principal balance and are generally secured by the cash surrender value. Investment real estate which the Company has the intent to hold for the production of income is carried at depreciated cost, net of writedowns for other than temporary declines in fair value and encumbrances. Properties held for sale (primarily acquired through foreclosure) are carried at the lower of depreciated cost (fair value at foreclosure plus capital additions less accumulated depreciation and encumbrances) or fair value. Adjustments to carrying value of properties held for sale are recorded in a valuation reserve when the fair value is below depreciated cost. The accumulated depreciation and encumbrances on real estate amounted to $47.0 million and $53.0 million at December 31, 1997 and 1996, respectively. Direct valuation allowances amounted to $6.7 million and $15.7 million at December 31, 1997 and 1996, respectively. Other invested assets are principally recorded at fair value.

SHORT-TERM INVESTMENTS: Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of less than a year, are carried at amortized cost, which approximates fair value.

INVESTED ASSET IMPAIRMENT AND VALUATION ALLOWANCES: Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The Company adjusts invested assets to their estimated net realizable value at the point at which it determines an impairment is other than temporary. In addition, the Company has established valuation allowances for mortgage loans and other invested assets. Valuation allowances for other than temporary impairments in value are netted against the asset categories to which they apply. Additions to valuation allowances are included in realized gains and losses.

The Company recognizes its proportionate share of the resultant gains or losses on the issuance or repurchase of its subsidiaries' stock as a direct credit or charge to retained earnings.

CASH AND CASH EQUIVALENTS: For purposes of reporting, cash and cash equivalents represent cash, demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

INVESTMENT INCOME

Bond premium and discounts are amortized into income using the scientific yield method over the term of the security. Amortization of the premium or discount on mortgage-backed securities is recognized using a scientific yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are adjusted when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income (the "retrospective method").

POLICY AND CONTRACT LIABILITIES

For traditional life insurance policies, future policy benefits are computed using a net level premium method with actuarial assumptions as to mortality, persistency, and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on industry standards and the Company's historical experience which, together with interest and expense assumptions, provide a margin for adverse deviation. Interest rate assumptions generally range from 2.5 percent to 11.0 percent.

For participating policies, future policy benefits are computed using a net level premium method based on the guaranteed cash value basis for mortality and interest. Mortality rates are similar to those used for statutory valuation purposes. Interest rates generally range from 2.5 percent to 6.0 percent. Dividend liabilities are established when earned.
When the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter a premium deficiency reserve is established through a charge to earnings.

Policyholder account balances for universal life and annuity policies are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned.

The range of weighted average interest crediting rates used by the Company and its life insurance subsidiaries were as follows:


                     1997        1996        1995
Universal life    6.00-7.10%  6.00-7.56%  6.00-7.87%
Annuities         5.70-6.20%  5.70-6.20%  5.69-6.29%

Accident and health benefits for active lives are calculated using the net level premium method and assumptions as to future morbidity, withdrawals, and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are calculated using the present value of future benefits and experience assumptions for claim termination, expense, and interest which also provide a margin for adverse deviation.

POLICY AND CONTRACT CLAIMS

The Company establishes a liability for unpaid claims based on estimates of the ultimate cost of claims incurred, which is comprised of aggregate case basis estimates, average claim costs for reported claims, and estimates of unreported losses based on past experience. Policy and contract claims include a provision for both life and accident and health claims. Management believes the liabilities for unpaid claims are adequate to cover the ultimate liability; however, due to the underlying risks and the high degree of uncertainty associated with the determination of the liability for unpaid claims, the amounts which will ultimately be paid to settle these liabilities cannot be determined precisely and may vary from the estimated amount included in the consolidated balance sheets.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profitability of the underlying business. Such costs include commissions, premium taxes, as well as certain other costs of policy issuance and underwriting.

For limited payment and other nonparticipating traditional life insurance policies, the deferred policy acquisition costs are amortized with interest in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected future premium revenue is estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

For participating life insurance, universal life, and annuity type contracts, the deferred policy acquisition costs are amortized over a period of not more than thirty years in relation to the present value of estimated gross profits arising from interest margin, cost of insurance, policy administration, and surrender charges.

The range of average rates of assumed interest used by the Company and its insurance subsidiaries in estimated gross margins were as follows:

                           1997          1996          1995
Participating life         8.17%         8.70%         7.81%
Universal life          6.25-7.79%    6.00-8.20%    6.00-7.56%
Annuities               7.00-7.84%       7.83%         8.04%

The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings. Under SFAS 115, deferred policy acquisition costs are adjusted for the impact on estimated gross margins as if the net unrealized gains and losses on securities had actually been realized.

REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured by ceding risks to other insurance enterprises or reinsurers under various types of contracts including coinsurance and excess coverage. The Company's retention level per individual life ranges between $50 thousand and $2.5 million depending on the entity writing the policy.

The Company assumes and retrocedes financial reinsurance contracts which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in reinsurance recoverable/payable in the accompanying consolidated balance sheet. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

Reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers annually.

FEDERAL INCOME TAXES

The Company and certain of its U.S. subsidiaries file a consolidated federal income tax return. In order to consolidate, the Company must possess both 80 percent of the total voting power and 80 percent of the value of the stock of the subsidiary. Further, even if it meets the 80 percent test, any acquired life insurance company is not included in the consolidated return until the acquired company has been a member of the group for five years. Prior to satisfying the five-year requirement, the subsidiary files a separate federal return. RGA Barbados, a subsidiary of RGA, also files a U.S. tax return. The Company's Canadian, Argentine, Australian, Chilean, Mexican, Spanish, and United Kingdom subsidiaries are taxed under applicable local statutes. The Company uses the asset and liability method to record deferred income taxes. Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, using enacted tax rates, expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

SEPARATE ACCOUNT BUSINESS

The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance and annuity contracts for the exclusive benefit of the contract holders. The Company charges the separate accounts for cost of insurance and administrative expense associated with a contract and charges related to early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value. The Company's participation in the separate accounts (seed money) is carried at its fair value in the separate account, and amounted to $6.2 million and $22.3 million at December 31, 1997 and 1996, respectively.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

INVESTMENT SECURITIES: Fixed maturities are valued using quoted market prices, if available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of investments. The fair values of equity securities are based on quoted market prices.

MORTGAGE LOANS: The fair values of mortgage loans are estimated using discounted cash flow analyses and interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

POLICY LOANS: The fair value of policy loans approximates the carrying value. The majority of these loans are indexed, with yield tied to a stated return.

POLICYHOLDER ACCOUNT BALANCES ON INVESTMENT TYPE CONTRACTS: Fair values for the Company's liabilities under investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For contracts with no defined maturity date, the carrying value approximates fair value.

SEPARATE ACCOUNT ASSETS AND LIABILITIES: The separate account assets and liabilities are carried at fair value as determined by the market value of the underlying segregated investments.

SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: The carrying amount is considered a reasonable estimate of fair value.

LONG-TERM DEBT AND NOTES PAYABLE: The fair value of long-term debt and notes payable is estimated using discounted cash flow calculations based on interest rates currently being offered for similar instruments.

Refer to Note 4 for additional information on fair value of financial instruments.

RECLASSIFICATION
The Company has reclassified the presentation of certain prior period information to conform with the 1997 presentation.

(2) SIGNIFICANT ACQUISITIONS AND DIVESTITURES

On June 1, 1995, the Company acquired Xerox Life Insurance Companies, now known as Cova Corporation (Cova). At acquisition, Cova had total assets of approximately $635.6 million. The purchase price of approximately $107.7 million was funded from the Company's operations.

Effective July 31, 1995, the Company entered into a merger arrangement with Conning Corporation and Subsidiaries (Conning), an investment management firm, whereby the Company acquired Conning and subsequently contributed Conning and General American Investment Management Company, a wholly owned subsidiary, to form Conning Asset Management Company (CAM). At acquisition, Conning had total assets of approximately $16.0 million. The purchase price consisted of approximately $12.0 million in cash (from the Company's operations) and 3.2 million shares of CAM convertible redeemable preferred stock, with fair value of approximately $17.0 million.

These transactions were accounted for using the purchase method of accounting. The results of operations of the acquired entities are included in the consolidated financial statements subsequent to the respective acquisition dates. The excess of cost over fair value of net assets acquired amounted to approximately $56.6 million and $23.1 million for Cova and Conning, respectively, and is being amortized over approximately 20 years.
On January 3, 1995, the Company sold its 72 percent ownership in GenCare Health Systems, Inc. to United HealthCare Corporation. Proceeds received net of expenses were $365.0 million and the net realized gain on sale was $170.2 million.

The Company distributed its ownership of its wholly owned subsidiary, Walnut Street Securities, Inc. (WSS), at December 31, 1997 to GenAmerica. The net book value of WSS, was $4.48 million at the time of distribution. The revenue and expenses of WSS are included in the Company's consolidated statement of operations for 1997.

(3) INVESTMENTS

Fixed maturities and equity securities
The amortized cost and estimated fair value of fixed maturity and equity securities at December 31, 1997 and 1996 are as follows (in thousands):

                                                                           1997

                                                 Gross       Gross     Estimated
                                   Amortized   unrealized  unrealized     fair
                                     cost        gains       losses      value
Available-for-sale:
U. S. Treasury securities          $   48,074       1,125        (27)     49,172
Government agency
obligations                           378,002      84,425     (1,281)    461,146
Corporate securities                5,491,210     319,682    (45,790)  5,765,102
Mortgage-backed securities          2,544,241      45,211    (17,832)  2,571,620
Asset-backed securities               265,725       3,380       (626)    268,479
                                   ----------  ----------  ----------  ---------
Total fixed maturities
  available-for-sale               $8,727,252     453,823    (65,556)  9,115,519
                                   ==========  ==========  ==========  =========
Equity securities                  $   23,558         653          -      24,211
                                   ==========  ==========  ==========  =========

                                                                            1996

                                                 Gross       Gross     Estimated
                                   Amortized   unrealized  unrealized     fair
                                     cost        gains       losses      value
Available-for-sale:
U. S. Treasury securities          $   28,980         368       (151)     29,197
Government agency
obligations                           343,945      41,324       (970)    384,299
Corporate securities                4,071,775     158,361    (39,623)  4,190,513
Mortgage-backed securities          1,949,717      18,927    (14,386)  1,954,258
Asset-backed securities               198,934       1,599       (491)    200,042
                                   ----------  ----------  ----------  ---------
Total fixed maturities
  available-for-sale               $6,593,351     220,579    (55,621)  6,758,309
                                   ==========  ==========  ==========  =========
Equity securities                  $   21,460       1,137     (1,692)     20,905
                                   ==========  ==========  ==========  =========

The Company manages its credit risk associated with fixed maturities by diversifying its portfolio. At December 31, 1997 and 1996, the Company held no corporate debt securities or foreign government debt securities of a single issuer which had a carrying value in excess of 10 percent of stockholder equity.


The amortized cost and estimated fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                  Estimated
                                                 Amortized           fair
                                                    cost            value
Due in one year or less                        $      67,409         67,921
Due after one year through five years              1,279,675      1,303,178
Due after five years through ten years             1,816,231      1,855,188
Due after ten years through twenty years           3,019,696      3,317,612
Mortgage-backed securities                         2,544,241      2,571,620
                                               -------------      ---------
Total                                          $   8,727,252      9,115,519
                                               =============      =========

The sources of net investment income follow (in thousands):

                           1997       1996       1995
Fixed maturities        $  561,709    464,512    368,033
Mortgage loans             194,504    171,781    143,047
Real estate                 34,164     39,062     37,108
Equity securities            1,317        755        622
Policy loans               148,316    133,511    127,920
Short-term investments      16,600     13,979     26,920
Other                       13,943      9,705       (368)
                          --------    -------    -------
Investment revenue         970,553    833,305    703,282
Investment expenses        (25,011)   (26,422)   (26,878)
                          --------    -------    -------
Net investment income   $  945,542    806,883    676,404
                          ========    =======    =======

Net realized gains (losses) from sales of investments consist of the following (in thousands):

                                   1997          1996       1995
Fixed maturities:
     Realized gains             $   23,969       27,928     30,139
     Realized losses                (16,796)    (10,398)    (9,000)
Equity securities:
     Realized gains                   1,835       6,146    306,142
     Realized losses                 (1,457)       (288)    (5,259)
Other investments, net               20,987       1,143    (41,266)
                                    -------     -------    -------
Net realized investment gains   $    28,538      24,531    280,756
                                    =======     =======    =======

Included in the net realized losses are permanent write-downs of approximately $4.8 million during 1997.

A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows (in thousands):


                                                          1997          1996
Unrealized appreciation (depreciation):
     Fixed maturities available-for-sale               $  388,267       164,957
     Equity securities and short-term investments             658           605
     Derivatives                                              888           -
Effect of unrealized appreciation (depreciation) on:
     Deferred policy acquisition costs                   (142,187)      (70,038)
     Present value of future profits                       (2,901)        1,986
Deferred income taxes                                     (91,779)      (36,705)
Other                                                         139           -
Minority interest, net of taxes                           (24,341)      (10,438)
                                                       ----------     ---------
Net unrealized appreciation                            $  128,744        50,367
                                                       ==========     =========

The Company and its insurance subsidiaries have securities on deposit with various state insurance departments and regulatory authorities with an amortized cost of approximately $ 293.5 million and $278.6 million at December 31, 1997 and 1996, respectively.

MORTGAGE LOANS
The Company originates mortgage loans on income-producing properties, such as apartments, retail and office buildings, light warehouses, and light industrial facilities. Loan to value ratios at the time of loan approval are 75 percent or less. The Company minimizes risk through a thorough credit approval process and through geographic and property type diversification.

The Company's mortgage loans were distributed as follows (in thousands):

                                           1997                        1996

                        Carrying      Percent of     Carrying      Percent of
                         Value          Total         Value          Total
Arizona                 $   156,453       7.2%       $   185,575       8.0%
California                  358,443      16.5            378,376      16.4
Colorado                    228,797      10.5            226,531       9.8
Florida                     153,174       7.0            193,570       8.4
Georgia                     131,861       6.1            141,442       6.1
Illinois                    155,184       7.1            183,883       8.0
Maryland                    104,567       4.8             99,944       4.3
Missouri                    100,815       4.6            102,111       4.4
Texas                       191,619       8.8            225,697       9.8
Virginia                     84,140       3.9             92,663       4.0
Other                       513,213      23.5            481,546      20.8
                        -----------   ---------      -----------    --------
Subtotal                  2,178,266     100.0%         2,311,338     100.0%
Valuation reserve           (38,004)                     (37,711)
                        -----------   ---------      -----------    --------
Total                   $ 2,140,262                  $ 2,273,627
                        ===========   =========      ===========    ========

                                           1997                        1996

                        Carrying      Percent of     Carrying      Percent of
                         Value          Total         Value          Total
Property Type
     Apartment          $   101,038       4.6%       $   131,352       5.7%
     Retail                 903,438      41.5            966,298      41.8
     Office building        622,185      28.6            641,204      27.7
     Industrial             445,253      20.4            479,755      20.8
     Other commercial       106,352       4.9             92,729       4.0
                        -----------   ---------      -----------    --------
     Subtotal             2,178,266     100.0%         2,311,338     100.0%
     Valuation reserve      (38,004)                     (37,711)
                        -----------   ---------      -----------    --------
     Total              $ 2,140,262                  $ 2,273,627
                        ===========   =========      ===========    ========

An impaired loan is measured at the present value of expected future cash flows or, alternatively, the observable market price or the fair value of the collateral.

Mortgage loans which have been non-income producing for the preceding twelve months were $8.7 million and $5.1 million at December 31, 1997 and 1996, respectively. At December 31, 1997 and 1996, the recorded investment in mortgage loans that were considered impaired under SFAS 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, was $119.7 million and $86.5 million, respectively, with related allowances for credit losses of $12.7 million and $8.0 million, respectively. The average recorded investment in impaired loans during 1997 and 1996 was $103.1 million and $107.9 million, respectively. For the years ended December 31, 1997, 1996, and 1995, the Company recognized $9.7 million, $6.6 million, and $11.9 million, respectively, of interest income on those impaired loans, which included $9.9 million, $6.7 million, and $12.0 million, respectively, of interest income recognized using the cash basis method of income recognition.

The Company has outstanding mortgage loan commitments as of December 31, 1997 totaling $284.6 million. During 1995, the Company entered into an agreement whereby approximately $109.8 million of mortgage loans were sold by the Company for securitization and resale by a financial institution as mortgage pass-through certificates. In conjunction with this transaction, the Company entered into futures positions to hedge against interest rate risk. The sale of these mortgage loans resulted in a net loss of approximately $.4 million. In addition, the close-out of the futures positions related to this transaction resulted in a net loss of approximately $6.4 million.

DERIVATIVES The Company has a variety of reasons to use derivative instruments, such as to attempt to protect the Company against possible changes in the market value of its portfolio as a result of interest rate changes and to manage the portfolio's effective yield, maturity, and duration. The Company does not invest in derivatives for speculative purposes. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

Summarized below are the specific types of derivative instruments used by the Company.

INTEREST RATE SWAPS: The Company manages interest rate risk on certain contracts, primarily through the utilization of interest rate swaps. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the payments between floating and fixed-rate interest amounts calculated by reference to notional amounts. Net interest payments are recognized within net investment income in the consolidated statements of operations.



At December 31, 1997, the Company had thirty outstanding interest rate swap agreements which expire at various dates through 2025. Under thirteen of the agreements, the Company receives a fixed rate ranging from 5.975 percent to
7.51 percent on a notional amount of $68.6 million and pays a floating rate based on London Interbank Offered Rate (LIBOR). Under the remaining seventeen outstanding interest rate swap agreements, the Company receives a floating rate based on LIBOR on a notional amount of $93 million and pays a fixed rate ranging from 6.495 percent to 8.562 percent. The estimated fair value of the agreements was a net loss of approximately $2.5 million which is not recognized in the accompanying consolidated balance sheet.

At December 31, 1996, the Company had eight outstanding interest rate swap agreements which expire at various dates through 2025. Under six of the agreements, the Company receives a fixed rate ranging from 5.825 percent to
8.31 percent on a notional amount of $25.4 million and pays a floating rate based on LIBOR. Under the remaining two outstanding interest rate swap agreements, the Company receives a floating rate based on LIBOR on a notional amount of $15 million and pays a fixed rate ranging from 6.52 percent to 6.90 percent. The estimated fair value of the agreements was a net gain of approximately $0.3 million which is not recognized in the accompanying consolidated balance sheet.

CURRENCY SWAPS: Under foreign currency swaps, the Company agrees with other parties to exchange at specified intervals, the difference between two currencies on an exchange rate basis the interest amounts calculated by reference to an agreed notional principal amount. The Company uses this technique for foreign denominated assets to match dollar denominated liabilities of various fixed income products. Net interest payments are recognized within net investment income in the consolidated statements of operations.

At December 31, 1997 and 1996, the Company had six and two outstanding currency swap agreements, respectively, which expire at various dates through 2026. The notional amount was $34.3 million and $13.9 million, respectively.
 The estimated fair value of the agreements was a net loss of $1.3 million and $2.3 million, respectively, which is not recognized in the accompanying consolidated balance sheet.

FUTURES: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Company generally invests in futures on U.S. Treasury Bonds, U.S. Treasury Notes, and the S&P 500 Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

Futures contracts outstanding as of years ending 1997 and 1996 were as follows:

                                 ($ in thousands)
                     NET (SOLD)
                      PURCHASE  NOTIONAL      FAIR     UNREALIZED
                      POSITION    AMOUNT     VALUE     GAIN(LOSS)
December 31, 1997       (510)    $51,000     60,940      ($907)
December 31, 1996         50      12,500     14,653        404

OPTIONS: Currently, the Company buys both exchange-traded and over-the-counter options based on the S&P 500 Index to support equity indexed annuity policies. An equity indexed annuity is a product under which contractholders receive a minimum guaranteed value and also participate in stock market appreciation. Options are marked to market value quarterly. The change in value is reflected in investment income to assure proper matching of the hedge to changes in the liability. The amounts involved are not material.

The Company is exposed to credit related risk in the event of nonperformance by counterparties to financial instruments but does not expect any counterparties to fail to meet their obligations. Where appropriate, master netting agreements are arranged and collateral is obtained in the form of rights to securities to lower the Company's exposure to credit risk. It is the Company's policy to deal only with highly rated companies. There are not any significant concentrations with counterparties.

(4) FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1997 and 1996. SFAS 107, DISCLOSURES ABOUT THE FAIR VALUE OF FINANCIAL INSTRUMENTS, defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties (in thousands):

                                                        1997                          1996
                                     Carrying      Estimated       Carrying      Estimated
                                      Value       Fair Value        Value       Fair Value
Assets:
  Fixed maturities               $  9,115,519      9,115,519      6,758,309      6,758,309
  Mortgage loans                    2,140,262      2,333,895      2,273,627      2,354,072
  Policy loans                      2,073,152      2,073,152      1,917,861      1,917,861
  Short-term investments              190,374        190,374         55,594         55,594
  Other invested assets               243,921        243,921        183,612        183,628
  Separate account assets           4,118,860      4,118,860      2,833,258      2,833,258
Liabilities:
  Policyholder account
     balances relating to
     investment contracts        $  6,696,690      6,608,068      6,281,967      6,190,919
  Long term debt and
  notes payable                       214,477        222,419        295,614        293,913
  Separate account
  liabilities                       4,112,666      4,112,666      2,810,907      2,810,907

(5) REINSURANCE

The Company is a major reinsurer to the life and health industry. The effect of reinsurance on premiums and other considerations is as follows (in thousands):

                                                1997           1996          1995
Direct                                      $ 1,120,169      1,097,340      1,069,248
Assumed                                         996,861        827,171        700,152
Ceded                                          (348,861)      (301,283)      (271,387)
                                            -----------      ---------      ---------
Net insurance premiums and other
 considerations                             $ 1,768,169      1,623,228      1,498,013
                                            ===========      =========      =========

Reinsurance assumed represents approximately $212.5 billion, $160.0 billion, and $157.9 billion, of insurance in force at December 31, 1997, 1996, and 1995, respectively. The amount of ceded insurance in force, including retrocession, was $50.4 billion, $53.2 billion, and $48.7 billion, for 1997, 1996, and 1995, respectively.

(6) FEDERAL INCOME TAXES

Income tax expense (benefit) attributable to income from operations consists of the following (in thousands):

                                  1997         1996         1995
Current income tax expense     $   65,778      45,902      115,769
Deferred income tax expense
  (benefit)                          (113)     13,992       29,411
                               ----------     -------      -------
Provision for income taxes     $   65,665      59,894      145,180
                               ==========     =======      =======

Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35 percent to pre-tax income as a result of the following (in thousands):

                                          1997           1996           1995
Computed "expected" tax expense        $   64,763        57,055        135,353
Increase (decrease) in income tax
   resulting from:
   Surplus tax on mutual life
     insurance companies                    5,325         4,777            -
   Foreign tax rate in excess
     of U.S. tax rate                         556           941            763
   Tax preferred investment
     income                                (6,583)       (7,318)        (5,784)
   State tax net of federal benefit           830           971            292
   GAAP/tax basis difference
     on GenCare sale                          -             -           15,710
   Foreign tax credit                        (594)          -              -
   Goodwill amortization                      956           895            567
   Difference in book vs. tax
     basis in domestic
     subsidiaries                           2,166         2,230          1,547
   Other, net                              (1,754)          343         (3,268)
                                       ----------       -------        -------
Provision for income taxes             $   65,665        59,894        145,180
                                       ==========       =======        =======

Total income taxes were allocated as follows:

                                          1997           1996           1995
Provision for income taxes             $   65,665        59,894        145,180
Income tax from stockholder equity:
   Unrealized holding gain
     or loss on debt and
     equity securities
     recognized for financial
     reporting purposes                    55,923       (24,612)        99,871
Foreign currency translation              (12,122)          -              -
Other                                        (437)       (1,023)           -
                                       ----------       -------        -------
Total income tax                       $  109,029        34,259        245,051
                                       ==========       =======        =======

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1997 and 1996 are presented below (in thousands):

                                                 1997            1996
Deferred tax assets:
   Reserve for future policy benefits        $  149,496        138,848
   Deferred acquisition costs capitalized
      for tax                                   110,418         95,332
   Difference in basis of post retirement
      benefits                                    6,846         13,993
   Net operating loss                            40,915         22,789
   Other, net                                   132,354        106,263
                                             ----------        -------
Gross deferred tax assets                       442,029        377,225
   Less valuation allowance                       1,150          1,299
                                             ----------        -------
Total deferred tax asset after valuation
   allowance                                 $  438,879        375,926
                                             ==========        =======

                                                 1997            1996
Deferred tax liabilities:
   Unrealized gain on investments            $   78,420         63,204
   Deferred acquisition costs capitalized
      for financial reporting                   282,714        246,858
   Difference in the tax basis of
      cash and invested assets                   45,551         19,222
   Other, net                                   121,240         89,919
                                             ----------        -------
Total deferred tax liabilities                  527,925        419,203
                                             ----------        -------
Net deferred tax liability                   $   89,046         43,277
                                             ==========        =======

The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is because the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

As of December 31, 1997, the Company has provided for a 100 percent valuation allowance against the deferred tax asset related to the net operating losses of RGA's Australian, Argentine, and UK subsidiaries and Genelco's Spanish and Mexican subsidiaries. The Company has provided for a 50 percent valuation allowance against the deferred tax asset related to International Underwriting Services' net operating losses which were incurred in separate return limitation years. Based on income projections for future years, a 50 percent valuation allowance is appropriate.

At December 31, 1997, the Company had capital loss carryforwards of $.8 million. During 1997, 1996, and 1995 the Company paid income taxes totaling approximately $70.8 million, $20.7 million, and $121.7 million, respectively. At December 31, 1997, the Company's subsidiaries had recognized deferred tax assets associated with net operating loss carryforwards of approximately $115.7 million. The net operating loss and capital losses are expected to be utilized during the period allowed for carryforwards.

(7) DEFERRED POLICY ACQUISITION COSTS

A summary of the policy acquisition costs deferred and amortized is as follows (in thousands):

                                              1997       1996       1995
Balance at beginning of year              $  652,251    526,939    664,452
Transfer of present value of future
profits                                       19,279          -          -
Policy acquisition costs deferred            267,008    206,790    163,218
Policy acquisition costs amortized          (211,979)  (182,038)  (176,216)
Interest credited                             40,843     38,944     37,405
Deferred policy acquisition costs relating
  to change in unrealized (gain) loss on
  investments available for sale             (72,149)     61,616  (161,920)
                                          ----------     -------  --------
Balance at end of year                    $  695,253     652,251   526,939
                                          ==========     =======  ========

(8) ASSOCIATE BENEFIT PLANS AND POSTRETIREMENT BENEFITS

The Company has a defined benefit plan covering substantially all associates. The benefits are based on years of service and each associate's compensation level. The Company's funding policy is to contribute annually the maximum amount deductible for federal income tax purposes. Contributions provide for benefits attributed to service to date and for those expected to be earned in the future.

The Company also has several non-qualified, defined benefit, and defined contribution plans for directors and management associates. The plans are unfunded and are deductible for federal income tax purposes when the benefits are paid.



Net periodic defined benefit plan costs consist of the following (in thousands):

                                        1997       1996       1995
Service cost                  $    5,915        5,421      4,074
Interest                           8,597        8,047      7,160
Return on plan assets            (29,043)     (14,207)   (27,984)
Amortization and deferral         18,637        4,646     19,841
Other                                -            192        -
                              ----------    ---------  ---------
Pension costs                 $    4,106        4,099      3,091
                              ==========    =========  =========

The following table presents the plans' funded status and amount recognized in the Company's consolidated balance sheets at December 31, 1997 and 1996 based on the actuarial valuations as of December 31, 1997 and 1996 (in thousands):

                                                      1997                   1996
                                             Qualified     Other   Qualified      Other
                                               Plans       Plans     Plans        Plans
Actuarial present value of
   benefit obligations:
Accumulated benefit
   obligation, including vested
   benefits of $79,995 and
   $19,057 for 1997 and
   $74,223 and $18,560
   for 1996                                     82,758     27,965     76,928     26,897
                                             ---------     ------  ---------     ------
Projected benefit obligation for
   service rendered to date                     97,662     32,168     92,825     29,726

Plan assets at fair value primarily
   listed stocks and bonds                     133,477               128,545

Plan assets in excess (less than)
   projected benefit obligations                35,815    (32,168)    35,720    (29,726)


Unrecognized net transition obligation
   at December 31                                           4,021                 2,701

Pension cost funded in advance               $  35,815                35,720
                                             =========               =======
Accrued pension liability                                 (28,147)              (27,025)
                                                          ========              ========

Assumptions used for the December 31, 1997 and 1996 projected benefit obligation included a 7.25 percent current discount rate, a same age-based salary scale and
4.50 percent increase rate, respectively, for future compensation levels, and a
9.25 percent projected return on plan assets.

The Board of Directors has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by the Board of Directors and are based upon salaries of eligible associates. Full vesting occurs after five years of continuous service. The Company's contribution to the plan was $10.4 million, $8.8 million, and $9.2 million for 1997, 1996, and 1995, respectively

In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Alternatively, retirees may elect certain prepaid health care benefit plans.

The Company uses the accrual method to account for the costs of its retiree benefit plans and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized transition obligation was $16.8 million and $17.8 million at December 31, 1997 and 1996, respectively. Net postretirement benefit costs for the years ended December 31, 1997, 1996, and 1995 were $5.1 million, $5.8 million, and $5.4 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from difference between actuarial assumptions and actual experience, and amortization of the transition obligation. The liability for the Company as of December 31, 1997 and $27.8 million and $25.6 million, respectively.

Assumptions used were as follows:

                                                      1997       1996
Discount rate in determining benefit obligations      7.25%      7.25%
Healthcare cost trend
   First year:
      Indemnity plan                                  8.0%       9.0%
      HMO plan                                        8.0%       8.0%
      Dental plan                                     8.0%       9.0%
   Ultimate                                           5.00%      5.25%

The health care cost trend rate assumption has a significant effect on the amount reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation as of December 31, 1997 by $4.7 million or
12.5 percent. The aggregate of the service cost and interest cost components of net periodic postretirement benefit cost for 1997 would increase by $.6 million or 15.5 percent.

(9) DEBT

The Company's long-term debt and notes payable consists of the following ($ in millions):

                                                                     Face value
                                                                   at December 31,
Description                               Rate       Maturity       1997      1996
Long-term debt:
General American surplus note            7.625%     January 2024   $107.0    $107.0
RGA senior note                          7.250%     April 2006      100.0     100.0
Notes payable
General American                         5.555%     March 1997        -        80.5
RGA Australia Hldgs.                     5.460%     April 1998        7.8       7.6
                                                                   ------    ------
Total long-term debt and notes payable                             $214.8    $295.1
                                                                   ======    ======

The difference between the face value of debt and the carrying value per the consolidated balance sheets is unamortized discount.

General American's surplus note pays interest on January 15 and July 15 of each year. The note is not subject to redemption prior to maturity. Payment of principal and interest on the note may be made only with the approval of the Missouri Director of Insurance.

The RGA senior note pays interest semiannually on April 1 and October 1. The ability of RGA to make debt principal and interest payments as well as make dividend payments to shareholders is ultimately dependent on the earnings and surplus of its subsidiaries and the investment earnings on the undeployed debt proceeds. The transfer of funds from the insurance subsidiaries to Reinsurance Group of America, Incorporated is subject to applicable insurance laws and regulations.

The General American note payable was retired during December of 1997.

The RGA Australian note had drawdowns for the respective years of $2.0 million in January 1997, $5.6 million in January 1996, and $2.0 million in July 1996. Principal repayments are due in April 1998 and are expected to be renewed under the terms of the line of credit. This agreement contains various restrictive covenants which primarily pertain to limitations on the quality and types of investments, minimum requirements of net worth, and minimum rating requirements.

Interest paid on debt during 1997, 1996, and 1995 amounted to $20.0 million, $19.9 million, and $9.0 million, respectively.

As of December 31, 1997, the Company was in compliance with all covenants under its debt agreements.

(10) REGULATORY MATTERS

The Company and its insurance subsidiaries are subject to financial statement filing requirements in their respective state of domicile, as well as the states in which they transact business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from GAAP. Statutory accounting practices include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on a statutorily determined formulas; and (5) valuation of investments in bonds at amortized cost.

Net income and policyholders' surplus of the Company for the years ended December 31, 1997, 1996, and 1995, as determined in accordance with statutory accounting practices, are as follows (in thousands):


                            1997         1996        1995
Net income                $   39,737    18,464      236,962
Policyholders' surplus       844,110   636,260      589,783

Under Risk-Based Capital (RBC) requirements, General American and its insurance subsidiaries are required to measure its solvency against certain parameters. As of December 31, 1997, the Company and its insurance subsidiaries exceeded the established RBC minimums. In addition, the Company and its insurance subsidiaries exceeded the minimum statutory capital and surplus requirements of their respective states of domicile.

The Company and its insurance subsidiaries are subject to limitations on the payment of dividends. Generally, dividends during any year may not be paid without prior regulatory approval, in excess of the lessor of (and with respect to life and health subsidiaries in Missouri, in excess of the greater
of): (a) 10 percent of the statutory surplus as of the preceding December 31 or (b) the statutory gain from operations for the preceding year.

(11) LEASE COMMITMENTS

The Company has entered into operating leases for office space and other assets, principally office furniture and equipment. Future minimum lease obligations under noncancelable leases are summarized as follows (in thousands):

Year ended December 31:
        1998                                 $   17,583
        1999                                     15,510
        2000                                     12,621
        2001                                      8,680
        2002                                      6,276
        Thereafter                                3,107

Operating lease expense totaled $16.4 million, $17.0 million, and $11.6 million in 1997, 1996, and 1995, respectively


(12) PARTICIPATING POLICIES AND DIVIDENDS TO POLICYHOLDERS

Over 27.5 percent and 31.2 percent of the Company's business in force relates to participating policies as of December 31, 1997 and 1996, respectively. These participating policies allow the policyholders to receive dividends based on actual interest, mortality, and expense experience for the related policies. These dividends are distributed to the policyholders through an annual dividend, using current dividend scales which are approved by the Board of Directors.

(13) CONTINGENT LIABILITIES

From time to time, the Company is subject to litigation related to its insurance business and to employment related matters in the normal course of business. Management does not believe that the Company is party to any such pending litigation which would have a material adverse effect on its financial position or future operations.

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. When any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the Fact that he is or was a director, officer, employee, or agent of the corporation, indemnification may be paid unless such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation. In the event of such a determination indemnification is allowed if a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity to any person who is or was a director, officer, employee, or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987, and the policyholders of General American at the annual meeting held on 26 January 1988, adopted the following resolutions:

      "BE IT RESOLVED THAT

      1. The company shall indemnify any person who is, or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the company), by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

      2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity which holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Reasonableness of Fees and Charges


General American, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by General American.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      VGSP Prospectus, consisting of 49 pages; FRC-VUL Prospectus, consisting of 47 pages.

      The undertaking to file reports required by Section 15 (d), 1934 Act. The undertaking pursuant to Rule 484.
      Representations pursuant to Rule 6e-3(T).
      The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions for exhibits to Form N-8B-2):

       (1)  Resolution of the Board of Directors of General
            American authorizing establishment of the
            Separate Account <F1>

       (2)  Not applicable

       (3)  (a)  Principal Underwriting Agreement <F1>

            (b)  Proposed form of Selling Agreement <F1>

            (c)  Commission Schedule <F1>

       (4)  Not applicable

       (5)  (a)  Revised form of VGSP Policy <F2>

            (b)  Form of VGSP Pension Policy and Policy Riders <F1>

            (c)  Waiver of monthly Deduction Rider  <F1>

            (d)  Form of FRC-VUL Policy <F4>

            (e)  Form of FRC-VUL Waiver of Monthly Deduction Rider <F4>

            (f)  Form of FRC-VUL Waiver of Specified Premium Rider <F4>

            (g)  Form of FRC-VUL Increasing Benefit Rider <F4>


       (6) (a) Amended and Restated Charter and Articles of Incorporation of General American <F6>

            (b)  Amended and Restated By-Laws of General American <F6>


       (7)  Not applicable

       (8)  (a)  Form of Agreement to Purchase Shares of
                 General American Capital Company <F2>

            (b)  Form of Participation Agreement with Variable
                 Insurance Products Fund <F2>

            (c)  Form of Participation Agreement with Russell
                 Insurance Funds, Inc. <F4>

       (9)  Not applicable

      (10)  (a)  Form of Application for Standard VGSP Policy <F2>

            (b)  Form of Application for Standard FRC-VUL Policy <F4>

            (c)  Form of Application for FRC-VUL Policy--Guaranteed
                 Issue <F4>

            (d)  Form of Master Application for FRC-VUL Policy <F4>

2. Revised Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies and General American's procedure for conversion to a fixed benefit policy <F2>

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6.

            (1)  See above

            (2)  See Exhibit 1(5)

            (3)   (a)  Opinion of Robert J. Banstetter, General
                  Counsel of General American as to VGSP Policy <F1>

                  (b)  Opinion of Matthew P. McCauley, Associate
                  General Counsel of General American as to FRC-VUL
                  Policy <F4>

            (4) No financial statements are omitted from the Prospectuses pursuant to prospectus instructions 1(b) or
                  (c).

            (5)   Not applicable


4.    The consent of KPMG Peat Marwick LLP, Independent Certified Public
      Accountants.


[FN]
---------------------

    <F1>    Incorporated by reference to the initial Registration Statement and File No. 33-48550.

    <F2>    Incorporated by reference to Pre-Effective Amendment
No. 1 to the Registration Statement, File No. 33-48550.

    <F3>    Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, File No. 33-48550.

    <F4>    Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, File No. 33-48550.

    <F5>    Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement, File No. 33-48550.


    <F6>    Filed herewith.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company and General American Separate Account Eleven certify that they meet all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of General American Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 29th day of April, 1998.


                                    GENERAL AMERICAN SEPARATE ACCOUNT
                                    ELEVEN (Registrant)

(Seal)                              BY:   GENERAL AMERICAN LIFE
                                    INSURANCE COMPANY (for Registrant
                                    and as Depositor)


Attest: /S/ Robert J. Banstetter    By: /S/ Richard A. Liddy
        --------------------------      ------------------------
        Robert J. Banstetter, Sr.       Richard A. Liddy,
        Secretary                       President, General American
                                        Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                 Title                                Date
---------                                 -----                                ----
/S/ Richard A. Liddy                      Chairman, President                 4/29/98
------------------------------            (Principal Executive
Richard A. Liddy                          Officer)

/S/ John W. Barber                        Vice President                      4/29/98
------------------------------            Controller
John W. Barber                            (Principal Accounting
                                          Financial Officer)


------------------------------
August A. Busch, III<F*>                  Director


------------------------------
William E. Cornelius<F*>                  Director



                                    II-8


------------------------------
John C. Danforth<F*>                      Director


------------------------------
Bernard A. Edison<F*>                     Director


/S/ Richard A. Liddy
------------------------------
Richard A. Liddy                          Director                            4/29/98


------------------------------
William E. Maritz<F*>                     Director


------------------------------
Craig D. Schnuck<F*>                      Director


------------------------------
William P. Stiritz<F*>                    Director


------------------------------
Andrew C. Taylor<F*>                      Director


------------------------------
H. Edwin Trusheim<F*>                     Director


------------------------------
Robert L. Virgil, Jr.<F*>                 Director


------------------------------
Virginia V. Weldon<F*>                    Director


------------------------------
Ted C. Wetterau<F*>                       Director

By /S/Matthew P. McCauley                                                     4/29/98
   ---------------------------
   Matthew P. McCauley

<F*> Original powers of attorney authorizing Matthew P. McCauley to sign this
Registration Statement and Amendments thereto on behalf of the Board of Directors of General American Life Insurance Company are on file with the Securities and Exchange Commission.

                               INDEX TO EXHIBITS

                                                                              Source
Exhibit                                                                       or Page
Number                        Description                                     Number
------                        -----------                                     ------
1.                Consent of KPMG Peat Marwick LLP,
                  Independent Certified Public Accountants

2.                Amended and Restated Charter and Articles of
                  Incorporation of General American Life Insurance
                  Company

3.                Amended and Restated By-Laws of General American
                  Life Insurance Company